As filed with the Securities and Exchange Commission on September 14, 2005
Securities Act File No.
Investment Company Act File No. 811-04700

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-2

☐	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☑	PRE-EFFECTIVE AMENDMENT NO. 1
☐	POST-EFFECTIVE AMENDMENT NO.
and/or
☑	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 AMENDMENT NO. 36
(Check Appropriate Box or Boxes)
THE GABELLI EQUITY TRUST INC.
(Exact Name of Registrant as Specified in Charter)
One Corporate Center
Rye, New York 10580-1422
(Address of Principal Executive Offices)
Registrant’s Telephone Number, Including Area Code:
(914) 921-5100
Bruce N. Alpert
The Gabelli Equity Trust Inc.
One Corporate Center
Rye, New York 10580-1422
(Name and Address of Agent for Service)
Copies to:

James E. McKee, Esq.	Daniel Schloendorn, Esq.
The Gabelli Equity Trust Inc.	Willkie Farr & Gallagher LLP
One Corporate Center	787 7th Avenue
Rye, New York 10580	New York, New York 10019
      Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.
      If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box.     ☑
CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

		Proposed Maximum
Title of Securities	Aggregate Amount	Offering Price Per	Proposed Aggregate	Amount of
Being Registered	Being Registered	Share(1)	Offering Price(2)	Registration Fee(3)

Shares of Common Stock, par value $.001 per share	20,525,901	$7.00	$143,681,307	$16,948.80

(1)	As calculated pursuant to Rule 457(c) under the Securities Act of 1933, as amended. Based on the average of the high and low sales prices reported on the New York Stock Exchange on August 15, 2005.

(2)	Estimated solely for the purpose of calculating the registration fee.

(3)	$117.70 was previously wired to the Securities and Exchange Commission account at the Mellon Bank, Pittsburgh, Pennsylvania, in connection with the initial filing of the Registration Statement. An additional $16,831.10 was wired to the Securities and Exchange Commission’s account in payment of the additional registration fee due in connection with this Pre-Effective Amendment No. 1 to the Registration Statement.

      THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.
Notice to Canadian Residents:
      These Securities Have Not Been Approved or Disapproved by Any Securities or Regulatory Authority in Canada. This Offering Will Not Be Made in Any Province of Canada Where It Is Not Permitted by Law.

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CROSS-REFERENCE SHEET
PURSUANT TO RULE 481(a)
PART A

N-2 Item Number	Location in Part A (Caption)

1. Outside Front Cover	Front Cover Page
2. Inside Front and Outside Back Cover Page	Front Cover Page
3. Fee Table and Synopsis	Prospectus Summary; Table of Fees and Expenses
4. Financial Highlights	Financial Highlights
5. Plan of Distribution	The Offer
6. Selling Shareholders	Not Applicable
7. Use of Proceeds	Use of Proceeds
8. General Description of the Registrant	Investment Objectives and Policies; The Offer; Risk Factors and Special Considerations; Dividends and Distributions; Capitalization
9. Management	Management of the Equity Trust
10. Capital Stock	The Offer; Capitalization; Custodian, Transfer Agent, Dividend-Disbursing Agent and Registrar; Dividends and Distributions; Taxation
11. Defaults and Arrears on Senior Securities	Not Applicable
12. Legal Proceedings	Not Applicable
13. Table of Contents of the Statement of Additional Information	Table of Contents of the Statement of Additional Information
PART B

Location in Statement of Additional Information

14. Cover Page	Outside Front Cover Page
15. Table of Contents	Outside Front Cover Page
16. General Information and History	Not Applicable
17. Investment Objectives and Policies	Investment Objectives; Investment Practices
18. Management	Management of the Equity Trust
19. Control Persons and Principal Holders	Management of the Equity Trust
20. Investment Advisory and Other Services	Management of the Equity Trust
21. Brokerage Allocation and Other Practices	Portfolio Transactions
22. Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan	Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan
23. Tax Status	Taxation
24. General Information	General Information
25. Beneficial Owner	Beneficial Owner
26. Financial Statements	Financial Statements
PART C
      Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

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143,681,307 Rights for 20,525,901 Shares
THE GABELLI EQUITY TRUST INC.
Common Shares
     The Gabelli Equity Trust Inc. (the “Equity Trust”) is issuing transferable rights (“Rights”) to its shareholders of common stock, par value $.001 per share. These Rights will allow you to subscribe for new shares of the Common Stock of the Equity Trust (the “Common Shares”). For every seven Rights that you receive, you may buy one new Common Share of the Equity Trust plus, in certain circumstances and only if you are a shareholder on the record date for the rights offering, additional Common Shares pursuant to an over-subscription privilege. You will receive one Right for each outstanding Common Share of the Equity Trust you own on September 21, 2005 (the “Record Date”) rounded up to the nearest number of Rights evenly divisible by seven. Fractional shares will not be issued upon the exercise of the Rights. Accordingly, new Common Shares may be purchased only pursuant to the exercise of Rights in integral multiples of seven.
     The Rights are transferable and will be admitted for trading on the New York Stock Exchange (“NYSE”) under the symbol “GAB RT.” The Common Shares are presently listed on the NYSE under the symbol “GAB.” The new Common Shares issued in this Rights offering (the “Offer”) will also be listed under the symbol “GAB.” On                  , 2005 (the last trading date prior to the Common Shares trading ex-Rights), the last reported net asset value per share of the Common Shares was $         and the last reported sales price per Common Share on the NYSE was $        . The purchase price per Common Share (the “Subscription Price”) will be $7.00. The offer will expire at 5:00 p.m., New York Time, on October 26, 2005, unless the Offer is extended as described in this Prospectus (the “Expiration Date”). Rights acquired in the secondary market may not participate in the over-subscription privilege.
     The Equity Trust is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Equity Trust’s primary investment objective is to achieve long-term growth of capital by investing primarily in a portfolio of equity securities consisting of common stock, preferred stock, convertible or exchangeable securities and warrants and rights to purchase such securities. Income is a secondary investment objective. Gabelli Funds, LLC (“Gabelli Funds”) serves as investment adviser to the Equity Trust. An investment in the Equity Trust is not appropriate for all investors. We cannot assure you that the Equity Trust’s investment objectives will be achieved. FOR A DISCUSSION OF CERTAIN RISK FACTORS AND SPECIAL CONSIDERATIONS WITH RESPECT TO OWNING COMMON SHARES OF THE EQUITY TRUST, SEE “RISK FACTORS AND SPECIAL CONSIDERATIONS” ON PAGE 28 OF THIS PROSPECTUS. The Equity Trust has outstanding four series of preferred stock which has resulted in a leveraged capital structure. For a discussion of the effects and certain risks associated with the use of leverage see “Capitalization — Effects of Leverage” and “Risk Factors and Special Considerations — Leverage Risk.” The address of the Equity Trust is One Corporate Center, Rye, New York 10580-1422 and its telephone number is (914) 921-5100.
     This Prospectus sets forth certain information about the Equity Trust an investor should know before investing. Accordingly, this Prospectus should be retained for future reference.
     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.
     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY ANY SECURITIES REGULATORY AUTHORITY IN CANADA. THIS OFFERING WILL NOT BE MADE IN ANY PROVINCE OF CANADA WHERE IT IS NOT PERMITTED BY LAW.

			Proceeds to
	Subscription		Equity
	Price	Sales Load	Trust(1)

Per Common Share	$7.00	None	$7.00
Total	$143,681,307	None	$143,681,307

(1)	Before deduction of expenses incurred by the Equity Trust, estimated at $600,000.
     SHAREHOLDERS WHO DO NOT EXERCISE THEIR RIGHTS MAY, AT THE COMPLETION OF THE OFFER, OWN A SMALLER PROPORTIONAL INTEREST IN THE EQUITY TRUST THAN IF THEY EXERCISED THEIR RIGHTS. AS A RESULT OF THE OFFER YOU MAY EXPERIENCE DILUTION OR ACCRETION OF THE AGGREGATE NET ASSET VALUE OF YOUR COMMON SHARES DEPENDING UPON WHETHER THE EQUITY TRUST’S NET ASSET VALUE PER COMMON SHARE IS ABOVE OR BELOW THE SUBSCRIPTION PRICE ON THE EXPIRATION DATE. The Equity Trust cannot state precisely the extent of any dilution or accretion at this time because the Equity Trust does not know what the net asset value per Common Share will be when the Offer expires or what proportion of the Rights will be exercised. Gabelli Funds’ parent company, GAMCO Investors, Inc., and its affiliates (“Affiliated Parties”) may purchase Common Shares through the primary subscription and the over-subscription privilege and Mr. Mario J. Gabelli, who may be deemed to control the Equity Trust’s investment adviser, or his affiliated entities may also purchase additional Common Shares through the primary subscription and over-subscription privilege on the same terms as other shareholders.
     This Prospectus sets forth concisely certain information about the Equity Trust that a prospective investor should know before investing. Investors are advised to read and retain it for future reference.
     A Statement of Additional Information dated September 14, 2005 (the “SAI”) containing additional information about the Equity Trust has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus. A copy of the SAI, the table of contents of which appears on page 47 of this Prospectus, the annual report and the semi-annual report are available at the Equity Trust’s website, www.gabelli.com. To obtain any of these documents, to request other information about the Equity Trust, or to make shareholder inquiries, investors may contact the Equity Trust at (800) GABELLI, (800) 422-3554 or (914) 921-5100. Investors may also obtain the Statement of Additional Information, material incorporated by reference, and other information about the Equity Trust from the SEC’s website (http://www.sec.gov). Shareholder inquiries should be directed to the Subscription Agent, Computershare Shareholder Services, Inc., at (800) 336-6983 or (781) 575-3100.
September 21, 2005

      NO DEALER, SALESPERSON OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS. IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE EQUITY TRUST OR THE EQUITY TRUST’S INVESTMENT ADVISER. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY OTHER THAN THE COMMON SHARES OFFERED BY THIS PROSPECTUS, NOR DOES IT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY COMMON SHARES BY ANYONE IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL.

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PROSPECTUS SUMMARY
      This summary highlights some information that is described more fully elsewhere in this Prospectus. It may not contain all of the information that is important to you. To understand the Offer fully, you should read the entire document carefully, including the risk factors which can be found on page 28, under the heading “Risk Factors and Special Considerations.”
Purpose of the Offer
      The Board of Directors of the Equity Trust has determined that it would be in the best interests of the Equity Trust and its existing shareholders to increase the assets of the Equity Trust so that the Equity Trust may be in a better position to take advantage of investment opportunities that may arise. The Offer seeks to reward existing shareholders by giving them the opportunity to purchase additional shares at a price that may be below market and/or net asset value without incurring any commission or charge. The distribution of the Rights, which themselves may have intrinsic value, will also give non-participating shareholders the potential of receiving a cash payment upon the sale of their Rights, which may be viewed as partial compensation for the possible dilution of their interests in the Equity Trust as a result of the Offer.
      The Board of Directors believes that increasing the size of the Equity Trust may lower the Equity Trust’s expenses as a proportion of average net assets because the Equity Trust’s fixed costs can be spread over a larger asset base. There can be no assurance that by increasing the size of the Equity Trust, the Equity Trust’s expense ratio will be lowered. The Board of Directors also believes that a larger number of outstanding shares and a larger number of beneficial owners of shares could increase the level of market interest in and visibility of the Equity Trust and improve the trading liquidity of the Equity Trust’s shares on the NYSE.
Important Terms of the Offer

Total number of shares available for primary subscription	20,525,901

Number of Rights you will receive for each outstanding share you own on the Record Date	One Right for every one share*
Number of shares you may purchase with your Rights at the Subscription Price per share	One share for every seven Rights**
Subscription Price	$7.00

*	The number of Rights to be issued to a shareholder on the Record Date will be rounded up to the nearest number of Rights evenly divisible by seven.

**	Holders of Rights on the Record Date will be able to acquire additional Equity Trust shares pursuant to an over-subscription privilege in certain circumstances.
Shareholder inquiries should be directed to:
Computershare Shareholder Services, Inc.
(800) 336-6983 or (781) 575-3100
or Gabelli Funds
(800) GABELLI (422-3554)
Over-Subscription Privilege
      Shareholders on the Record Date (“Record Date Shareholders”) who fully exercise all Rights initially issued to them are entitled to buy those Equity Trust shares, referred to as “primary over-subscription shares,” that were not purchased by other Rights holders. If enough primary over-subscription shares are available, all such requests will be honored in full. If the requests for primary over-subscription shares exceed the primary over-subscription shares available, the available primary over-subscription shares will be allocated pro rata among those fully exercising Record Date Shareholders who over-subscribe based on the number of Rights originally issued to them by the Equity Trust. Common Shares acquired pursuant to the over-subscription privilege are subject to allotment, which is more fully discussed under “The Offer — Over-Subscription Privilege.” RIGHTS ACQUIRED IN THE SECONDARY MARKET MAY NOT PARTICIPATE IN THE OVER-SUBSCRIPTION PRIVILEGE.
      In addition, in the event that the Equity Trust’s per share net asset value on the Expiration Date is equal to or less than the Subscription Price, the Equity Trust, in its sole discretion, may determine to issue additional Common Shares in an amount of up to 20% of the shares issued pursuant to the primary subscription, referred to as “secondary over-subscription shares.” Should the Equity Trust determine to issue some or all of the secondary over-subscription shares, they will be allocated only among Record Date Shareholders who submitted over-subscription requests. Secondary over-subscription shares will be allocated pro rata among those fully exercising Record Date Shareholders who over-subscribe based on the number of Rights originally issued to them by the Equity Trust. RIGHTS ACQUIRED IN THE SECONDARY MARKET MAY NOT PARTICIPATE IN THE OVER-SUBSCRIPTION PRIVILEGE.
Method for Exercising Rights
      Except as described below, subscription certificates evidencing the Rights (“Subscription Certificates”) will be sent to Record Date Shareholders or their nominees. If you wish to exercise your Rights, you may do so in the following ways:

(1)	Complete and sign the Subscription Certificate. Mail it in the envelope provided or deliver it, together with payment in full to Computershare Shareholder Services, Inc. (the “Subscription Agent”) at the address indicated on the Subscription Certificate. Your completed and signed Subscription Certificate and payment must be received by the Expiration Date.

(2)	Contact your broker, banker or trust company, which can arrange on your behalf to deliver your payment and to guarantee delivery of a properly completed and executed Subscription Certificate by the close of business on the third Business Day after the Expiration Date pursuant to a notice of guaranteed delivery. A fee may be charged for this service by your broker, bank or trust company. Your payment and the notice of guaranteed delivery must be received by the Expiration Date.
      A Rights holder will have no right to rescind a purchase after the Subscription Agent has received payment either by means of a notice of guaranteed delivery or a check. See “The Offer — Method of Exercise of Rights” and “The Offer — Payment for Shares.”
Sale of Rights
      The Rights are transferable until the Expiration Date and have been admitted for trading on the NYSE. Although no assurance can be given that a market for the Rights will develop, trading in the Rights on the NYSE will begin three Business Days prior to the Record Date and may be conducted until the close of trading on the last NYSE trading day prior to the Expiration Date. The value of the Rights, if any, will be reflected by the market price. Rights may be sold by individual holders or may be submitted to the Subscription Agent for sale. Any Rights submitted to the Subscription Agent for sale must be received by the Subscription Agent on or before October 25, 2005, one Business Day prior to the Expiration Date, due to normal settlement procedures. Rights that are sold will not confer any right to acquire any Common Shares in the primary or secondary over-subscription, and any Record Date shareholder who sells any Rights will not be eligible to participate in the primary or secondary over-subscription. Trading of the Rights on the NYSE will be conducted on a when-issued basis until and including the date on which the Subscription Certificates are mailed to Record Date shareholders and thereafter will be conducted on a regular-way basis until and including the last NYSE trading day prior to the Expiration Date. The shares will begin trading ex-Rights two Business Days prior to the Record Date. If the Subscription Agent receives Rights for sale in a timely manner, it will use its best efforts to sell the Rights on the NYSE. The Subscription Agent will also attempt to sell any Rights (i) a Rights holder is unable to exercise because the Rights represent the right to subscribe for less than one new Common Share (defined herein) or (ii) attributable to shareholders whose record addresses are outside the United States and Canada or who have an APO or FPO address as described below under “Restrictions on Foreign Shareholders” and under “The Offer — Foreign Restrictions” in the prospectus. Any commissions will be paid by the selling Rights holders. Neither the Equity Trust nor the Subscription Agent will be responsible if Rights cannot be sold and neither has guaranteed any minimum sales price for the Rights. If the Rights can be sold, sales of these Rights will be deemed to have been effected at the weighted average price received by the Subscription Agent on the day such Rights are sold, less any applicable brokerage commissions, taxes and other expenses. For purposes of this Prospectus, a “Business Day” shall mean any day on which trading is conducted on the NYSE.
      Shareholders are urged to obtain a recent trading price for the Rights on the NYSE from their broker, bank, financial advisor or the financial press.
      Banks, broker-dealers and trust companies that hold shares for the accounts of others are advised to notify those persons that purchase rights in the secondary market that such rights will not participate in the over-subscription privilege.
Offering Expenses
      Offering expenses incurred by the Equity Trust are estimated to be $600,000.
Restrictions on Foreign Shareholders
      Subscription Certificates will only be mailed to shareholders whose record addresses are within the United States and Canada (other than an APO or FPO address). Shareholders whose addresses are outside the United States and Canada or who have an APO or FPO address and who wish to subscribe to the Offer either in part or in full should contact the Subscription Agent, by written instruction or recorded telephone conversation no later than three Business Days prior to the Expiration Date. The Equity Trust will determine whether the offering may be made to any such shareholder. This offering will not be made in any jurisdiction where it would be unlawful to do so. If the Subscription Agent has received no instruction by the third Business Day prior to the Expiration Date or the Equity Trust has determined that the offering may not be made to a particular shareholder, the Subscription Agent will attempt to sell all of such shareholder’s Rights and remit the net proceeds, if any, to such shareholder. If the Rights can be sold, sales of these Rights will be deemed to have been effected at the weighted average price received by the Subscription Agent on the day the Rights are sold, less any applicable brokerage commissions, taxes and other expenses.
Use of Proceeds
      The Equity Trust estimates the net proceeds of the Offer to be approximately $143,081,307. This figure is based on the Subscription Price per share of $7.00 and assumes all new Common Shares offered are sold and that the expenses related to the Offer estimated at approximately $600,000 are paid.
      Gabelli Funds anticipates that investment of the proceeds will be made in accordance with the Equity Trust’s investment objectives and policies as appropriate investment opportunities are identified, which is expected to be substantially completed in approximately three months; however, the identification of appropriate investment opportunities pursuant to Gabelli Funds’ investment style or changes in market conditions may cause the investment period to extend as long as six months. Pending such investment, the proceeds will be held in high quality short-term debt securities and instruments.

Important Dates to Remember
      Please note that the dates in the table below may change if the Offer is extended.

Event	Date

Record Date	September 21, 2005
Subscription Period	September 21, 2005 through October 26, 2005**
Expiration of the Offer*	October 26, 2005**
Payment for Guarantees of Delivery Due*	October 26, 2005**
Confirmation to Participants	November 4, 2005**

*	A shareholder exercising Rights must deliver by 5:00 New York time on October 26, 2005 either (a) a Subscription Certificate and payment for shares or (b) a notice of guaranteed delivery and payment for shares.

**	Unless the offer is extended to a date no later than November 4, 2005.

Information Regarding the Equity Trust
      The Equity Trust is a non-diversified, closed-end management investment company organized under the laws of the State of Maryland on May 20, 1986. The Equity Trust’s primary investment objective is to achieve long-term growth of capital by investing primarily in a portfolio of equity securities consisting of common stock, preferred stock, convertible or exchangeable securities and warrants and rights to purchase such securities selected by Gabelli Funds. Income is a secondary investment objective. No assurance can be given that the Equity Trust’s investment objectives will be achieved. See “Investment Objectives and Policies.” The Equity Trust’s outstanding Common Shares are listed and traded on the NYSE. The average weekly trading volume of the Common Shares on the NYSE during the period from January 1, 2005 through June 30, 2005 was 745,817 shares. The Equity Trust has outstanding 6,600,000 shares of Series B 7.20% Cumulative Preferred Stock, liquidation preference $25.00 per share (the “Series B Preferred Shares”); 5,200 shares of Series C Auction Rate Preferred Shares, liquidation preference $25,000 per share (the “Series C Auction Rate Preferred Shares”); 2,949,700 shares of Series D 5.875% Cumulative Preferred Stock, liquidation preference $25 per share (the “Series D Preferred Shares”) and 2,000 shares of Series E Auction Rate Cumulative Preferred Stock, liquidation preference $25,000 per share (the “Series E Auction Rate Preferred Shares”). As of June 30, 2005, the net assets of the Equity Trust were approximately $1.6 billion.
Information Regarding Gabelli Funds
      Gabelli Funds and its predecessor, Gabelli Funds, Inc., have served as the investment adviser to the Equity Trust since its inception. Gabelli Funds provides a continuous investment program for the Equity Trust’s portfolio and oversees the administration of all aspects of the Equity Trust’s business and affairs. Gabelli Funds and its affiliates have been engaged in the business of providing investment advisory and portfolio management services for over 28 years and as of June 30, 2005, managed total assets of approximately $27.6 billion. The Equity Trust pays the Gabelli Funds a monthly fee at the annual rate of 1.00% of the Equity Trust’s average weekly net assets plus the liquidation value of its outstanding preferred stock. Gabelli Funds has agreed to reduce the management fee on the incremental assets attributable to the cumulative preferred stock during the fiscal year if the total return of the net asset value of Common Shares, including distributions and advisory fee subject to reduction for that year, does not exceed the stated dividend rate or corresponding swap rate of each particular series of preferred stock. See “Management of the Equity Trust — Investment Adviser.” Since Gabelli Funds’ fees are based on the net assets of the Equity Trust, Gabelli Funds will benefit from the Offer. In addition, two Directors who are “interested persons” of the Equity Trust could benefit indirectly from the Offer because of their interest in Gabelli Funds. See “The Offer — Purpose of the Offer.”

Risk Factors and Special Considerations
      The following summarizes some of the matters that you should consider before investing in the Equity Trust through the Offer.

Dilution	Shareholders who do not exercise their Rights may, at the completion of the Offer, own a smaller proportional interest in the Equity Trust than if they exercised their Rights. As a result of the Offer you may experience dilution in net asset value per share if the subscription price is below the net asset value per share on the Expiration Date. If the Subscription Price per share is below the net asset value per share of the Equity Trust’s shares on the Expiration Date, you will experience an immediate dilution of the aggregate net asset value of your shares if you do not participate in the Offer and you will experience a reduction in the net asset value per share of your shares whether or not you participate in the Offer. The Equity Trust cannot state precisely the extent of this dilution (if any) if you do not exercise your Rights because the Equity Trust does not know what the net asset value per share will be when the Offer expires or what proportion of the Rights will be exercised. Assuming, for example, that all Rights are exercised, the Subscription Price is $7.00 and the Equity Trust’s net asset value per share at the expiration of the Offer is $7.50, the Equity Trust’s net asset value per share (after payment of estimated offering expenses) would be reduced by approximately $0.07 (0.88%) per share. See “Risk Factors and Special Considerations — Dilution.” If you do not wish to exercise your Rights, you should consider selling them as set forth in this Prospectus. The Equity Trust cannot give any assurance, however, that a market for the Rights will develop or that the Rights will have any marketable value.

Leveraging	The Equity Trust uses financial leverage for investment purposes by issuing preferred stock. The amount of leverage represents approximately 26% of the Equity Trust’s Managed Assets (defined as the aggregate net asset value of the common stock plus assets attributable to outstanding shares of preferred stock, with no deduction for the liquidation preference of such shares of preferred stock) as of June 30, 2005. The Equity Trust’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of greater loss and the likelihood of higher volatility of the net asset value of the Equity Trust and the asset coverage. Such volatility may increase the likelihood of the Equity Trust’s having to sell investments in order to meet dividend payments on the preferred stock, or to redeem preferred stock, when it may be disadvantageous to do so. Also, if the Equity Trust is utilizing leverage, a decline in net asset value could affect the ability of the Equity Trust to make common stock distribution payments, and such a failure to make distributions could result in the Equity Trust’s ceasing to qualify as a regulated investment company under the Code. See “Investment Objective and Policies — Leveraging” and “Risk Factors and Special Considerations — Leverage Risk.”

Market Loss	Shares of closed-end funds frequently trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that shares of the Equity Trust will trade at a discount from net asset value or at premiums that are unsustainable over the long term are risks separate and distinct from the risk that the Equity Trust’s net asset value will decrease. The risk of purchasing shares of a closed-end fund that might trade at a discount or unsustainable premium is more pronounced for investors who wish to sell their shares in a relatively short period of time because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. See “Risk Factors and Special Considerations — Market Value and Net Asset Value.”

Trading Premium/ Discount	The Equity Trust’s shares have traded in the market for periods of time above and below net asset value, and recently have traded generally at a premium. As of August 31, 2005, Common Shares traded at a premium of 6.14%. There is no guarantee that this premium is sustainable either during the term of the Offer or over the long term. The issuance of additional Common Shares pursuant to the Offer and the related over-subscription and secondary over-subscription privileges may reduce or eliminate any premium that shareholders may have otherwise received for their Common Shares.

Share Repurchases	Holders of Common Shares do not, and will not, have the right to require the Equity Trust to repurchase their stock. The Equity Trust, however, may repurchase its Common Shares from time to time as and when it deems such a repurchase advisable, subject to maintaining required asset coverage for each series of outstanding preferred stock. The Board of Directors has adopted a policy to authorize such repurchases when Common Shares are trading at a discount of 10% or more from net asset value. The policy does not limit the amount of Common Shares that can be repurchased. The percentage of the discount from net asset value at which share repurchases will be authorized may be changed by the Board of Directors.

Anti-takeover Provisions	Certain provisions of the Equity Trust’s Charter and By-Laws may be regarded as “anti-takeover” provisions. The affirmative vote of the holders of two-thirds of the Equity Trust’s outstanding shares of each class (voting separately) is required to authorize the conversion of the Equity Trust from a closed-end to an open-end investment company or generally to authorize any of the following transactions:

(1) the merger or consolidation of the Equity Trust with any entity;

(2) the issuance of any securities of the Equity Trust for cash to any entity or person;

(3) the sale, lease or exchange of all or any substantial part of the assets of the Equity Trust to any entity or person (except assets having an aggregate fair market value of less than $1,000,000); or

(4) the sale, lease or exchange to the Equity Trust, in exchange for its securities, of any assets of any entity or person (except assets having an aggregate fair market value of less than $1,000,000);

if such corporation, person or entity is directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding shares of any class of capital stock of the Equity Trust. However, such vote would not be required when, under certain conditions, the Board of Directors approves the transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger with, or the assumption of control by, a principal shareholder, or the conversion of the Equity Trust to open-end status. These provisions may have the effect of depriving Equity Trust shareholders of an opportunity to sell their shares at a premium above the prevailing market price. See “Certain Provisions of the Charter and By-laws.”

Non-Diversified Status	As a non-diversified investment company under the 1940 Act, the Equity Trust may invest in the securities of individual issuers to a greater degree than a diversified investment company. As a result, the Equity Trust may be more vulnerable to events affecting a single issuer and, therefore, subject to greater volatility than a fund that is more broadly diversified. Accordingly, an investment in the Equity Trust may present greater risk to an investor than an investment in a diversified company. See “Risk Factors and Special Considerations — Non-Diversified Status.”

Foreign Securities	The Equity Trust may invest up to 35% of its total assets in foreign securities. Among the foreign securities in which the Equity Trust may invest are those issued by companies located in developing countries, which are countries in the initial stages of their industrialization cycles. Investing in the equity and debt markets of developing countries involves exposure to economic structures that are generally less diverse and less mature, and to political systems that can be expected to have less stability, than those of developed countries. The markets of developing countries historically have been more volatile than the markets of the more mature economies of developed countries, but often have provided higher rates of return to investors. The Equity Trust may also invest in debt securities of foreign governments. See “Investment Objectives and Policies” and “Risk Factors and Special Considerations — Foreign Securities.”

Lower Rated Securities	The Equity Trust may invest up to 10% of its total assets in fixed-income securities rated in the lower rating categories of recognized statistical rating agencies. These high yield securities, also sometimes referred to as “junk bonds,” generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following: (1) greater volatility; (2) greater credit risk; (3) potentially greater sensitivity to general economic or industry conditions; (4) potential lack of attractive resale opportunities (illiquidity); and (5) additional expenses to seek recovery from issuers who default. See “Risk Factors and Special Considerations — Lower Rated Securities.”

Key Personnel Dependence	Gabelli Funds is dependent upon the expertise of Mr. Mario J. Gabelli in providing advisory services with respect to the Equity Trust’s investments. If Gabelli Funds were to lose the services of Mr. Gabelli, its ability to service the Equity Trust could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Gabelli in the event of his death, resignation, retirement or inability to act on behalf of Gabelli Funds.

Taxation	The Equity Trust intends to continue to be treated and qualify as a regulated investment company, for U.S. federal income tax purposes. Such qualification requires, among other things, compliance by the Equity Trust with certain distribution requirements. The Equity Trust is also, however, subject to certain statutory limitations on distributions on its Common Shares if the Equity Trust fails to satisfy the 1940 Act’s asset coverage requirements, which could jeopardize the Equity Trust’s ability to meet the regulated investment company distribution requirements. See “Taxation” for a more complete discussion.

TABLE OF FEES AND EXPENSES

Shareholder Transaction Expenses
Voluntary Cash Purchase Plan Purchase Fees	$0.75(1)
Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan Sales Fees	$2.50(1)
Annual Operating Expenses (as a percentage of net assets attributable to Common Shares)
Management Fees	1.36%(2)
Other Expenses	0.21%
Total Annual Operating Expenses	1.57%(2)

(1)	Shareholders participating in the Equity Trust’s Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan would pay $0.75 plus their pro rata share of brokerage commissions per transaction to purchase shares and $2.50 plus their pro rata share of brokerage commission per transaction to sell shares. See “Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan” in the SAI.

(2)	Gabelli Funds has agreed to reduce the management fee on the incremental assets attributable to the cumulative preferred stock during the fiscal year if the total return of the net asset value of Common Shares, including distributions and advisory fee subject to reduction for that year, does not exceed the stated dividend rate or corresponding swap rate of each particular series of cumulative preferred stock. The Equity Trust’s total return on the net asset value of Common Shares is monitored on a monthly basis to assess whether the total return on the net asset value of the Common Shares exceeds the stated dividend rate or corresponding swap rate of each particular series of cumulative preferred stock for the period. The test to confirm the accrual of the management fee on the assets attributable to each particular series of preferred stock is annual. The Equity Trust will accrue for the management fee during the fiscal year if it appears probable that the Equity Trust will incur the additional management fee on those assets. For the year ended December 31, 2004, the Equity Trust’s total return on the net asset value of the Common Shares exceeded the stated dividend rate or corresponding swap rate of all outstanding preferred stock, and thus management fees were accrued on those assets. For the six months ended June 30, 2005, the Equity Trust’s total return on the net asset value of the Common Shares did not exceed the stated dividend rates or corresponding swap rate of all outstanding preferred stock and thus, management fees with respect to the liquidation value of the preferred stock assets in the amount of $2,076,504 were not accrued.

Example
      The following examples illustrate the projected dollar amount of cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in the Equity Trust. These amounts are based upon payment by the Equity Trust of expenses at levels set forth in the above table.
      You would pay the following expenses on a $1,000 investment, assuming a 5% annual return (3):

1 Year	3 Years	5 Years	10 Years

$16	$50	$86	$187
      The foregoing example is to assist you in understanding the various costs and expenses that an investor in the Equity Trust will bear directly or indirectly. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Equity Trust’s Common Shares. ACTUAL EXPENSES AND ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE.

(3)	Amounts are exclusive of fees discussed in Note (1) above.

FINANCIAL HIGHLIGHTS
      The table below sets forth selected financial data for Common Shares outstanding throughout the periods presented. The per share operating performance and ratios for the fiscal years ended December 31, 2004, December 31, 2003, December 31, 2002, December 31, 2001, and December 31, 2000 have been audited by PricewaterhouseCoopers LLP, the Equity Trust’s independent registered public accounting firm, as stated in their report which is incorporated by reference into the SAI. The following information should be read in conjunction with the Financial Statements and Notes thereto, which are incorporated by reference into the SAI.
SELECTED DATA FOR AN EQUITY TRUST SHARE OF COMMON SHARES
OUTSTANDING THROUGHOUT EACH PERIOD

	Six Months Ended		Year Ended December 31,
	June 30, 2005
	(unaudited)(a)(b)		2004(a)(b)		2003(a)(b)		2002(a)(b)		2001(a)	2000(a)

OPERATING PERFORMANCE:
Net asset value, beginning of period	$8.69		$7.98		$6.28		$8.97		$10.89	$12.75

Net investment income (loss)	0.08		0.02		0.04		0.07		0.08	0.05
Net realized and unrealized gain (loss) on investments	0.05		1.63		2.50		(1.65)		(0.16)	(0.51)

Total from investment operations	0.13		1.65		2.54		(1.58)		(0.08)	(0.46)

DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS:
Net investment income	(0.04	)(h)	(0.00	)(c)	(0.00	)(c)	(0.01)		(0.01)	(0.00	)(c)
Net realized gain on investments	(0.04	)(h)	(0.14)		(0.14)		(0.16)		(0.11)	(0.09)

Total distributions to preferred stock shareholders	(0.08)		(0.14)		(0.14)		(0.17)		(0.12)	(0.09)

NET INCREASE (DECREASE) IN NET ASSETS ATTRIBUTABLE TO COMMON STOCK SHAREHOLDERS RESULTING FROM OPERATIONS	0.05		1.51		2.40		(1.75)		(0.20)	(0.55)

DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
Net investment income	(0.05	)(h)	(0.01)		(0.01)		(0.05)		(0.06)	(0.04)
Net realized gain on investments	(0.04	)(h)	(0.79)		(0.68)		(0.90)		(1.02)	(1.27)
Return of capital	(0.27	)(h)	—		(0.00	)(c)	(0.00	)(c)	—	—

Total distributions to common stock shareholders	(0.36)		(0.80)		(0.69)		(0.95)		(1.08)	(1.31)

CAPITAL SHARE TRANSACTIONS:
Increase in net asset value from common stock share transactions	0.00(c	)	(0.00	)(c)	0.01		0.02		0.03	—
Decrease in net asset value from shares issued in rights offering	—		—		—		—		(0.62)	—
Increase in net asset value from repurchase of preferred shares	—		(0.00	)(c)	—		—		—	—
Offering costs for preferred shares charged to paid-in capital			(0.00	)(c)	(0.02)		(0.01)		(0.05)	—

Total capital share transactions	0.00(c	)	(0.00	)(c)	(0.01)		0.01		(0.64)	—

	Six Months Ended		Year Ended December 31,
	June 30, 2005
	(unaudited)(a)(b)		2004(a)(b)	2003(a)(b)	2002(a)(b)	2001(a)	2000(a)

NET ASSET VALUE ATTRIBUTABLE TO COMMON STOCK SHAREHOLDERS, END OF PERIOD	$8.38		$8.69	$7.98	$6.28	$8.97	$10.89

Net Asset Value Total Return†	0.57%		19.81%	39.90%	(21.00)%	(3.68)%	(4.39)%

Market Value, End of Period	$8.98		$9.02	$8.00	$6.85	$10.79	$11.44

Total Investment Return††	3.80%		24.04%	28.58%	(28.36)%	10.32%	1.91%

RATIOS AND SUPPLEMENTAL DATA:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$1,606,699		$1,638,225	$1,514,525	$1,271,600	$1,465,369	$1,318,263
Net assets attributable to common shares, end of period (in 000’s)	$1,187,957		$1,219,483	$1,094,525	$842,403	$1,166,171	$1,184,041
Ratio of net investment income to average net assets attributable to common shares	1.80	%(g)	0.64%	0.67%	0.99%	0.81%	0.42%
Ratio of operating expenses to average net assets attributable to common shares(b)(e)(*)	1.20	%(g)	1.57%	1.62%	1.19%	1.12%	1.14%
Ratio of operating expenses to average net assets including liquidation value of preferred shares(b)(e)(*)	0.89	%(g)	1.14%	1.14%	0.87%	0.95%	1.03%
Portfolio turnover rate	3.5%		28.6%	19.2%	27.1%	23.9%	32.1%
PREFERRED STOCK:
7.25% CUMULATIVE PREFERRED STOCK
Liquidation value, end of period (in 000’s)	—		—	—	$134,198	$134,198	$134,223
Total shares outstanding (in 000’s)	—		—	—	5,368	5,368	5,369
Liquidation preference per share	—		—	—	$25.00	$25.00	$25.00
Average market value(d)	—		—	—	$25.75	$25.39	$22.62
Asset coverage per share	—		—	—	$74.07	$122.44	$245.54
7.20% CUMULATIVE PREFERRED STOCK
Liquidation value, end of period (in 000’s)	$165,000		$165,000	$165,000	$165,000	$165,000	—
Total shares outstanding (in 000’s)	6,600		6,600	6,600	6,600	6,600	—
Liquidation preference per share	$25.00		$25.00	$25.00	$25.00	$25.00	—
Average market value(d)	$26.17		$26.57	$27.06	$26.40	$25.60	—
Asset coverage per share	$95.92		$97.81	$90.15	$74.07	$122.44	—

	Six Months Ended	Year Ended December 31,
	June 30, 2005
	(unaudited)(a)(b)	2004(a)(b)	2003(a)(b)	2002(a)(b)	2001(a)	2000(a)

AUCTION RATE SERIES C CUMULATIVE PREFERRED STOCK
Liquidation value, end of period (in 000’s)	$130,000	$130,000	$130,000	$130,000	—	—
Total shares outstanding (in 000’s)	5	5	5	5	—	—
Liquidation preference per share	$25,000	$25,000	$25,000	$25,000	—	—
Average market value(d)	$25,000	$25,000	$25,000	$25,000	—	—
Asset coverage per share	$95,924	$97,806	$90,150	$74,068	—	—
5.875% CUMULATIVE PREFERRED STOCK
Liquidation value, end of period (in 000’s)	$73,743	$73,743	$75,000	—	—	—
Total shares outstanding (in 000’s)	2,950	2,950	3,000	—	—	—
Liquidation preference per share	$25.00	$25.00	$25.00	—	—	—
Average market value(d)	$24.80	$24.81	$25.10	—	—	—
Asset coverage per share	$95.92	$97.81	$90.15	—	—	—
AUCTION RATE SERIES E CUMULATIVE PREFERRED STOCK
Liquidation value, end of period (in 000’s)	$50,000	$50,000	$50,000	—	—	—
Total shares outstanding (in 000’s)	2	2	2	—	—	—
Liquidation preference per share	$25,000	$25,000	$25,000	—	—	—
Average market value(d)	$25,000	$25,000	$25,000	—	—	—
Asset coverage per share	$95,924	$97,806	$90,150	—	—	—
ASSET COVERAGE(f)	384%	391%	361%	296%	490%	982%

†	Based on net asset value per share, adjusted for reinvestment of distributions at net asset value on the ex-dividend date, including the effect of shares issued pursuant to rights offering, assuming full subscription by shareholder. Total return for the period of less than one year is not annualized.

††	Based on market value per share, adjusted for reinvestment of distributions on the payment date, including the effect of shares issued pursuant to rights offering, assuming full subscription by shareholder. Total return for the period of less than one year is not annualized.

*	The Semi-Annual Report to Shareholders for the six months ended June 30, 2005 included the Ratios of operating expenses to average net assets attributable to common shares and to average net assets including liquidation value of preferred shares, both presented before fee reductions. This information contained a computational error and is not necessary for a fair presentation of the Equity Trust’s financial highlights and has not been included in the financial highlights table above.

(a)	Per share amounts have been calculated using the monthly average shares outstanding method.

(b)	See Note 2 to Financial Statements (Swap Agreements).

(c)	Amount represents less than $0.005 per share.

(d)	Based on weekly prices.

(e)	The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits for the year ended December 31, 2001, the ratio of operating expenses to average net assets attributable to common shares net of fee reduction would be 1.11%, and the ratio of operating expenses to average total net assets including liquidation value of preferred shares net of fee reduction would be 0.94%. For the six months ended June 30, 2005 and the years ended December 31, 2004, 2003, 2002 and 2000, the effect of the custodian fee credits was minimal.

(f)	Asset coverage is calculated by combining all series of preferred stock.

(g)	Annualized.

(h)	Amounts are subject to change and recharacterization at fiscal year end.

THE OFFER
Terms of the Offer
      The Equity Trust is issuing to Record Date Shareholders Rights to subscribe for additional Common Shares. Each Record Date Shareholder is being issued one transferable Right for each Common Share owned on the Record Date. The Right entitles the holder to acquire at the Subscription Price one Common Share for each seven Rights held rounded up to the nearest number of Rights evenly divisible by seven. Fractional shares will not be issued upon the exercise of the Rights. Accordingly, Common Shares may be purchased only pursuant to the exercise of Rights in integral multiples of seven. In the case of Common Shares held of record by Cede & Co. (“Cede”), as nominee for the Depository Trust Company (“DTC”), or any other depository or nominee, the number of Rights issued to Cede or such other depository or nominee will be adjusted to permit rounding up (to the nearest number of Rights evenly divisible by seven) of the Rights to be received by beneficial owners for whom it is the holder of record only if Cede or such other depository or nominee provides to the Equity Trust on or before the close of business on [                    ], 2005 a written representation of the number of Rights required for such rounding. Rights may be exercised at any time during the period (the “Subscription Period”) which commences on September 21, 2005, and ends at 5:00 p.m., New York time, on October 26, 2005, unless extended by the Equity Trust to a date not later than November 4, 2005, 5:00 p.m., New York time. See “Expiration of the Offer.” The Right to acquire one additional Common Share for each seven Rights held during the Subscription Period at the Subscription Price will be referred to in the remainder of this Prospectus as the “Primary Subscription.”
      In addition, any Record Date Shareholder who fully exercises all Rights initially issued to him is entitled to subscribe for Common Shares available for Primary Subscription (the “Primary Subscription Shares”) that were not subscribed for by other Rights holders on Primary Subscription. In the event that the Equity Trust’s per share net asset value on the Expiration Date is equal to or less than the Subscription Price, the Equity Trust, in its sole discretion, would also be able to issue additional Common Shares in an amount of up to 20% of the Primary Subscription Shares (the “Secondary Over-Subscription Shares”) to satisfy over-subscription requests in excess of the available Primary Subscription Shares. The entitlement to subscribe for un-subscribed Primary Subscription Shares and any Secondary Over-Subscription Shares is available only to those Record Date shareholders who fully exercise all Rights initially issued to them and only on the basis of their Record Date holdings and will be referred to in the remainder of this Prospectus as the “Over-Subscription Privilege.” For purposes of determining the maximum number of Common Shares a Record Date Shareholder may acquire pursuant to the Offer, broker-dealers whose Common Shares are held of record by Cede, nominee for DTC, or by any other depository or nominee, will be deemed to be the holders of the Rights that are issued to Cede or such other depository or nominee on their behalf. Common Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment, which is more fully discussed below under “Over-Subscription Privilege.” RIGHTS ACQUIRED IN THE SECONDARY MARKET MAY NOT PARTICIPATE IN THE OVER-SUBSCRIPTION PRIVILEGE.
      Officers of Gabelli Funds have advised the Equity Trust that the Affiliated Parties, as Record Date Shareholders, have been authorized to purchase Common Shares through the Primary Subscription and the Over-Subscription Privilege to the extent Common Shares become available to them in accordance with the Primary Subscription and the allotment provisions of the Over-Subscription Privilege. In addition, Mario J. Gabelli, individually, or his affiliated entities, as a Record Date Shareholder, may also purchase Common Shares through the Primary Subscription and the Over-Subscription Privilege. Such over-subscriptions by the Affiliated Parties and Mr. Gabelli may disproportionately increase their already existing ownership, resulting in a higher percentage ownership of outstanding Common Shares if any Record Date Shareholder fails to fully exercise its Rights. Any Common Shares acquired, whether by Primary Subscription or the Over-Subscription Privilege, by the Affiliated Parties or Mr. Gabelli, as “affiliates” of the Equity Trust as that term is defined under the Securities Act of 1933, as amended (the “Securities Act”), may only be sold in accordance with Rule 144 under the Securities Act or another applicable exemption or pursuant to an effective registration statement under the Securities Act. In general, under Rule 144, as currently in effect, an “affiliate” of the

Equity Trust is entitled to sell, within any three-month period, a number of Common Shares that does not exceed the greater of 1% of the then-outstanding Common Shares or the average weekly reported trading volume of the Common Shares during the four calendar weeks preceding such sale. Sales under Rule 144 are also subject to certain restrictions on the manner of sale, to notice requirements and to the availability of current public information about the Equity Trust. In addition, any profit resulting from the sale of Common Shares so acquired, if the Common Shares are held for a period of less than six months, will be returned to the Equity Trust.
      Rights will be evidenced by Subscription Certificates. The number of Rights issued to each holder will be stated on the Subscription Certificate delivered to the holder. The method by which Rights may be exercised and shares paid for is set forth below in “Method of Exercise of Rights” and “Payment for Shares.” A Rights holder will have no right to rescind a purchase after the Subscription Agent has received payment. See “Payment for Shares” below. Common Shares issued pursuant to an exercise of Rights will be listed on the NYSE.
      The Rights are transferable until the Expiration Date and will be admitted for trading on the NYSE. Assuming a market exists for the Rights, the Rights may be purchased and sold through usual brokerage channels and sold through the Subscription Agent. Although no assurance can be given that a market for the Rights will develop, trading in the Rights on the NYSE will begin three Business Days before the Record Date and may be conducted until the close of trading on the last NYSE trading day prior to the Expiration Date due to normal settlement procedures. Rights that are sold will not confer any right to acquire any Common Shares in the Primary Subscription or the secondary over-subscription (the “Secondary Over-Subscription”), and any Record Date shareholder who sells any Rights will not be eligible to participate in the Secondary Over-Subscription. Trading of the Rights on the NYSE will be conducted on a when-issued basis until and including the date on which the Subscription Certificates are mailed to Record Date Shareholders and thereafter will be conducted on a regular way basis until and including the last NYSE trading day prior to the Expiration Date. The method by which Rights may be transferred is set forth below under “Method of Transferring Rights.” The Common Shares will begin trading ex-Rights two Business Days prior to the Record Date.
      Nominees who hold the Equity Trust’s Common Shares for the account of others, such as banks, broker-dealers, or depositories for securities, should notify the respective beneficial owners of such shares as soon as possible to ascertain such beneficial owners’ intentions and to obtain instructions with respect to the Rights. Nominees should also notify holders purchasing Rights in the secondary market that such Rights may not participate in the Over-Subscription Privilege. If the beneficial owner so instructs, the nominee will complete the Subscription Certificate and submit it to the Subscription Agent with proper payment. In addition, beneficial owners of the Common Shares or Rights held through such a nominee should contact the nominee and request the nominee to effect transactions in accordance with such beneficial owner’s instructions.
Purpose of the Offer
      The Board of Directors of the Equity Trust has determined that it would be in the best interests of the Equity Trust and the shareholders to increase the assets of the Equity Trust available for investment, thereby permitting the Equity Trust to be in a better position to more fully take advantage of investment opportunities that may arise. The Offer seeks to reward existing shareholders by giving them the right to purchase additional Common Shares at a price that may be below market and/or net asset value without incurring any commission charge. The distribution to shareholders of transferable Rights, which themselves may have intrinsic value, will also afford non-subscribing shareholders the potential of receiving a cash payment upon sale of such Rights, receipt of which may be viewed as partial compensation for the possible dilution of their interests in the Equity Trust.
      Gabelli Funds will benefit from the Offer because Gabelli Funds’ fee is based on the average net assets of the Equity Trust. See “Management of the Equity Trust.” It is not possible to state precisely the amount of additional compensation Gabelli Funds will receive as a result of the Offer because the proceeds of the Offer will be invested in additional portfolio securities, which will fluctuate in value. However, assuming all Rights are exercised and that the Equity Trust receives the maximum proceeds of the Offer, the annual compensation to be received by Gabelli Funds would be increased by approximately $1,430,813, net of offering expenses. Two of the Equity Trust’s Directors, including Mario J. Gabelli, who voted to authorize the Offer are “interested persons” of Gabelli Funds within the meaning of the 1940 Act and may benefit indirectly from the Offer because of their interest in Gabelli Funds. See “Management of the Equity Trust” in the SAI. In determining that the Offer was in the best interest of shareholders, the Equity Trust’s Board of Directors was cognizant of this benefit as well as the possible participation of the Affiliated Parties and Mr. Gabelli in the Offer as shareholders on the same basis as other shareholders.
      In October 1991, September 1992, July 1993, October 1995 and January 2001, the Equity Trust issued transferable rights to stockholders entitling the holders thereof to subscribe for an aggregate of 7,882,562, 9,563,615, 11,654,962, 14,931,430 and 18,114,735, respectively, of the Common Shares at the rate of one Common Share for each six rights held and entitling stockholders to subscribe for any Common Shares not acquired by exercise of primary subscription rights. The subscription price in the January 2001 offering was $7.00 per share, representing a discount to the prevailing net asset value of the Common Shares at the time of the offer of approximately 36.7%, and a discount from market value of the Common Shares of approximately 35.6%. The subscription price in each of the other offerings was $8.00 per share, representing a discount to the prevailing net asset value of the Common Shares at the time of the offer of approximately 27.1% in the 1991 offering, 22.7% in the 1992 offering, 30.1% in the 1993 offering, and 21.4% in the 1995 offering. The discount from net asset value was on average 25.3% in each offering. The subscription price of $8.00 per share represented a discount to the market value of the Common Shares at the time of the offer of approximately 23.8% in the 1991 offering, 24.7% in the 1992 offering, 29.7% in the 1993 offering, and 13.5% in the 1995 offering. Each of the rights offerings was substantially oversubscribed, resulting in the issuance of the maximum number of shares being offered. The Equity Trust raised $63,060,496 in the 1991 offering, $76,508,920 in the 1992 offering, $93,239,696 in the 1993 offering, $119,451,440 in the 1995 offering, and $126,803,145 in the 2001 offering, while subscriptions remitted to the Equity Trust totaled more than $136,000,000, $164,000,000, $176,000,000, $200,000,000, and $225,000,000, respectively. As a percentage of the shares outstanding on the record dates for the offering, more than 91% participated in the 1991 offering, more than 92% participated in the 1992 offering, more than 93% participated in the 1993 offering, more than 88% participated in the 1995 offering, and more than 88% participated in the 2001 offering. The Equity Trust’s net asset value per share immediately following the 2001 rights offering was reduced by approximately $0.62 per share. In the calendar year following the 2001 rights offering, the Equity Trust’s annualized expense ratio was 1.12% compared to 1.14% in 2000, the year preceding the rights offering.
      The Equity Trust may, in the future and at its discretion, choose to make additional rights offerings from time to time for a number of shares and on terms which may or may not be similar to the Offer. Any such future rights offering will be made in accordance with the 1940 Act. Under the laws of the State of Maryland, the state in which the Equity Trust is incorporated, the Board of Directors is authorized to approve rights offerings without obtaining shareholder approval. The staff of the Securities and Exchange Commission (“SEC”) has interpreted the 1940 Act as not requiring shareholder approval of a rights offering at a price below the then-current net asset value so long as certain conditions are met, including a good faith determination by the Equity Trust’s Board of Directors that such offering would result in a net benefit to existing shareholders.
Over-Subscription Privilege
      If all of the Rights initially issued are not exercised, any Primary Subscription Shares for which subscriptions have not been received will be offered, by means of the Over-Subscription Privilege, to Record Date Shareholders who have exercised all the Rights initially issued to them and who wish to acquire additional Common Shares. Record Date Shareholders who exercise all the Rights initially issued to them will have the opportunity to indicate on the Subscription Certificate how many Common Shares they are willing to acquire pursuant to the Over-Subscription Privilege. If sufficient Primary Subscription Shares remain after the Primary Subscriptions have been exercised, all over-subscription requests will be honored in full. If sufficient Primary Subscription Shares are not available to honor all subscription requests, the available

Common Shares will be allocated among those Record Date Shareholders who over-subscribe based on the number of Rights originally issued to them by the Equity Trust. RIGHTS ACQUIRED IN THE SECONDARY MARKET MAY NOT PARTICIPATE IN THE OVER-SUBSCRIPTION PRIVILEGE.
      In addition, the Board of Directors of the Equity Trust has established a Pricing Committee which is authorized, in the event that the Equity Trust’s per share net asset value on the Expiration Date is at or below the Subscription Price, to direct the Equity Trust to issue Secondary Over-Subscription Shares to satisfy over-subscription requests in excess of the available Primary Subscription Shares in an amount of up to 20% of the Primary Subscription Shares. Should the Pricing Committee determine to issue some or all of these Secondary Over-Subscription Shares, they will be allocated only among Record Date Shareholders that submitted over-subscription requests. Secondary Over-Subscription Shares will be allocated pro rata among those fully exercising Record Date Shareholders who over-subscribe based on the number of Rights originally issued to them by the Equity Trust. Any Secondary Over-Subscription Shares issued by the Equity Trust, collectively with any Primary Subscription Shares not subscribed for through the Primary Subscription, will be referred to in this Prospectus as the “Excess Shares.”
      The percentage of Excess Shares each over-subscribing Record Date Shareholder may acquire will be rounded down to result in delivery of whole Common Shares; provided, however, that if a pro rata allocation results in any holder being allocated a greater number of Excess Shares than the holder subscribed for pursuant to the exercise of such holder’s Over-Subscription Privilege, then such holder will be allocated only such number of Excess Shares as such holder subscribed for and the remaining Excess Shares will be allocated among all other holders then entitled to receive Excess Shares whose over-subscription requests have not been fully honored. The allocation process may be iterative in order to assure that the total number of Excess Shares is distributed in accordance with the method described above.
      The formula to be used in allocating the Excess Shares is as follows:

Shareholder’s Record Date Position

X Excess Shares Remaining

Total Record Date Position of All Over-Subscribers
      The Equity Trust will not offer or sell any Common Shares which are not subscribed for under the Primary Subscription or the Over-Subscription Privilege.
The Subscription Price
      The Subscription Price for the Common Shares to be issued pursuant to the Rights will be $7.00.
      The Equity Trust announced the Offer on August 10, 2005. The net asset value per Common Share at the close of business on August 9, 2005 (the last date prior to the Equity Trust’s announcement of the Offer), was $8.79. The last reported sale price of a Common Share on the NYSE on that date was $9.06, representing a 3.07% premium in relation to the then-current net asset value per share and a premium in relation to the Subscription Price.
Sales by Subscription Agent
      Holders of Rights who are unable or do not wish to exercise any or all of their Rights may instruct the Subscription Agent to sell any unexercised Rights. The Subscription Certificates representing the Rights to be sold by the Subscription Agent must be received on or before October 25, 2005. Upon the timely receipt of the appropriate instructions to sell Rights, the Subscription Agent will use its best efforts to complete the sale and will remit the proceeds of sale, net of commissions, to the holders. If the Rights can be sold, sales of the Rights will be deemed to have been effected at the weighted average price received by the Subscription Agent on the day such Rights are sold. The selling Rights holder will pay all brokerage commissions incurred by the Subscription Agent. These sales may be effected by the Subscription Agent through Gabelli & Company, Inc., a registered broker-dealer and an affiliate of Gabelli Funds, at a commission of up to [$0.02] per Right, provided, that if the Subscription Agent is able to negotiate a lower brokerage commission with an independent broker, the Subscription Agent will execute these sales through that independent broker. Gabelli & Company, Inc. may also act on behalf of its clients to purchase or sell Rights in the open market and be compensated for its services. The Subscription Agent will automatically attempt to sell any unexercised Rights that remain unclaimed as a result of Subscription Certificates being returned by the postal authorities as undeliverable as of the fourth Business Day prior to the Expiration Date. These sales will be made net of commissions on behalf of the nonclaiming holders of Rights. Proceeds from those sales will be held by Computershare Shareholder Services, Inc., in its capacity as the Equity Trust’s transfer agent, for the account of the nonclaiming holder of Rights until the proceeds are either claimed or escheated. There can be no assurance that the Subscription Agent will be able to complete the sale of any of these Rights and neither the Equity Trust nor the Subscription Agent has guaranteed any minimum sales price for the Rights. All of these Rights will be sold at the market price, if any, on the NYSE or through an unaffiliated market maker if no market exists on the NYSE.
Method of Transferring Rights
      The Rights evidenced by a single Subscription Certificate may be transferred in whole by endorsing the Subscription Certificate for transfer in accordance with the accompanying instructions. A portion of the Rights evidenced by a single Subscription Certificate (but not fractional Rights) may be transferred by delivering to the Subscription Agent a Subscription Certificate properly endorsed for transfer, with instructions to register the portion of the Rights evidenced thereby in the name of the transferee (and to issue a new Subscription Certificate to the transferee evidencing the transferred Rights). In this event, a new Subscription Certificate evidencing the balance of the Rights will be issued to the Rights holder or, if the Rights holder so instructs, to an additional transferee.
      Holders wishing to transfer all or a portion of their Rights (but not fractional Rights) should allow at least three Business Days prior to the Expiration Date for (i) the transfer instructions to be received and processed by the Subscription Agent, (ii) a new Subscription Certificate to be issued and transmitted to the transferee or transferees with respect to transferred Rights, and to the transferor with respect to retained rights, if any, and (iii) the Rights evidenced by the new Subscription Certificates to be exercised or sold by the recipients thereof. Neither the Equity Trust nor the Subscription Agent shall have any liability to a transferee or transferor of Rights if Subscription Certificates are not received in time for exercise or sale prior to the Expiration Date.
      Except for the fees charged by the Subscription Agent (which will be paid by the Equity Trust as described below), all commissions, fees and other expenses (including brokerage commissions and transfer taxes) incurred in connection with the purchase, sale or exercise of Rights will be for the account of the transferor of the Rights, and none of these commissions, fees or expenses will be paid by the Equity Trust or the Subscription Agent.
      The Equity Trust anticipates that the Rights will be eligible for transfer through, and that the exercise of the Primary Subscription and Over-Subscription Privilege may be effected through, the facilities of DTC.
Expiration of the Offer
      The Offer will expire at 5:00 p.m., New York time, on October 26, 2005, unless extended by the Equity Trust to a date not later than November 4, 2005, 5:00 p.m., New York time (the “Expiration Date”). Rights will expire on the Expiration Date and thereafter may not be exercised.
Subscription Agent
      The Subscription Agent is Computershare Shareholder Services, Inc., Attn: Corporate Actions, P.O. Box 859208, Braintree, MA 02185-9208. The Subscription Agent will receive from the Equity Trust an amount estimated to be $150,000 comprised of the fee for its services and the reimbursement for certain expenses related to the Offer. Inquiries by all holders of rights should be directed to Corporate Actions, P.O. Box 859208, Braintree, MA 02185-9208 (telephone (800) 336-6983 or (781) 575-3100). Holders may also consult their brokers or nominees.

Method of Exercise of Rights
      Rights may be exercised by filling in and signing the reverse side of the Subscription Certificate and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment for the Common Shares as described below under “Payment for Shares.” Rights may also be exercised through a Rights holder’s broker, who may charge the Rights holder a servicing fee in connection with such exercise.
      Completed Subscription Certificates must be received by the Subscription Agent prior to 5:00 p.m., New York time, on the Expiration Date (unless payment is effected by means of a notice of guaranteed delivery as described below under “Payment for Shares”). The Subscription Certificate and payment should be delivered to Computershare Shareholder Services, Inc. at the following address:

If By Mail:	Computershare Attn: Corporate Actions P.O. Box 859208 Braintree, MA 02185-9208

If By Hand:	Computershare 11th Floor 17 Battery Park Place New York, NY 10004

If By Overnight Courier:	Computershare Attn: Corporate Actions 161 Bay State Drive Braintree, MA 02184
Payment for Shares
      Holders of Rights who acquire Common Shares on Primary Subscription or pursuant to the Over-Subscription Privilege may choose between the following methods of payment:

(1) A subscription will be accepted by the Subscription Agent if, prior to 5:00 p.m., New York time, on the Expiration Date, the Subscription Agent has received a notice of guaranteed delivery by telegram or otherwise from a bank, a trust company, or a NYSE member, guaranteeing delivery of (i) payment of the full Subscription Price for the Common Shares subscribed for on the Primary Subscription and any additional Common Shares subscribed for pursuant to the Over-Subscription Privilege and (ii) a properly completed and executed Subscription Certificate, which: (1) designates your primary subscription and secondary over-subscription amounts, (2) provides a check (or amount in notice of guaranteed delivery), (3) indicates whether you participate in the Equity Trust’s automatic dividend reinvestment and cash purchase plan and wish to receive a certificate, and (4) indicates whether you want to sell or transfer your rights. The Subscription Agent will not honor a notice of guaranteed delivery if a properly completed and executed Subscription Certificate and full payment is not received by the Subscription Agent by the close of business on the third Business Day after the Expiration Date. The notice of guaranteed delivery may be delivered to the Subscription Agent in the same manner as Subscription Certificates at the addresses set forth above, or may be transmitted to the Subscription Agent by facsimile transmission to fax number (781) 380-3388; telephone number to confirm receipt (781) 843-1833, extension 200.

(2) Alternatively, a holder of Rights can send the Subscription Certificate together with payment in the form of a check for the Common Shares subscribed for on Primary Subscription and additional Common Shares subscribed for pursuant to the Over-Subscription Privilege to the Subscription Agent based on the Subscription Price of $7.00 per Common Share. To be accepted, the payment, together with the executed Subscription Certificate, must be received by the Subscription Agent at the addresses noted above prior to 5:00 p.m., New York time, on the Expiration Date. The Subscription Agent will deposit all stock purchase checks received by it prior to the final due date into a segregated interest-bearing account pending proration and distribution of Common Shares. The Subscription Agent will not accept cash as a means of payment for Common Shares. EXCEPT AS OTHERWISE SET FORTH BELOW, A

PAYMENT PURSUANT TO THIS METHOD MUST BE IN UNITED STATES DOLLARS BY MONEY ORDER OR CHECK DRAWN ON A BANK LOCATED IN THE CONTINENTAL UNITED STATES, MUST BE PAYABLE TO THE GABELLI EQUITY TRUST INC., AND MUST ACCOMPANY AN EXECUTED SUBSCRIPTION CERTIFICATE TO BE ACCEPTED. If the aggregate Subscription Price paid by a Record Date Shareholder is insufficient to purchase the number of Common Shares that the holder indicates are being subscribed for, or if a Record Date Shareholder does not specify the number of Common Shares to be purchased, then the Record Date Shareholder will be deemed to have exercised first, the Primary Subscription Rights (if not already fully exercised) and second, the Over-Subscription Privilege to the full extent of the payment tendered. If the aggregate Subscription Price paid by such holder is greater than the Common Shares he has indicated an intention to subscribe, then the Rights holder will be deemed to have exercised first, the Primary Subscription Rights (if not already fully subscribed) and second, the Over-Subscription Privilege to the full extent of the excess payment tendered.
      Any payment required from a holder of Rights must be received by the Subscription Agent by the Expiration Date, or if the Rights holder has elected to make payment by means of a notice of guaranteed delivery, on the third Business Day after the Expiration Date. Whichever of the two methods of payment described above is used, issuance and delivery of certificates for the Common Shares purchased are subject to collection of checks and actual payment pursuant to any notice of guaranteed delivery.
      Within ten Business Days following the Expiration Date (the “Confirmation Date”), a confirmation will be sent by the Subscription Agent to each holder of Rights (or, if the Common Shares are held by Cede or any other depository or nominee, to Cede or such other depository or nominee), showing (i) the number of Common Shares acquired pursuant to the Primary Subscription, (ii) the number of Excess Shares, if any, acquired pursuant to the Over-Subscription Privilege, (iii) the per share and total purchase price for the Common Shares and (iv) any excess to be refunded by the Equity Trust to such holder as a result of payment for Common Shares pursuant to the Over-Subscription Privilege which the holder is not acquiring. Any payment required from a holder of Rights must be received by the Subscription Agent on the Expiration Date, or if the Rights holder has elected to make payment by means of a notice of guaranteed delivery, on the third Business Day after the Expiration Date. Any excess payment to be refunded by the Equity Trust to a holder of Rights, or to be paid to a holder of Rights as a result of sales of Rights on his behalf by the Subscription Agent or exercises by Record Date Shareholders of their Over-Subscription Privileges, and all interest accrued on the holder’s excess payment will be mailed by the Subscription Agent to the holder within fifteen Business Days after the Expiration Date. Interest on the excess payment will accrue through the date that is one Business Day prior to the mail date of the reimbursement check. All payments by a holder of Rights must be in United States dollars by money order or check drawn on a bank located in the continental United States of America and payable to The Gabelli Equity Trust Inc., except that holders of Rights who are residents of Canada may make payment in U.S. dollars by money order or check drawn on a bank located in Canada.
      A Rights holder will have no right to rescind a purchase after the Subscription Agent has received payment either by means of a notice of guaranteed delivery or a check.
      If a holder of Rights who acquires Common Shares pursuant to the Primary Subscription or the Over-Subscription Privilege does not make payment of any amounts due, the Equity Trust reserves the right to take any or all of the following actions: (i) find other purchasers for such subscribed-for and unpaid-for Common Shares; (ii) apply any payment actually received by it toward the purchase of the greatest whole number of Common Shares which could be acquired by such holder upon exercise of the Primary Subscription or the Over-Subscription Privilege; (iii) sell all or a portion of the Common Shares purchased by the holder, in the open market, and apply the proceeds to the amounts owed; and (iv) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, the right to set off against payments actually received by it with respect to such subscribed Common Shares and to enforce the relevant guaranty of payment.
      Nominees who hold Common Shares for the account of others, such as brokers, dealers or depositories for securities, should notify the respective beneficial owners of the Common Shares as soon as possible to ascertain such beneficial owners’ intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the record holder of the Rights should complete Subscription Certificates and submit them to the Subscription Agent with the proper payment. In addition, beneficial owners of Common Shares or Rights held through such a nominee should contact the nominee and request the nominee to effect transactions in accordance with the beneficial owner’s instructions. Banks, broker-dealers and trust companies that hold Common Shares for the accounts of others are advised to notify those persons that purchase Rights in the secondary market that such Rights may not participate in the over-subscription privilege.
      THE INSTRUCTIONS ACCOMPANYING THE SUBSCRIPTION CERTIFICATES SHOULD BE READ CAREFULLY AND FOLLOWED IN DETAIL. DO NOT SEND SUBSCRIPTION CERTIFICATES TO THE EQUITY TRUST.
      THE METHOD OF DELIVERY OF SUBSCRIPTION CERTIFICATES AND PAYMENT OF THE SUBSCRIPTION PRICE TO THE SUBSCRIPTION AGENT WILL BE AT THE ELECTION AND RISK OF THE RIGHTS HOLDERS, BUT, IF SENT BY MAIL, IT IS RECOMMENDED THAT THE CERTIFICATES AND PAYMENTS BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, AND THAT A SUFFICIENT NUMBER OF DAYS BE ALLOWED TO ENSURE DELIVERY TO THE SUBSCRIPTION AGENT AND CLEARANCE OF PAYMENT PRIOR TO 5:00 P.M., NEW YORK TIME, ON THE EXPIRATION DATE. BECAUSE UNCERTIFIED PERSONAL CHECKS MAY TAKE AT LEAST FIVE BUSINESS DAYS OR MORE TO CLEAR, YOU ARE STRONGLY URGED TO PAY, OR ARRANGE FOR PAYMENT, BY MEANS OF A CERTIFIED OR CASHIER’S CHECK OR MONEY ORDER.
      All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Equity Trust, whose determinations will be final and binding. The Equity Trust in its sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Equity Trust determines in its sole discretion. Neither the Equity Trust nor the Subscription Agent will be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.
Delivery of Stock Certificates
      Certificates representing Common Shares purchased pursuant to the Primary Subscription will be delivered to subscribers as soon as practicable after the corresponding Rights have been validly exercised and full payment for the Common Shares has been received and cleared. Certificates representing Common Shares purchased pursuant to the Over-Subscription Privilege will be delivered to subscribers as soon as practicable after the Expiration Date and after all allocations have been effected. Participants in the Equity Trust’s Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan (the “Plan”) will be issued Rights for these Common Shares held in their accounts in the Plan. Participants wishing to exercise these Rights must exercise the Rights in accordance with the procedures set forth above in “Method of Exercise of Rights” and “Payment for Shares.” Rights will not be exercised automatically by the Plan. Plan participants exercising their Rights will receive their Primary and Over-Subscription Shares via an uncertificated credit to their existing account. To request a stock certificate, participants in the Plan should check the appropriate box on the Subscription Certificate. These Common Shares will remain subject to the same investment option as previously selected by the Plan participant.
Foreign Restrictions
      Subscription Certificates will only be mailed to Record Date Shareholders whose addresses are within the United States and Canada (other than an APO or FPO address). Record Date Shareholders whose addresses are outside the United States and Canada or who have an APO or FPO address and who wish to subscribe to the Offer either in part or in full should contact the Subscription Agent, Computershare Shareholder Services, Inc., by written instruction or recorded telephone conversation no later than three Business Days prior to the Expiration Date. The Equity Trust will determine whether the offering may be made to any such shareholder.

If the Subscription Agent has received no instruction by the third Business Day prior to the Expiration Date or the Equity Trust has determined that the Offering may not be made to a particular shareholder, the Subscription Agent will attempt to sell all of such shareholder’s Rights and remit the net proceeds, if any, to such shareholder. If the Rights can be sold, sales of these Rights will be deemed to have been effected at the weighted average price received by the Subscription Agent on the day the Rights are sold, less any applicable brokerage commissions, taxes and other expenses.
Federal Income Tax Consequences to Shareholders
      The following is a general summary of the significant federal income tax consequences of the receipt of Rights by a Record Date Shareholder and a subsequent lapse, exercise or sale of such Rights. The discussion also addresses the significant federal income tax consequences to a holder that purchases Rights in a secondary-market transaction (e.g., on the NYSE). The discussion is based upon applicable provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the Treasury Regulations promulgated thereunder and other authorities currently in effect, and does not address state or local tax consequences. Moreover, the discussion assumes that the fair market value of the Rights distributed to all of the Record Date Shareholders will, upon the date of such distribution, be less than 15% of the total fair market value of all of the Common Shares on such date.
Record Date Shareholders
      For federal income tax purposes, neither the receipt nor the exercise of Rights by a Record Date Shareholder will result in taxable income to such shareholder, and no taxable loss will be realized by a Record Date Shareholder who allows his Rights to expire without exercise. A taxable gain or loss recognized by a Record Date Shareholder upon a sale of a Right will be a capital gain or loss (assuming the Right is held as a capital asset at the time of sale) and will be a short-term capital gain or loss. A Record Date Shareholder’s holding period for a Common Share acquired upon exercise of a Right (a “New Share”) begins with the date of exercise of the Right. A taxable gain or loss recognized by a Record Date Shareholder upon a sale of a New Share will be a capital gain or loss (assuming the New Share is held as a capital asset at the time of sale) and will be a long-term capital gain or loss if the New Share has been held at the time of sale for more than one year.
      Unless a Record Date Shareholder makes the election described in the following paragraph, his basis for determining gain or loss upon the sale of a Right will be zero and his basis for determining gain or loss upon the sale of a New Share will be equal to the sum of the Subscription Price for the New Share and any servicing fee charged to the shareholder by his broker, bank or trust company. Moreover, unless a Record Date Shareholder makes the election described in the following paragraph, the receipt of a Right and the lapse, sale or exercise thereof will have no effect on the federal income tax basis of those Common Shares that such shareholder originally owned (“Original Shares”).
      A Record Date Shareholder may make an election to allocate the federal income tax basis of his Original Shares between such Original Shares and all of the Rights that he receives pursuant to the Offer in proportion to their respective fair market values as of the date of distribution of the Rights. Thus, if such an election is made and the Record Date Shareholder sells or exercises his Rights, the shareholder’s basis in his Original Shares will be reduced by an amount equal to the basis allocated to the Rights. This election is irrevocable and must be made in a statement attached to the shareholder’s federal income tax return for the taxable year in which the Rights are distributed. If an electing Record Date Shareholder exercises his Rights, the basis of his New Shares will be equal to the sum of the Subscription Price for such New Shares (as increased by any servicing fee charged to the shareholder by his broker, bank or trust company) plus the basis allocated to such Rights as described above. Accordingly, Record Date Shareholders should consider the advisability of making the above-described election if they intend to exercise their Rights. However, if an electing Record Date Shareholder does not sell or exercise his Rights, no taxable loss will be realized as a result of the lapse of such Rights and no portion of the shareholder’s basis in his Original Shares will be allocated to the unexercised Rights.

Purchasers of Rights
      For federal income tax purposes, the exercise of Rights by a purchaser who acquires such Rights on the NYSE or in another secondary-market transaction will not result in taxable income to such purchaser, and a taxable loss will be realized by a purchaser who allows his Rights to expire without exercise. Such taxable loss will be a short-term capital loss if the purchaser holds the Rights as capital assets at the time of their expiration. A taxable gain or loss recognized by a purchaser upon a sale of a Right will be a capital gain or loss (assuming the Right is held as a capital asset at the time of sale) and will be a short-term capital gain or loss. A purchaser’s basis for determining gain or loss upon the sale of a New Share acquired through the exercise of a Right will be equal to the sum of the Subscription Price for the New Share plus the purchase price of the Right or Rights that were exercised in order to acquire such New Share (with such Subscription Price and purchase price each being increased by any applicable servicing fees charged to the purchaser by his broker, bank or trust company). A purchaser’s holding period for a New Share acquired upon exercise of a Right begins with the date of exercise of the Right. A taxable gain or loss recognized by a purchaser upon a sale of a New Share will be a capital gain or loss (assuming the New Share is held as a capital asset at the time of sale) and will be a long-term capital gain or loss if the New Share has been held at the time of sale for more than one year.
Employee Plan Considerations
      Rights holders that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), including corporate savings and 401(k) plans, Keogh Plans of self-employed individuals and Individual Retirement Accounts (“IRA”) (each a “Benefit Plan” and collectively, “Benefit Plans”), should be aware that additional contributions of cash in order to exercise Rights may be treated as Benefit Plan contributions and, when taken together with contributions previously made, may subject a Benefit Plan to excise taxes for excess or nondeductible contributions. In the case of Benefit Plans qualified under Section 401(a) of the Code, additional cash contributions could cause the maximum contribution limitations of Section 415 of the Code or other qualification rules to be violated. Benefit Plans contemplating making additional cash contributions to exercise Rights should consult with their counsel prior to making such contributions.
      Benefit Plans and other tax-exempt entities, including governmental plans, should also be aware that if they borrow in order to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income (“UBTI”) under Section 511 of the Code. If any portion of an IRA is used as security for a loan, the portion so used is also treated as distributed to the IRA depositor.
      ERISA contains prudence and diversification requirements and ERISA and the Code contain prohibited transaction rules that may impact the exercise of Rights. Among the prohibited transaction exemptions issued by the Department of Labor that may exempt a Benefit Plan’s exercise of Rights are Prohibited Transaction Exemption 84-24 (governing purchases of shares in investment companies) and Prohibited Transaction Exemption 75-1 (covering sales of securities).
      Due to the complexity of these rules and the penalties for noncompliance, Benefit Plans should consult with their counsel regarding the consequences of their exercise of Rights under ERISA and the Code.
USE OF PROCEEDS
      The net proceeds of the Offer, assuming all Primary Subscription Shares offered hereby are sold, are estimated to be approximately $143,681,307, before deducting expenses payable by the Equity Trust estimated at approximately $600,000. The net proceeds of the Offer, assuming all Secondary Over-Subscription Shares are sold in addition to all Primary Subscription Shares, are estimated to be approximately $172,417,568, before deducting expenses payable by the Equity Trust estimated to be $600,000. Gabelli Funds anticipates that investment of the proceeds will be made in accordance with the Equity Trust’s investment objectives and policies as appropriate investment opportunities are identified, which is expected to be substantially completed in approximately three months; however, the identification of appropriate investment opportunities pursuant to Gabelli Funds’ investment style or changes in market conditions may cause the investment period to extend as long as six months.

INVESTMENT OBJECTIVES AND POLICIES
      The Equity Trust is a non-diversified, closed-end management investment company organized under the laws of the State of Maryland on May 20, 1986.
      The Equity Trust’s primary investment objective is to achieve long-term growth of capital by investing primarily in a portfolio of equity securities consisting of common stock, preferred stock, convertible or exchangeable securities and warrants and rights to purchase such securities selected by Gabelli Funds. Income is a secondary investment objective. The investment objectives of long-term growth of capital and income are fundamental policies of the Equity Trust. These fundamental policies and the investment limitations described in the SAI under the caption “Investment Restrictions” cannot be changed without the approval of the holders of a majority of the Equity Trust’s outstanding shares of preferred stock voting as a separate class and the approval of the holders of a majority of the Equity Trust’s outstanding voting securities. Such majority votes require, in each case, the lesser of (i) 67% of the Equity Trust’s applicable shares represented at a meeting at which more than 50% of the Equity Trust’s applicable shares outstanding are represented, whether in person or by proxy, or (ii) more than 50% of the outstanding shares of the applicable class.
      Under normal market conditions, the Equity Trust will invest at least 80% of the value of its total assets in equity securities.
      Gabelli Funds selects investments on the basis of fundamental value and, accordingly, the Equity Trust typically invests in the securities of companies that are believed by Gabelli Funds to be priced lower than justified in relation to their underlying assets. Other important factors in the selection of investments include favorable price/earnings and debt/equity ratios and strong management.
      The Equity Trust seeks to achieve its secondary investment objective of income, in part, by investing up to 10% of its total assets in a portfolio consisting primarily of high-yielding, fixed-income securities, such as corporate bonds, debentures, notes, convertible securities, preferred stocks and domestic and foreign government obligations. Generally, debt securities purchased by the Equity Trust will be rated in the lower rating categories of recognized statistical rating agencies, such as securities rated “CCC” or lower by the Standard & Poor’s Division of The McGraw-Hill Companies, Inc. (“S&P”) or “Caa” or lower by Moody’s Investors Service Inc. (“Moody’s”), or will be nonrated securities of comparable quality. These debt securities are predominantly speculative and involve major risk exposure to adverse conditions and are often referred to in the financial press as “junk bonds.”
      No assurance can be given that the Equity Trust’s investment objectives will be achieved.
Investment Methodology of the Equity Trust
      In selecting securities for the Equity Trust, Gabelli Funds normally will consider the following factors, among others:

•	Gabelli Funds’ own evaluations of the private market value, cash flow, earnings per share and other fundamental aspects of the underlying assets and business of the company;

•	the potential for capital appreciation of the securities;

•	the interest or dividend income generated by the securities;

•	the prices of the securities relative to other comparable securities;

•	whether the securities are entitled to the benefits of call protection or other protective covenants;

•	the existence of any anti-dilution protections or guarantees of the security; and

•	the diversification of the portfolio of the Equity Trust as to issuers.
      Gabelli Funds’ investment philosophy with respect to equity securities seeks to identify assets that are selling in the public market at a discount to their private market value. Gabelli Funds defines private market value as the value informed purchasers are willing to pay to acquire assets with similar characteristics. Gabelli

Funds also normally evaluates the issuers’ free cash flow and long-term earnings trends. Finally, Gabelli Funds looks for a catalyst, something indigenous to the company, its industry or country, that will surface additional value.
Foreign Securities
      The Equity Trust may invest up to 35% of its total assets in foreign securities. Among the foreign securities in which the Equity Trust may invest are those issued by companies located in developing countries, which are countries in the initial stages of their industrialization cycles. Investing in the equity and debt markets of developing countries involves exposure to economic structures that are generally less diverse and less mature, and to political systems that may have less stability, than those of developed countries. The markets of developing countries historically have been more volatile than the markets of the more mature economies of developed countries, but often have provided higher rates of return to investors. The Equity Trust may also invest in the debt securities of foreign governments. Although such investments are not a principal strategy of the Equity Trust, there is no independent limit on its ability to invest in the debt securities of foreign governments.
Temporary Defensive Investments
      Subject to the Equity Trust’s investment restrictions, when a temporary defensive period is believed by Gabelli Funds to be warranted (“temporary defensive periods”), the Equity Trust may, without limitation, hold cash or invest its assets in securities of U.S. government sponsored instrumentalities, in repurchase agreements in respect of those instruments, and in certain high-grade commercial paper instruments. During temporary defensive periods the Equity Trust may also invest in money market mutual funds that invest primarily in securities of U.S. government sponsored instrumentalities and repurchase agreements in respect of those instruments. Under current law, in the absence of an exemptive order, such money market mutual funds will not be affiliated with Gabelli Funds. Obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association, are supported by the “full faith and credit” of the U.S. government; others, such as those of the Export-Import Bank of the U.S., are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.
      No assurance can be given that the U.S. government would provide financial support to U.S. government sponsored instrumentalities if it is not obligated to do so by law. During temporary defensive periods, the Equity Trust may be less likely to achieve its secondary investment objective of income.
Lower Rated Securities
      The Equity Trust may invest up to 10% of its total assets in fixed-income securities rated in the lower rating categories (as described below) of recognized statistical rating agencies, such as securities rated “CCC” or lower by S&P or “Caa” or lower by Moody’s, or non-rated securities of comparable quality. These debt securities are predominantly speculative and involve major risk exposure to adverse conditions and are often referred to in the financial press as “junk bonds.”
      Generally, lower rated securities and unrated securities of comparable quality offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the ratings organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, such lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because such lower rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In light of these risks, Gabelli Funds, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer’s operating history, financial resources, its sensitivity to economic conditions and trends, the market support for the facility financed by the issue, the perceived ability and integrity of the issuer’s management and regulatory matters.
      In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which such lower rated or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Equity Trust to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Equity Trust to purchase and may also have the effect of limiting the ability of the Equity Trust to sell securities at their fair market value to respond to changes in the economy or the financial markets.
      Lower rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption (often a feature of fixed income securities), the Equity Trust may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by the Equity Trust may decline proportionately more than a portfolio consisting of higher rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently.
      As part of its investments in lower rated fixed-income securities, the Equity Trust may invest in securities of issuers in default. The Equity Trust will only make an investment in securities of issuers in default when Gabelli Funds believes that such issuers will honor their obligations or emerge from bankruptcy protection and the value of these securities will appreciate. By investing in the securities of issuers in default, the Equity Trust bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of the securities will not appreciate.
Futures Contracts and Options Thereon
      Gabelli Funds may, subject to the Equity Trust’s investment restrictions and guidelines of the Board of Directors, purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for certain hedging, yield enhancement and risk management purposes. These futures contracts and related options may be on debt securities, financial indices, securities indices, U.S. government securities and foreign currencies. A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future.
      Gabelli Funds has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and therefore is not subject to the registration requirements under the Commodity Exchange Act. Accordingly, the Equity Trust’s investments in derivative instruments are not limited by or subject to regulation under the Commodity Exchange Act or otherwise regulated by the Commodity Futures Trading Commission. Nevertheless, the Equity Trust’s investment restrictions place certain limitations and prohibitions on its ability to purchase or sell commodities or commodity contracts. In addition, investment in futures contracts and related options generally will be limited by the rating agency guidelines applicable to any of the Equity Trust’s outstanding preferred stock.
Forward Currency Exchange Contracts
      Subject to guidelines of the Board of Directors, the Equity Trust may enter into forward foreign currency exchange contracts to protect the value of its portfolio against future changes in the level of currency exchange rates. The Equity Trust may enter into such contracts on a “spot,” i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. The Equity Trust’s dealings in forward contracts generally will be limited to hedging involving either specific transactions or portfolio positions. The Equity Trust does not have an independent limitation on its investments in foreign futures contracts and options on foreign currency futures contracts.
Repurchase Agreements
      The Equity Trust may enter into repurchase agreements with banks and non-bank dealers of U.S. government securities which are listed as reporting dealers of the Federal Reserve Bank and which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. In a repurchase agreement, the Equity Trust purchases a debt security from a seller who undertakes to repurchase the security at a specified resale price on an agreed future date. Repurchase agreements are generally for one business day and generally will not have a duration of longer than one week. The SEC has taken the position that, in economic reality, a repurchase agreement is a loan by a fund to the other party to the transaction secured by securities transferred to the fund. The resale price generally exceeds the purchase price by an amount which reflects an agreed upon market interest rate for the term of the repurchase agreement. The Equity Trust’s risk is primarily that, if the seller defaults, the proceeds from the disposition of the underlying securities and other collateral for the seller’s obligation may be less than the repurchase price. If the seller becomes insolvent, the Equity Trust might be delayed in or prevented from selling the collateral. In the event of a default or bankruptcy by a seller, the Equity Trust will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of the collateral upon a default in the obligation to repurchase is less than the repurchase price, the Equity Trust will experience a loss. If the financial institution that is a party to the repurchase agreement petitions for bankruptcy or becomes subject to the U.S. Bankruptcy Code, the law regarding the rights of the Equity Trust is unsettled. As a result, under extreme circumstances, there may be a restriction on the Equity Trust’s ability to sell the collateral and the Equity Trust could suffer a loss.
Loans of Portfolio Securities
      To increase income, the Equity Trust may lend its portfolio securities to securities broker-dealers or financial institutions if (i) the loan is collateralized in accordance with applicable regulatory requirements and (ii) no loan will cause the value of all loaned securities to exceed 20% of the value of its total assets. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Equity Trust could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially.
      While these loans of portfolio securities will be made in accordance with guidelines approved by the Equity Trust’s Board of Directors, there can be no assurance that borrowers will not fail financially. On termination of the loan, the borrower is required to return the securities to the Equity Trust, and any gain or loss in the market price during the loan would inure to the Equity Trust. If the counterparty to the loan petitions for bankruptcy or becomes subject to the U.S. Bankruptcy Code, the law regarding the Equity Trust’s rights is unsettled. As a result, under these circumstances, there may be a restriction on the Equity Trust’s ability to sell the collateral and it would suffer a loss.
Borrowing
      The Equity Trust may borrow money in accordance with its investment restrictions, including as a temporary measure for extraordinary or emergency purposes. It may not borrow for investment purposes.
Leveraging
      As provided in the 1940 Act, and subject to compliance with its investment limitations, the Equity Trust may issue senior securities representing stock, such as preferred stock, so long as immediately following such issuance of stock, its total assets exceed 200% of the amount of such stock. The use of leverage magnifies the impact of changes in net asset value. For example, a fund that uses 33% leverage will show a 1.5% increase or decline in net asset value for each 1% increase or decline in the value of its total assets. In addition, if the cost of leverage exceeds the return on the securities acquired with the proceeds of leverage, the use of leverage will diminish, rather than enhance, the return to the Equity Trust. The use of leverage generally increases the volatility of returns to the Equity Trust. The Equity Trust currently has four series of preferred stock outstanding: the 7.20% Series B Cumulative Preferred Stock, the Series C Auction Rate Cumulative Preferred Stock, the 5.785% Series D Cumulative Preferred Stock and the Series E Auction Rate Cumulative Preferred Stock.
      Further information on the investment objectives and policies of the Equity Trust is set forth in the SAI.
Investment Restrictions
      The Equity Trust has adopted certain investment restrictions as fundamental policies of the Equity Trust. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of (i) the Equity Trust and (ii) the preferred stock voting as a single class, as defined in the 1940 Act. The Equity Trust’s investment restrictions are more fully discussed under “Investment Restrictions” in the SAI.
Portfolio Turnover
      The Equity Trust does not engage in the trading of securities for the purpose of realizing short-term profits, but adjusts its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish its investment objectives. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses than a lower rate, which expenses must be borne by the Equity Trust and its shareholders. High portfolio turnover may also result in the realization of substantial net short-term capital gains and any distributions resulting from such gains will be taxable at ordinary income rates for U.S. federal income tax purposes. The Equity Trust’s portfolio turnover rates for the fiscal years ended December 31, 2003 and 2004 were 19% and 29%, respectively. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of a fund’s portfolio securities. For purposes of this calculation, portfolio securities exclude purchases and sales of debt securities having a maturity at the date of purchase of one year or less.

RISK FACTORS AND SPECIAL CONSIDERATIONS
      There are a number of risks that an investor should consider in evaluating the Equity Trust. You should read this entire Prospectus and the SAI before you decide whether to exercise your Rights. In addition, you should consider the matters set forth below.
Principal Risks Associated with the Equity Trust
Dilution
      If you do not exercise all of your Rights, you may own a smaller proportional interest in the Equity Trust when the Offer is over. In addition, you will experience an immediate dilution of the aggregate net asset value of your shares if you do not participate in the Offer and will experience a reduction in the net asset value per share of your shares whether or not you exercise your Rights, if the Subscription Price is below the Equity Trust’s net asset value per share on the Expiration Date, because:

•	the offered Common Shares are being sold at less than their current net asset value.

•	you will indirectly bear the expenses of the Offer.

•	the number of Common Shares outstanding after the Offer will have increased proportionately more than the increase in the amount of the Equity Trust’s net assets.

      On the other hand, if the Subscription Price is above the Equity Trust’s net asset value per share on the Expiration Date [(as it was on the date of this Prospectus)], you may experience an immediate accretion of the aggregate net asset value per share of your shares even if you do not exercise your Rights and an immediate increase in the net asset value per share of your shares whether or not you participate in the Offer, because:

•	the offered Common Shares are being sold at more than their current net asset value after deducting the expenses of the Offer.

•	the number of Common Shares outstanding after the Offer will have increased proportionately less than the increase in the amount of the Equity Trust’s net assets.

      Furthermore, if you do not participate in the Over-Subscription Privilege, your percentage ownership may also be diluted. The Equity Trust cannot state precisely the amount of any dilution because it is not known at this time what the net asset value per share will be on the Expiration Date or what proportion of the Rights will be exercised. The impact of the Offer on net asset value per share is shown by the following examples, assuming a $7.00 Subscription Price:

Scenario 1: (assumes net asset value per share is above subscription price)(1)
NAV	$7.50
Subscription Price	$7.00
Reduction in NAV($)(2)	$0.07
Reduction in NAV(%)	0.88%
Scenario 2: (assumes net asset value per share is below subscription price)(1)
NAV	$6.50
Subscription Price	$7.00
Increase in NAV($)(2)	$0.06
Increase in NAV(%)	0.90%

(1)	Both examples assume the full Primary Subscription and Secondary Over-Subscription Privilege are exercised. Actual amounts may vary due to rounding.

(2)	Assumes $600,000 in estimated offering expenses.

      If you do not wish to exercise your Rights, you should consider selling them as set forth in this Prospectus. Any cash you receive from selling your Rights should serve as partial compensation for any possible dilution of your interest in the Equity Trust. The Equity Trust cannot give assurance, however, that a market for the Rights will develop or that the Rights will have any marketable value.
Leverage Risk
      The Equity Trust uses financial leverage for investment purposes by issuing preferred stock. The amount of leverage represents approximately 26% of the Equity Trust’s Managed Assets (defined as the aggregate net asset value of the Common Shares plus assets attributable to outstanding shares of preferred stock, with no deduction for the liquidation preference of such shares of preferred stock) as of June 30, 2005. The Equity Trust’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of greater loss and the likelihood of higher volatility of the net asset value of the Equity Trust and the asset coverage. Such volatility may increase the likelihood of the Equity Trust’s having to sell investments in order to meet dividend payments on the preferred stock, or to redeem preferred stock, when it may be disadvantageous to do so. Also, if the Equity Trust is utilizing leverage, a decline in net asset value could affect the ability of the Equity Trust to make common stock distribution payments, and such a failure to pay dividends or make distributions could result in the Equity Trust’s ceasing to qualify as a regulated investment company under the Code.
      Because the advisory fee paid to Gabelli Funds is calculated on the basis of the Equity Trust’s Managed Assets, rather than only on the basis of net assets attributable to the Common Shares, the fee may be higher when leverage is utilized, giving Gabelli Funds an incentive to utilize leverage. However, Gabelli Funds has agreed to reduce any management fee on the incremental assets attributable to the cumulative preferred stock during the fiscal year if the total return of the net asset value of the Common Shares, including distributions and advisory fee subject to reduction for that year, does not exceed the stated dividend rate or corresponding swap rate of each particular series of preferred stock.
Restrictions on Dividends and Other Distributions.
      Restrictions imposed on the declaration and payment of dividends or other distributions to the holders of the Common Shares and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies, might impair the Equity Trust’s ability to maintain its qualification as a regulated investment company for federal income tax purposes. While the Equity Trust intends to redeem its preferred stock to the extent necessary to enable the Equity Trust to distribute its income as required to maintain its qualification as a regulated investment company under the Code, there can be no assurance that such actions can be effected in time to meet the Code requirements.
Non-Diversified Status
      The Equity Trust is classified as a “non-diversified” investment company under the 1940 Act, which means it is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. However, the Equity Trust has in the past conducted and intends to conduct its operations so as to qualify as a “regulated investment company,” or RIC, for purposes of the Code, which will relieve it of any liability for federal income tax to the extent its earnings are distributed to stockholders. To qualify as a “regulated investment company,” among other requirements, the Equity Trust will limit its investments so that, with certain exceptions, at the close of each quarter of the taxable year:

•	not more than 25% of the market value of its total assets will be invested in the securities (other than U.S. government securities or the securities of other RICs) of a single issuer, any two or more issuers that the Equity Trust controls and which are determined to be engaged in the same, similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships (as defined in the Code); and

•	at least 50% of the market value of the Equity Trust’s assets will be represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited in respect of any one issuer to an amount not greater than 5% of the value of its assets and not more than 10% of the outstanding voting securities of such issuer.

      As a non-diversified investment company, the Equity Trust may invest in the securities of individual issuers to a greater degree than a diversified investment company. As a result, the Equity Trust may be more vulnerable to events affecting a single issuer and therefore subject to greater volatility than a fund that is more broadly diversified. Accordingly, an investment in the Equity Trust may present greater risk to an investor than an investment in a diversified company.
Market Value and Net Asset Value
      Common shares of closed-end funds are bought and sold in the securities markets and may trade at either a premium or discount from net asset value. Listed shares of closed-end investment companies often trade at a discount from net asset value. This characteristic of stock of a closed-end fund is a risk separate and distinct from the risk that its net asset value will decrease. The Equity Trust cannot predict whether its listed stock will trade at, below or above net asset value. Since February 2001, the Equity Trust’s Shares have traded at a premium to their net asset value. As of August 31, 2005 this premium was 6.14%. There is no guarantee that this premium is sustainable either during the term of this Offer or over the long term. The issuance of additional Common Shares pursuant to the Offer and the Over-Subscription Privilege may reduce or eliminate any premium that common shareholders may have otherwise received for their Common Shares. Stockholders desiring liquidity may, subject to applicable securities laws, trade their Equity Trust Shares on the NYSE or other markets on which such stock may trade at the then-current market value, which may differ from the then-current net asset value. Stockholders will incur brokerage or other transaction costs to sell stock.
Lower Rated Securities
      The Equity Trust may invest up to 10% of its total assets in fixed-income securities rated in the lower rating categories of recognized statistical rating agencies. These high yield securities, also sometimes referred to as “junk bonds,” generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following:

•	greater volatility;

•	greater credit risk;

•	potentially greater sensitivity to general economic or industry conditions;

•	potential lack of attractive resale opportunities (illiquidity); and

•	additional expenses to seek recovery from issuers who default.
      The market value of lower-rated securities may be more volatile than the market value of higher-rated securities and generally tends to reflect the market’s perception of the creditworthiness of the issuer and short-term market developments to a greater extent than more highly rated securities, which primarily reflect fluctuations in general levels of interest rates.
      Ratings are relative and subjective and not absolute standards of quality. Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition.
      As a part of its investment in lower rated fixed-income securities, the Equity Trust may invest in the securities of issuers in default. The Equity Trust will invest in securities of issuers in default only when Gabelli Funds believes that such issuers will honor their obligations and emerge from bankruptcy protection and that the value of such issues’ securities will appreciate. By investing in the securities of issuers in default, the Equity Trust bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of these securities will not appreciate.

Foreign Securities
      The Equity Trust may invest up to 35% of its total assets in foreign securities. Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Equity Trust held in foreign countries.
      There may be less publicly available information about a foreign company than a U.S. company. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies. A portfolio of foreign securities may also be adversely affected by fluctuations in the rates of exchange between the currencies of different nations and by exchange control regulations. Foreign markets also have different clearance and settlement procedures that could cause the Equity Trust to encounter difficulties in purchasing and selling securities on such markets and may result in the Equity Trust missing attractive investment opportunities or experiencing loss. In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities.
      The Equity Trust also may purchase sponsored American Depository Receipts (“ADRs”) or U.S. denominated securities of foreign issuers. ADRs are receipts issued by United States banks or trust companies in respect of securities of foreign issuers held on deposit for use in the United States securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs. In addition, the underlying issuers of certain depository receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute stockholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.
Interest Rate Transactions
      The Equity Trust has entered into an interest rate swap agreement and may enter into interest rate swap or cap transactions. The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Equity Trust would agree to pay to the other party to the interest rate swap (which is known as the “counterparty”) periodically a fixed rate payment in exchange for the counterparty agreeing to pay to the Equity Trust periodically a variable rate payment that is intended to approximate the Equity Trust’s variable rate payment obligation on one or more series of its preferred stock. In an interest rate cap, the Equity Trust would pay a premium to the counterparty and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. Interest rate swap and cap transactions introduce additional risk because the Equity Trust would remain obligated to pay preferred stock dividends when due in accordance with the Articles Supplementary even if the counterparty defaulted. If there is a default by the counterparty to a swap contract, the Equity Trust will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that the swap contract counterparties will be able to meet their obligations pursuant to the swap contracts or that, in the event of default, the Equity Trust will succeed in pursuing contractual remedies. The Equity Trust thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to the swap contracts. The creditworthiness of the swap contract counterparties is closely monitored in order to minimize this risk. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Equity Trust will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. The Equity Trust will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Equity Trust’s receiving or paying, as the case may be, only the net amount of the two payments. The Equity Trust intends to segregate cash or liquid securities having a value at least equal to the value of its net payment obligations under any swap transaction, marked to market daily.
      The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the statements of assets and liabilities.
Futures Transactions
      Futures and options on futures entail certain risks, including but not limited to the following:

•	no assurance that futures contracts or options on futures can be offset at favorable prices;

•	possible reduction of the yield of the Equity Trust due to the use of hedging;

•	possible reduction in value of both the securities hedged and the hedging instrument;

•	possible lack of liquidity due to daily limits or price fluctuations;

•	imperfect correlation between the contracts and the securities being hedged; and

•	losses from investing in futures transactions that are potentially unlimited and the segregation requirements for such transactions. For a further description, see “Investment Objectives and Policies — Investment Practices” in the SAI.
Forward Currency Exchange Contracts
      The use of forward currency contracts may involve certain risks, including the failure of the counterparty to perform its obligations under the contract and that the use of forward contracts may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover. For a further description of such investments, see “Investment Objectives and Policies — Investment Practices” in the SAI.
Dependence on Key Personnel
      Mario J. Gabelli serves as the Equity Trust’s portfolio manager. Gabelli Funds is dependent upon the expertise of Mr. Gabelli in providing advisory services with respect to the Equity Trust’s investments. If Gabelli Funds were to lose the services of Mr. Gabelli, its ability to service the Equity Trust could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Gabelli in the event of his death, resignation, retirement or inability to act on behalf of Gabelli Funds.

MANAGEMENT OF THE EQUITY TRUST
      The Equity Trust’s Board of Directors (who, with its officers, are described in the SAI) has overall responsibility for the management of the Equity Trust. The Board of Directors decides upon matters of general policy and reviews the actions of Gabelli Funds.
      Investment Management. Gabelli Funds, located at One Corporate Center, Rye, New York 10580-1422, serves as the investment adviser to the Equity Trust pursuant to an investment advisory agreement. Gabelli Funds was organized in 1999 and is the successor to Gabelli Funds, Inc., which was organized in 1980. As of June 30, 2005, Gabelli Funds acted as registered investment adviser to 28 management investment companies with aggregate net assets of $12.8 billion. Gabelli Funds, together with other affiliated investment advisers, had assets under management totaling approximately $27.6 billion as of June 30, 2005. Gabelli Asset Management Inc., an affiliate of Gabelli Funds, acts as investment adviser for individuals, pension trusts, profit sharing trusts and endowments, and as a sub-adviser to management investment companies having aggregate assets of $13.2 billion under management as of June 30, 2005. Gabelli Fixed Income LLC, an affiliate of Gabelli Funds, acts as investment adviser for The Treasurer’s Fund and separate accounts having aggregate assets of approximately $400 million under management as of June 30, 2005. Gabelli Advisers, Inc., an affiliate of Gabelli Funds, acts as investment manager to the Westwood Funds having aggregate assets of approximately $400 million under management as of June 30, 2005.
      Gabelli Funds is a wholly-owned subsidiary of GAMCO Investors, Inc., a New York corporation, whose Class A Common Stock is traded on the NYSE under the symbol “GBL.” Mr. Mario J. Gabelli may be deemed a “controlling person” of Gabelli Funds on the basis of his ownership of a majority of the stock of Gabelli Group Capital Partners, Inc., which owns a majority of the capital stock of GAMCO Investors, Inc.
      Gabelli Funds has sole investment discretion for the Equity Trust’s assets under the supervision of the Equity Trust’s Board of Directors and in accordance with the Equity Trust’s stated policies. Gabelli Funds will select investments for the Equity Trust and will place purchase and sale orders on behalf of the Equity Trust.
      Advisory Agreement. Under the terms of the Equity Trust’s Investment Advisory Agreement (the “Advisory Agreement”), Gabelli Funds manages the portfolio of the Equity Trust in accordance with its stated investment objectives and policies, makes investment decisions for the Equity Trust, places orders to purchase and sell securities on behalf of the Equity Trust and manages the Equity Trust’s other business and affairs, all subject to the supervision and direction of its Board of Directors. In addition, under the Advisory Agreement, Gabelli Funds oversees the administration of all aspects of the Equity Trust’s business and affairs and provides, or arranges for others to provide, at Gabelli Funds’ expense, certain enumerated services, including maintaining the Equity Trust’s books and records, preparing reports to its stockholders and supervising the calculation of the net asset value of its stock. All expenses of computing the Equity Trust’s net asset value, including any equipment or services obtained solely for the purpose of pricing shares of stock or valuing the Equity Trust’s investment portfolio, will be an expense of the Equity Trust under the Advisory Agreement unless Gabelli Funds voluntarily assumes responsibility for such expense. During fiscal 2004, the Equity Trust reimbursed Gabelli Funds $34,800 in connection with the cost of computing the Equity Trust’s net asset value.
      The Advisory Agreement combines investment advisory and administrative responsibilities in one agreement. For services rendered by Gabelli Funds on behalf of the Equity Trust under the Advisory Agreement, the Equity Trust pays Gabelli Funds a fee computed weekly and paid monthly at the annual rate of 1.00% of its average weekly net assets plus the liquidation value of any outstanding preferred stock. Gabelli Funds has agreed to reduce the management fee on the incremental assets attributable to the cumulative preferred stock during the fiscal year if the total return of the net asset value of Common Shares, including distributions and advisory fee subject to reduction for that year, does not exceed the stated dividend rate or corresponding swap rate of each particular series of preferred stock.
      The Equity Trust’s total return on the net asset value of its Common Shares is monitored on a monthly basis to assess whether the total return on the net asset value of its Common Shares exceeds the stated dividend rate or corresponding swap rate of each particular series of outstanding preferred stock for the period.

The test to confirm the accrual of the management fee on the assets attributable to each particular series of preferred stock is annual. The Equity Trust will accrue for the management fee on those assets during the fiscal year if it appears probable that the Equity Trust will incur the additional management fee on those assets. For the year ended December 31, 2004, the Equity Trust’s total return on the net asset value of the Common Shares exceeded the stated dividend rate or corresponding swap rate of all outstanding preferred stock, and thus management fees were accrued on those assets. For the year ended December 31, 2004, Gabelli Funds earned $15,167,775 for advisory services. For the six months ended June 30, 2005, the Equity Trust’s total return on the net asset value of the Common Shares did not exceed the stated dividend rates or corresponding swap rate of all outstanding preferred stock. Thus, management fees with respect to the liquidation value of the preferred stock assets in the amount of $2,076,504 were not accrued.
      The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, Gabelli Funds is not liable for any error or judgment or mistake of law or for any loss suffered by the Equity Trust. As part of the Advisory Agreement, the Equity Trust has agreed that the name “Gabelli” is Gabelli Funds’ property, and that in the event Gabelli Funds ceases to act as an investment adviser to the Equity Trust, the Equity Trust will change its name to one not including “Gabelli.”
      Pursuant to its terms, the Advisory Agreement will remain in effect with respect to the Equity Trust from year to year if approved annually (i) by the Equity Trust’s Board of Directors or by the holders of a majority of the Equity Trust’s outstanding voting securities and (ii) by a majority of the Directors who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.
      A discussion regarding the basis of the Board of Directors’ approval of the Advisory Agreement is available in the Equity Trust’s semi-annual report to shareholders for the period ended June 30, 2005.
      Canadian shareholders should note, to the extent applicable, that there may be difficulty enforcing any legal rights against Gabelli Funds because it is resident outside Canada and all of it assets are situated outside Canada.
Selection of Securities Brokers
      The Advisory Agreement contains provisions relating to the selection of securities brokers to effect the portfolio transactions of the Equity Trust. Under those provisions, Gabelli Funds may (i) direct Equity Trust portfolio brokerage to Gabelli & Company, Inc. or other broker-dealer affiliates of Gabelli Funds and (ii) pay commissions to brokers other than Gabelli & Company, Inc. that are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by Gabelli Funds to be useful or desirable for its investment management of the Equity Trust and/or its other advisory accounts or those of any investment adviser affiliated with it. The SAI contains further information about the Advisory Agreement, including a more complete description of the advisory and expense arrangements, exculpatory and brokerage provisions, as well as information on the brokerage practices of the Equity Trust.
Portfolio Management
      Mario J. Gabelli is currently and has been responsible for the day-to-day management of the Equity Trust since its formation. Mr. Gabelli has served as Chairman, President and Chief Investment Officer of Gabelli Funds since 1980. Mr. Gabelli also serves as Portfolio Manager for several other funds in the Gabelli fund family. Because of the diverse nature of Mr. Gabelli’s responsibilities, he will devote less than all of his time to the day-to-day management at the Equity Trust. Over the past five years, Mr. Gabelli has served as Chairman of the Board and Chief Executive Officer of GAMCO Investors, Inc.; Chief Investment Officer of GAMCO Asset Management, Inc.; Vice Chairman of the Board of Lynch Corporation (until 2004), a diversified manufacturing company, and Vice Chairman of the Board and Chief Executive Officer of Lynch Interactive Corporation, a multimedia and communications services company.
      Additionally, Mr. Caesar M.P. Bryan manages approximately $76 million of the Equity Trust’s assets as of June 30, 2005. Mr. Bryan has been a Senior Vice President and Portfolio Manager with GAMCO Asset Management, Inc. (a wholly owned subsidiary of GAMCO Investors, Inc., and Portfolio Manager of the

Gabelli Gold Fund, Inc. since May 1994, Co-Portfolio Manager of The Gabelli Global Opportunity Fund since May 1998, and Gold Companies Portfolio Manager of the Gabelli Global Gold, Natural Resources & Income Trust and a member of the Gabelli Growth Fund portfolio management team since September 2000.
      The SAI provides additional information about Mr. Gabelli’s and Mr. Bryan’s compensation, other accounts managed by Mr. Gabelli and Mr. Bryan and Mr. Gabelli’s and Mr. Bryan’s ownership of securities in the Equity Trust.
Non-Resident Director
      Karl Otto Pöhl, a director of the Equity Trust, resides outside the United States and all or a significant portion of his assets are located outside the United States. Mr. Pöhl does not have an authorized agent in the United States to receive service of process. As a result, it may not be possible for investors to effect service of process within the United States or to enforce against Mr. Pöhl in United States courts judgments predicated upon civil liability provisions of United States securities laws. It may also not be possible to enforce against Mr. Pöhl in foreign courts judgments of United States courts or liabilities in original actions predicated upon civil liability provisions of the United States securities laws.
Sub-Administrator
      PFPC, located at 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the Equity Trust’s sub-administrator. For these services and the related expenses borne by PFPC, Gabelli Funds pays a prorated monthly fee at the annual rate of .0275% of the first $10.0 billion of the aggregate average net assets of the Equity Trust and all other funds advised by Gabelli Funds and administered by PFPC, 0.0125% of the aggregate average net assets exceeding $10 billion and .01% of the aggregate average net assets in excess of $15 billion.
NET ASSET VALUE
      The net asset value of Common Shares is computed based on the market value of the securities the Equity Trust holds and will generally be determined daily as of the close of regular trading on the NYSE.
      Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices, or, if there were no asked prices quoted on such day, the security is valued at the closing bid price at that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available prices or, if the Board of Directors so determines, by such other method as the Board of Directors shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds.
      Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges or if after the close, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors. Debt instruments that are not credit impaired with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors determines such does not reflect fair value, in which case these securities will be valued at their fair value as determined by the Board of Directors. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.
      Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

      In addition, whenever developments in one or more securities markets after the close of the principal markets for one or more portfolio securities and before the time as of which the Equity Trust determines its net asset value would, if such developments had been reflected in such principal markets, likely have more than a minimal effect on its net asset value per share, the Equity Trust may fair value such portfolio securities based on available market information as of the time it determines its net asset value.
DIVIDENDS AND DISTRIBUTIONS
      The Equity Trust may retain for reinvestment, and pay the resulting federal income taxes on, its net capital gain, if any, although the Equity Trust reserves the authority to distribute its net capital gain in any year. The Equity Trust has a policy, which may be modified at any time by its Board of Directors, of paying a minimum annual distribution of 10% of the average net asset value of the Equity Trust to holders of Common Shares. The Equity Trust’s current quarterly distribution level was raised to $0.19 per share for the third quarter, a 6% increase from the previous quarter’s $0.18 per share distribution. The Equity Trust anticipates an adjusting distribution in the fourth quarter of a sufficient amount to pay 10% of the average net asset value of the Equity Trust, as of the last day of the four preceding calendar quarters, or to satisfy the minimum distribution requirements of the Code, whichever is greater. Each quarter, the Board of Directors reviews the amount of any potential distribution and the income, capital gains or capital available. This policy permits holders of Common Shares to realize a predictable, but not assured, level of cash flow and some liquidity periodically with respect to their Common Shares without having to sell Common Shares. To avoid paying income tax at the corporate level, the Equity Trust distributes substantially all of its investment company taxable income and net capital gain. In the event that the Equity Trust’s investment company taxable income and net capital gain exceed the total of its quarterly distributions, the Equity Trust intends to pay such excess once a year. If, for any calendar year, the total quarterly distributions exceed both current earnings and profits and accumulated earnings and profits, the excess will generally be treated as a tax-free return of capital up to the amount of a stockholder’s tax basis in the stock. The amount treated as a tax-free return of capital will reduce a stockholder’s tax basis in the stock, thereby increasing such stockholder’s potential gain or reducing his or her potential loss on the sale of the stock. Any amounts distributed to a stockholder in excess of the basis in the stock will be taxable to the stockholder as capital gain. The Equity Trust’s distribution policy may cause it to make taxable distributions to shareholders in excess of the minimum amounts of such taxable distributions it would be required to make in order to avoid liability for federal income tax. In certain situations, this excess distribution may cause shareholders to be liable for taxes for which they would not otherwise be liable if the Equity Trust paid only that amount required to avoid liability for federal income tax.
      In the event the Equity Trust distributes amounts in excess of its investment company taxable income and net capital gain, such distributions will decrease the Equity Trust’s total assets and, therefore, have the likely effect of increasing its expense ratio. In addition, in order to make such distributions, the Equity Trust might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.
      The Equity Trust, along with other closed-end registered investment companies advised by Gabelli Funds, has obtained an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting it to make periodic distributions of long-term capital gains provided that any distribution policy of the Equity Trust with respect to its Common Shares calls for periodic (e.g., quarterly or semi-annually, but in no event more frequently than monthly) distributions in an amount equal to a fixed percentage of the Equity Trust’s average net asset value over a specified period of time or market price per share of Common Shares at or about the time of distribution or pay-out of a fixed dollar amount. The exemption also permits the Equity Trust to make distributions with respect to its preferred stock in accordance with such stock’s terms.
      Shareholders who exercise Rights will not be entitled to receive any dividend with respect to Common Shares issued pursuant to the offer when the record date for that dividend precedes the exercise of the Rights.
TAXATION
      The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Equity Trust and its stockholders. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Equity Trust and its stockholders, and the discussion set forth herein does not constitute tax advice. The discussion reflects applicable tax laws of the United States as of the date of this Prospectus/ Proxy Statement, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”) retroactively or prospectively.
      Taxation of The Equity Trust. The Equity Trust has elected to be treated and has qualified as, and intends to continue to qualify as, a regulated investment company under Subchapter M of the Code. Accordingly, it must, among other things, (i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and interests in “qualified publicly traded partnerships” (as defined in the Code); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of its total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of its total assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the market value of its total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers that it controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more “qualified publicly traded partnerships” (as defined in the Code).
      As a regulated investment company, the Equity Trust generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to stockholders, if it distributes at least 90% of the sum of its (i) investment company taxable income (as that term is defined in the Code) determined without regard to the deduction for dividends paid, and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Equity Trust intends to distribute at least annually substantially all of such income. The Equity Trust will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.
      Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the fund level. To avoid the excise tax, the Equity Trust must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use its fiscal year), and (iii) certain undistributed amounts from previous years on which it paid no U.S. federal income tax. While the Equity Trust intends to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of its taxable income and capital gains will be distributed to avoid entirely the imposition of the excise tax. In that event, the Equity Trust will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.
      If for any taxable year the Equity Trust does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to stockholders, and such distributions will be taxable to the stockholders as ordinary dividends to the extent of its current and accumulated earnings and profits.
      Taxation of Equity Trust Stockholders. Distributions paid to holders of Common Shares by the Equity Trust from its net investment income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereinafter as “ordinary income dividends”) are generally taxable to them as ordinary income to the extent of the Equity Trust’s earning and profits. Such dividends (if designated by the Equity Trust) may, however, qualify (provided holding period and other requirements are met at the Equity Trust and stockholder level) (i) for the dividends received deduction in the case of corporate stockholders to the extent that the Equity Trust’s income consists of qualifying dividend income from U.S. corporations and (ii) (effective for taxable years through December 31, 2008), as qualified dividend income eligible for the reduced maximum rate to individuals of generally 15% (5% for individuals in the lowest two tax brackets) to the extent that the Equity Trust receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). Distributions made to stockholders from an excess of net long-term capital gains over net short-term capital losses (“capital gain dividends”), including capital gain dividends credited to you but retained by the Equity Trust, are taxable to stockholders as long-term capital gains if they have been properly designated by the Equity Trust, regardless of the length of time stockholders have owned Common Shares. The tax rate on net long-term capital gain of individuals is reduced generally to 15% (5% for individuals in lower brackets) for such gain realized before January 1, 2009. Distributions in excess of the Equity Trust’s earnings and profits will first reduce the adjusted tax basis of Common Shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains (assuming the Common Shares are held as a capital asset). Generally, not later than 60 days after the close of its taxable year, the Equity Trust will provide stockholders with a written notice designating the amount of any qualified dividend income or capital gain dividends and other distributions.
      The sale or other disposition of Common Shares will generally result in capital gain or loss, and will be long-term capital gain or loss if the stock has been held for more than one year at the time of sale. Any loss upon the sale or exchange of Common Shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend). A loss realized on a sale or exchange of Common Shares will be disallowed if other Common Shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the stock is disposed of. In such case, the basis of the stock acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gains will currently be taxed at a maximum rate of 35% while long-term capital gains generally will be taxed at a maximum rate of 15%.
      If the Equity Trust pays a dividend in January that was declared in the previous October, November or December to stockholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Equity Trust and received by stockholders on December 31 of the year in which the dividend was declared.
      The Equity Trust is required in certain circumstances to backup withhold on taxable dividends and certain other payments paid to non-corporate holders of its stock who do not furnish the Equity Trust with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made may be refunded or credited against the stockholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.
      The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Equity Trust and its stockholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive.
      Stockholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes.
      The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Equity Trust and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to the Equity Trust can be found in the Statement of Additional Information which is incorporated by reference into this Prospectus. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes.

CAPITALIZATION
Common Stock
      Pursuant to an amendment to the Equity Trust’s Charter that was approved by stockholders in 2004, the Board of Directors may increase or decrease the aggregate number of shares of stock of the Equity Trust or the number of shares of stock of any class or series that the Equity Trust has authority to issue without stockholder approval. The Equity Trust is currently authorized to issue 252,000,000, Common Shares, $.001 par value. Common Shares of Equity Trust entitle its holders to one vote per share. Holders of Common Shares are entitled to share equally in dividends authorized by the Equity Trust’s Board of Directors payable to the holders of such Common Shares and in the net assets of the Equity Trust available on liquidation for distribution to holders of such Common Shares. Common Shares have noncumulative voting rights and no conversion, preemptive or other subscription rights, and are not redeemable. The Common Shares are fully paid and non-assessable. In the event of liquidation, each Common Share is entitled to its proportion of the Equity Trust’s assets after payment of debts and expenses and the amounts payable to holders of the Equity Trust preferred stock ranking senior to the Common Shares as described below.
      Stockholders whose Common Shares are registered in their own name will have all distributions reinvested pursuant to the Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan. For a more detailed discussion of the Equity Trust’s reinvestment plan, see “Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan” in the SAI.
      The Common Shares are listed and traded on the NYSE under the symbol “GAB.” The average weekly trading volume of the Common Shares on the NYSE for the 12 months ended December 31, 2004 was 745,817 shares. The following table sets forth for the quarters indicated the high and low closing prices on the NYSE per share of the Common Shares and the net asset value and the premium or discount from net asset value at which the Common Shares were trading, expressed as a percentage of net asset value, at each of the high and low closing prices provided.

					Premium (Discount)
	Market Price		Net Asset Value		as % of NAV

Period	High	Low	High	Low	High	Low

Fiscal Year 2003
Q1	$7.82	$6.54	$6.70	$5.35	26.72%	8.13%
Q2	$8.04	$6.93	$7.04	$5.67	23.62%	9.29%
Q3	$7.79	$7.28	$7.34	$6.76	11.54%	2.90%
Q4	$8.04	$7.39	$7.98	$7.06	5.88%	(0.63)%
Fiscal Year 2004
Q1	$9.09	$8.06	$8.49	$7.70	12.47%	0.37%
Q2	$8.70	$7.75	$8.32	$7.62	6.53%	0.64%
Q3	$8.71	$7.72	$7.98	$7.31	12.68%	1.63%
Q4	$9.26	$8.29	$8.70	$7.66	9.14%	3.24%
Fiscal Year 2005
Q1	$9.27	$8.82	$8.88	$8.26	8.84%	3.83%
Q2	$9.18	$8.52	$8.51	$8.07	8.69%	4.32%
Preferred Shares
      Currently, 18,000,000 shares of the Equity Trust’s capital stock have been classified by the Board of Directors as preferred stock, par value $.001 per share. The terms of such preferred stock may be fixed by the Board of Directors and may materially limit and/or qualify the rights of the holders of the Common Shares. As of June 30, 2005, the Equity Trust had 6,600,000 outstanding shares of Series B Preferred, 5,200 outstanding shares of Series C Auction Rate Preferred, 2,949,700 outstanding shares of Series D Preferred and 2,000 outstanding shares of Series E Auction Rate Preferred, which are senior securities of the Equity Trust.
      Dividends on the Series B Preferred accumulate at an annual rate of 7.20% of the liquidation preference of $25 per share, are cumulative from the date of original issuance thereof, and are payable quarterly on March 26, June 26, September 26 and December 26 in each year. The Series B Preferred is rated “Aaa” by Moody’s. The Equity Trust’s outstanding Series B Preferred is redeemable at the liquidation preference plus accumulated but unpaid dividends (whether or not earned or declared) at the option of the Equity Trust beginning June 20, 2006. The Series B Preferred is listed and traded on the NYSE under the symbol “GAB PrB”.
      Dividends on the Series C Auction Rate Preferred accumulate at a variable rate set at a weekly auction. The Series C Auction Rate Preferred is rated “Aaa” by Moody’s and “AAA” by S&P. The liquidation preference of the Series C Auction Rate Preferred is $25,000. The Equity Trust generally may redeem the outstanding Series C Auction Rate Preferred, in whole or in part, at any time other than during a non-call period. The Series C Auction Rate Preferred is not traded on any exchange.
      Dividends on the Series D Preferred, accumulate at the annual rate of 5.875% of its $25 per share liquidation preference, are cumulative from the Series D Preferred’s original issue date and are payable, when, as and if declared by the Board of Directors of the Equity Trust, out of funds legally available therefor, quarterly on March 26, June 26, September 26 and December 26 in each year. The Series D Preferred is rated “Aaa” by Moody’s. The liquidation preference of the Series D Preferred is $25. The Equity Trust’s outstanding Series D Preferred is redeemable at the liquidation preference plus accumulated but unpaid dividends (whether or not earned or declared) the option of the Equity Trust beginning October 7, 2008. The Series D Preferred is listed and traded on the NYSE under the symbol “GAB PrD”.
      The holders of Series E Auction Rate Preferred are entitled to receive cash dividends, stated at annual rates of its $25,000 per share liquidation preference, that will vary from dividend period to dividend period. The Series E Auction Rate Preferred has received both a rating of “Aaa” from Moody’s and a rating of “AAA” from S&P. The liquidation preference of the Series E Auction Rate Preferred is $25,000. The Equity Trust may redeem the outstanding Series E Auction Rate Preferred, in whole or in part, at any time other than during a non-call period. The Series E Auction Rate Preferred is not traded on any exchange.
      Upon a liquidation, dissolution or winding up of the affairs of the Equity Trust (whether voluntary or involuntary), holders of the Equity Trust preferred stock then outstanding will be entitled to receive out of the assets of the Equity Trust available for distribution to stockholders, after satisfying claims of creditors but before any distribution or payment of assets is made to holders of Common Shares, a liquidation distribution in the amount of the liquidation preference of the preferred stock plus an amount equal to all unpaid dividends accumulated to and including the date fixed for such distribution or payment (whether or not earned or declared by the Equity Trust but excluding interest thereon), and such preferred stockholders will be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up. Unless and until the liquidation payments due to preferred stockholders have been paid in full, no dividends or distributions will be made to holders of Common Shares.
      The following table shows (i) the classes of capital stock authorized, (ii) the number of shares authorized in each class, and (iii) the number of shares outstanding in each class as of June 30, 2005.

	Amount	Amount
Class of Stock	Authorized	Outstanding

Common Stock	182,000,000	141,702,724
Series B Preferred	6,600,000	6,600,000
Series C Auction Rate Preferred	5,200	5,200
Series D Preferred	3,000,000	2,949,700
Series E Auction Rate Preferred	2,000	2,000
      It was a condition to the issuance of the preferred stock that it be rated “Aaa” by Moody’s. In connection with the receipt of such rating, the composition of the Equity Trust’s portfolio must reflect guidelines established by Moody’s and the Equity Trust is required to maintain a minimum discounted asset coverage with respect to the preferred stock. See “Moody’s Discount Factors” in the SAI.
Effects of Leverage
      The holders of the Equity Trust’s preferred shares are entitled to the applicable dividend rate as and when declared. Any return earned in excess of the stated dividend rate would directly benefit holders of shares; however, any shortfall from the stated rate would negatively affect holders of shares. The following table is designed to assist you in understanding the effects of the existing leverage on Common Shares of the Equity Trust. The table assumes that 6,600,000 shares of Series B Preferred Shares are issued and outstanding, 5,200 shares of Series C Auction Rate Preferred are issued and outstanding, 2,949,700 shares of Series D Preferred Shares are issued and outstanding and 2,000 shares of Series E Auction Rate Preferred are issued and outstanding and that the blended dividend rate for the Equity Trust’s preferred shares is 5.66%. The assumed returns appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed return on portfolio (net of expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Corresponding return to Common Shareholder	(15.52)%	(8.76)%	(2.00)%	4.77%	11.53%
      The following factors associated with leveraging could increase the investment risk and volatility of the price of the Common Shares:

•	leveraging exaggerates any increase or decrease in the net asset value of the Common Shares;

•	the dividend requirements on the Equity Trust’s preferred shares may exceed the income from the portfolio securities purchased with the proceeds from the issuance of preferred shares;

•	a decline in net asset value results if the investment performance of the additional securities purchased fails to cover their cost to the Equity Trust (including any dividend requirements of preferred shares);

•	a decline in net asset value could affect the ability of the Equity Trust to make Common Share dividend payments;

•	a failure to pay dividends or make distributions on its Common Shares could result in the Equity Trust’s ceasing to qualify as a regulated investment company under the Code; and

•	if the asset coverage for the Equity Trust’s preferred shares declines to less than two hundred percent (as a result of market fluctuations or otherwise), the Equity Trust may be required to sell a portion of its investments when it may be disadvantageous to do so.
      Pursuant to Section 18 of the 1940 Act, it is unlawful for the Equity Trust, as a registered closed-end investment company, to issue any class of senior security, or to sell any senior security that it issues, unless it can satisfy certain “asset coverage” ratios. The asset coverage ratio with respect to a senior security representing indebtedness means the ratio of the value of the Equity Trust’s total assets (less all liabilities and indebtedness not represented by senior securities) to the aggregate amount of the Equity Trust’s senior securities representing indebtedness. The asset coverage ratio with respect to a senior security representing stock means the ratio of the value of the Equity Trust’s total assets (less all liabilities and indebtedness not represented by senior securities) to the aggregate amount of the Equity Trust’s senior securities representing indebtedness plus the aggregate liquidation preference of the Equity Trust’s outstanding preferred shares.
      If, as is the case with the Equity Trust, a registered investment company’s senior securities are equity securities, such securities must have an asset coverage of at least 200% immediately following its issuance. If a registered investment company’s senior securities represent indebtedness, such indebtedness must have an asset coverage of at least 300% immediately after their issuance. Subject to certain exceptions, during any period following issuance that the Equity Trust fails to satisfy these asset coverage ratios, it will, among other things, be prohibited from declaring any dividend or declaring any other distribution in respect of its common stock except a dividend payable in Common Shares issued by the Equity Trust. A registered investment company may, to the extent permitted by the 1940 Act, segregate assets or “cover” transactions in order to avoid the creation of a class of senior security.
      Any rating received by the Equity Trust on its preferred shares, or on any other senior security that it may issue, is an assessment by the applicable rating agency of the capacity of the Equity Trust to satisfy its obligations on its senior securities. However, the “Aaa” rating on the Equity Trust’s Preferred Shares does not eliminate or mitigate the risks associated with investing in the Equity Trust’s Shares. In addition, should a rating on the Equity Trust’s preferred shares be lowered or withdrawn by the relevant rating agency, there may be an adverse effect on the market value of the Equity Trust’s preferred shares and the Equity Trust may also be required to redeem all or part of its outstanding preferred shares. If the Equity Trust were required to redeem its preferred shares (in whole or part) as a result of the change in or withdrawal of the rating, the Common Shares of the Equity Trust would lose the benefits associated with a leveraged capital structure.
Voting Rights
      Except as otherwise stated in this prospectus, specified in the Equity Trust’s Charter or resolved by the Board of Directors or as otherwise required by applicable law, holders of the preferred shares shall be entitled to one vote per share held on each matter submitted to a vote of the stockholders of the Equity Trust and will vote together with holders of Common Shares and of any other preferred stock then outstanding as a single class.
      In connection with the election of the Equity Trust’s Directors, holders of the outstanding preferred shares, voting together as a single class, will be entitled at all times to elect two of the Equity Trust’s Directors, and the remaining Directors will be elected by holders of Common Shares and holders of the preferred shares, voting together as a single class. In addition, if (i) at any time dividends on outstanding shares of the preferred shares are unpaid in an amount equal to at least two full years’ dividends thereon and sufficient cash or specified securities have not been deposited with the applicable paying agent for the payment of such accumulated dividends or (ii) at any time holders of any other series of preferred stock are entitled to elect a majority of the Directors of the Equity Trust under the 1940 Act or the Articles Supplementary creating such shares, then the number of Directors constituting the Board of Directors automatically will be increased by the smallest number that, when added to the two Directors elected exclusively by the holders of the preferred shares as described above, would then constitute a simple majority of the Board of Directors as so increased by such smallest number. Such additional Directors will be elected by the holders of the preferred shares, voting together as a single class, at a special meeting of stockholders which will be called as soon as practicable and will be held not less than 10 or more than 20 days after the mailing date of the meeting notice. If the Equity Trust fails to send such meeting notice or to call such a special meeting, the meeting may be called by any preferred stockholder on like notice. The terms of office of the persons who are Directors at the time of that election will continue. If the Equity Trust thereafter pays, or declares and sets apart for payment in full, all dividends payable on all outstanding shares of preferred stock for all past dividend periods, the additional voting rights of the holders of the preferred stock as described above will cease, and the terms of office of all of the additional Directors elected by the holders of the preferred stock (but not of the Directors with respect to whose election the holders of Common Shares were entitled to vote or the two Directors the holders of shares of preferred stock have the right to elect as a separate class in any event) will terminate automatically.
      So long as preferred shares are outstanding, the Equity Trust will not, without the affirmative vote of the holders of a majority (as defined in the 1940 Act) of the shares of preferred stock outstanding at the time, voting separately as one class, amend, alter or repeal the provisions of the Equity Trust’s Charter, as amended and supplemented (including the Articles Supplementary) whether by merger, consolidation or otherwise, so as to materially adversely affect any of the contract rights expressly set forth in the Charter with respect to such shares of preferred stock. Also, to the extent permitted under the 1940 Act, in the event shares of more than one series of preferred stock are outstanding, the Equity Trust will not approve any of the actions set forth in the preceding sentence which materially adversely affects the contract rights expressly set forth in the Charter with respect to such shares of a series of preferred stock differently than those of a holder of shares of any other series of preferred stock without the affirmative vote of the holders of at least a majority of the shares of preferred stock of each series materially adversely affected and outstanding at such time (each such materially adversely affected series voting separately as a class to the extent its right are affected differently).
      Under the Charter and applicable provisions of Maryland law, the affirmative vote of a majority of the votes entitled to be cast by holders of outstanding shares of the preferred stock, voting together as a single class, will be required to approve any plan of reorganization adversely affecting the preferred stock. The approval of two-thirds of each class, voting separately, of the Equity Trust’s outstanding voting stock must approve the conversion of the Equity Trust from a closed-end to an open-end investment company. The approval of a majority (as that term is defined in the 1940 Act) of the Equity Trust’s outstanding preferred stock and a majority (as that term is defined in the 1940 Act) of the Equity Trust’s outstanding voting securities are required to approve any action requiring a vote of security holders under Section 13(a) of the 1940 Act (other than a conversion of the Equity Trust from a closed-end to open-end investment company), including, among other things, changes in the Equity Trust’s investment objectives or changes in the investment restrictions described as fundamental policies under “Investment Objectives and Policies” and “Investment Restrictions” in the prospectus and the SAI.
      For purposes of this paragraph, except as otherwise required under the 1940 Act, the phrase “vote of the holders of a majority of the outstanding shares of preferred stock” means, in accordance with Section 2(a)(42) of the 1940 Act, the vote, at the annual or a special meeting of the stockholders of the Equity Trust duly called (i) of 67% or more of the shares of preferred stock present at such meeting, if the holders of more than 50% of the outstanding shares of preferred stock are present or represented by proxy or (ii) more than 50% of the outstanding shares of preferred stock, whichever is less. The class vote of holders of shares of the preferred stock described above in each case will be in addition to a separate vote of the requisite percentage of Common Shares, and any other preferred stock, voting together as a single class, that may be necessary to authorize the action in question.
      The calculation of the elements and definitions of certain terms of the rating agency guidelines may be modified by action of the Board of Directors without further action by the stockholders if the Board of Directors determines that such modification is necessary to prevent a reduction in rating of the shares of preferred stock by Moody’s and/or S&P (or any other rating agency then rating the preferred shares at the request of the Equity Trust), as the case may be, or is in the best interests of the holders of Common Shares and is not adverse to the holders of preferred stock in view of advice to the Equity Trust by the relevant rating agencies that such modification would not adversely affect its then-current rating of the preferred stock.
      The foregoing voting provisions will not apply to any preferred shares if, at or prior to the time when the act with respect to which such vote otherwise would be required will be effected, such shares will have been redeemed or called for redemption and sufficient cash or cash equivalents provided to the applicable paying agent to effect such redemption. The holders of preferred shares will have no preemptive rights or rights to cumulative voting.
ANTI-TAKEOVER PROVISIONS OF THE CHARTER AND BY-LAWS
      The Equity Trust presently has provisions in its Charter and By-Laws which could have the effect of limiting, in each case:

the ability of other entities or persons to acquire control of the Equity Trust;

the Equity Trust’s freedom to engage in certain transactions; or

the ability of the Equity Trust’s Directors or stockholders to amend the Charter and By-Laws or effectuate changes in its management.
      These provisions may be regarded as “anti-takeover” provisions. The Board of Directors of the Equity Trust is divided into three classes, each having a term of three years. Each year the term of one class of Directors will expire. Accordingly, only those Directors in one class may be changed in any one year, and it would require two years to change a majority of the Board of Directors. Such system of electing Directors may have the effect of maintaining the continuity of management and, thus, make it more difficult for the stockholders of the Equity Trust to change the majority of Directors. A Director of the Equity Trust may be removed only for cause and by a vote of a majority of the votes entitled to be cast for the election of Directors. In addition, the affirmative vote of the holders of two-thirds of the Equity Trust’s outstanding shares of each class (voting separately) is required to authorize the conversion of the Equity Trust from a closed-end to an open-end investment company or generally to authorize any of the following transactions:

the merger or consolidation of the Equity Trust with any entity;

the issuance of any securities of the Equity Trust for cash to any entity or person;

the sale, lease or exchange of all or any substantial part of the assets of the Equity Trust to any entity or person (except assets having an aggregate fair market value of less than $1,000,000); or

the sale, lease or exchange to the Equity Trust, in exchange for its securities, of any assets of any entity or person (except assets having an aggregate fair market value of less than $1,000,000);
if such corporation, person or entity is directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding shares of any class of capital stock of the Equity Trust. However, such vote would not be required when, under certain conditions, the Board of Directors approves the transaction. Further, unless a higher percentage is provided for under the Charter, the affirmative vote of a majority (as defined in the 1940 Act) of the votes entitled to be cast by holders of outstanding shares of the Equity Trust’s preferred stock, voting as a separate class, will be required to approve any plan of reorganization adversely affecting such stock or any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changing the Equity Trust’s subclassification as a closed-end investment company, changing the Equity Trust’s investment objectives or changing its fundamental investment restrictions.
      Maryland corporations that are subject to the Securities Exchange Act of 1934 and have at least three outside directors, such as the Equity Trust, may by board resolution elect to become subject to certain corporate governance provisions set forth in the Maryland corporate law, even if such provisions are inconsistent with the corporation’s charter and by-laws. Accordingly, notwithstanding its Charter or By-Laws, under Maryland law the Equity Trust’s Board of Directors may elect by resolution to, among other things:

require that special meetings of stockholders be called only at the request of stockholders entitled to cast at least a majority of the votes entitled to be cast at such meeting;

reserve for the Board the right to fix the number of directors;

provide that directors are subject to removal only by the vote of the holders of two-thirds of the stock entitled to vote; and

retain for the Board sole authority to fill vacancies created by the death, removal or resignation of a director, with any director so appointed to serve for the balance of the unexpired term rather than only until the next annual meeting of stockholders.
      The Board may make any of the foregoing elections without amending the Equity Trust’s Charter or By-Laws and without stockholder approval. Though a corporation’s charter or a resolution by its board may prohibit its directors from making the elections set forth above, the Equity Trust’s Board currently is not prohibited from making any such elections.
      The provisions of the Charter and By-Laws and Maryland law described above could have the effect of depriving the owners of shares in the Equity Trust of opportunities to sell their shares at a premium over prevailing market prices, by discouraging a third party from seeking to obtain control of the Equity Trust in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal stockholder. The Board of Directors has determined that the foregoing voting requirements, which are generally greater than the minimum requirements under Maryland law and the 1940 Act, are in the best interests of the stockholders generally.

LEGAL PROCEEDINGS
      The SEC, the New York Attorney General and officials of other states have been conducting inquiries into, and bringing enforcement and other proceedings regarding, trading abuses involving open-end investment companies. Gabelli Funds has received information requests and subpoenas from the SEC and the New York Attorney General in connection with these inquiries. Gabelli Funds and its affiliates have been complying with these requests for documents and testimony and have implemented additional compliance policies and procedures in response to recent industry initiatives and their internal reviews of their mutual fund practices in a variety of areas. Gabelli Funds has not found any information that it believes would be material to the ability of Gabelli Funds to fulfill its obligations under the Advisory Agreement. More specifically, Gabelli Funds has not found any evidence of facilitating trading in the Gabelli mutual funds after the 4:00 p.m. pricing time or of improper short-term trading in these funds by its investment professionals or senior executives. Gabelli Funds has found that one investor, who had been engaged in short-term trading in one of the Gabelli mutual funds (the prospectus of which did not at that time impose limits on short-term trading) and who had subsequently made an investment in a hedge fund managed by an affiliate of Gabelli Funds, was banned from the mutual fund only after certain other investors were banned. Gabelli Funds believes that this relationship was not material to Gabelli Funds. Inasmuch as both Gabelli Funds’ review of its mutual fund practices and the governmental probes of the mutual fund industry are ongoing, no assurance can be provided that additional facts will not come to light in the course of its review that may be material to Gabelli Funds or that Gabelli Funds will not become the subject of enforcement or other proceedings by the SEC or the New York Attorney General. In light of the current turmoil in the mutual fund industry arising from the late trading, improper market timing and employee trading problems, there can be no assurance that any such action could not have an adverse impact on Gabelli Funds or on its ability to fulfill its obligations under the Advisory Agreement.
CUSTODIAN, TRANSFER AGENT, DIVIDEND-DISBURSING AGENT AND REGISTRAR
      Mellon Trust of New England, N.A. (the “Custodian”), located at 135 Santilli Highway, Everett, Massachusetts 02149, serves as the Custodian of the Equity Trust’s assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Equity Trust’s assets in compliance with the 1940 Act. For its services, the Custodian will receive a monthly fee based upon the average weekly value of the total assets of the Equity Trust, plus certain charges for securities transactions.
      Computershare Shareholder Services, Inc., located at 250 Royall Street, Canton, Massachusetts 02021, serves as the Equity Trust’s dividend disbursing agent, as agent under the Equity Trust’s Plan and as transfer agent and registrar for shares of the Equity Trust.
LEGAL MATTERS
      Certain legal matters will be passed on by Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York, 10019, counsel to the Equity Trust. Counsel for the Equity Trust will rely, as to certain matters of Maryland law, on Venable LLP, 1800 Mercantile Bank and Trust Building, 2 Hopkins Plaza, Baltimore, Maryland 21201.
EXPERTS
      The unaudited financial statements of the Equity Trust as of June 30, 2005 have been incorporated by reference into the SAI. The audited financial statements of the Equity Trust as of December 31, 2004 have also been incorporated by reference into the SAI in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of that firm as experts in accounting and auditing. PricewaterhouseCoopers LLP is located at 300 Madison Avenue, New York, New York 10017.
FURTHER INFORMATION
      The Equity Trust is subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith files reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information filed by the Equity Trust can be inspected and copied at public reference facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549; and 500 West Madison Street, Chicago, Illinois 60661. The Equity Trust’s Common Shares are listed on the NYSE. Reports, proxy statements and other information concerning the Equity Trust can be inspected and copied at the Library of the NYSE at 20 Broad Street, New York, New York 10005.
      This Prospectus constitutes a part of a registration statement on Form N-2 (together with the SAI and all the exhibits and the appendix thereto, the “Registration Statement”) filed by the Equity Trust with the SEC under the Securities Act and the 1940 Act. This Prospectus and the SAI do not contain all of the information set forth in the Registration Statement. Reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Equity Trust and the Common Shares offered hereby. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each statement is qualified in its entirety by reference to the copy of the applicable document filed with the SEC.
      NO DEALER, SALESPERSON OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS. IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE EQUITY TRUST OR THE EQUITY TRUST’S INVESTMENT ADVISER. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY OTHER THAN THE COMMON SHARES OFFERED BY THIS PROSPECTUS, NOR DOES IT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY COMMON SHARES BY ANYONE IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL.

TABLE OF CONTENTS OF SAI
      An SAI dated as of September 14, 2005, has been filed with the SEC and is incorporated by reference in this prospectus. An SAI may be obtained without charge by writing to the Equity Trust at its address at One Corporate Center, Rye, New York 10580-1422 or by calling the Equity Trust toll-free at (800) GABELLI (422-3554). The Table of Contents of the SAI is as follows:

OF
STATEMENT OF ADDITIONAL INFORMATION

THE GABELLI EQUITY TRUST INC.
20,525,901 SHARES OF COMMON STOCK
ISSUABLE UPON EXERCISE OF RIGHTS
TO SUBSCRIBE TO SUCH SHARES

PROSPECTUS

September 14, 2005

STATEMENT OF ADDITIONAL INFORMATION
      The Gabelli Equity Trust Inc. (the “Equity Trust”) is a non-diversified, closed-end management investment company that seeks long-term growth of capital and income by investing primarily in a portfolio of equity securities selected by Gabelli Funds, LLC, the investment adviser to the Equity Trust (“Gabelli Funds”). The Equity Trust’s primary investment objective is to achieve long-term growth of capital by investing primarily in a portfolio of equity securities consisting of common stock, preferred stock, convertible or exchangeable securities and warrants and rights to purchase such securities selected by Gabelli Funds. Income is secondary investment objective.
      This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the Prospectus for the Equity Trust dated September 14, 2005 (the “Prospectus”). Investors should obtain and read the Prospectus prior to purchasing shares. A copy of the Prospectus may be obtained, without charge, by calling the Equity Trust at 800-GABELLI (800-422-3554) or (914) 921-5100. This SAI incorporates by reference the entire Prospectus.
      The Prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. The registration statement may be obtained from the Securities and Exchange Commission (the “Commission”) upon payment of the fee prescribed, or inspected at the Commission’s office or via its website (www.sec.gov) at no charge.
      This Statement of Additional Information is dated September 14, 2005.

S-i

OF
STATEMENT OF ADDITIONAL INFORMATION

S-ii

INVESTMENT OBJECTIVES AND POLICIES
Investment Objectives
      The Equity Trust’s primary investment objective is to achieve long-term growth of capital by investing primarily in a portfolio of equity securities consisting of common stock, preferred stock, convertible or exchangeable securities and warrants and rights to purchase such securities selected by Gabelli Funds. Income is a secondary investment objective. Under normal market conditions, the Equity Trust will invest at least 80% of the value of its total assets in equity securities.
      Special Situations. Although the Equity Trust typically invests in the securities of companies on the basis of fundamental value, the Equity Trust from time to time may, as a non-principal investment strategy, invest in companies that are determined by Gabelli Funds to possess “special situation” characteristics. In general, a special situation company is a company whose securities are expected to increase in value solely by reason of a development particularly or uniquely applicable to the company. Developments that may create special situations include, among others, a liquidation, reorganization, recapitalization or merger, material litigation, technological breakthrough or new management or management policies. The principal risk associated with investments in special situation companies is that the anticipated development thought to create the special situation may not occur and the investment therefore may not appreciate in value or may decline in value.
      Options. The Equity Trust may, subject to guidelines of the Board of Directors, purchase or sell (i.e., write) options on securities, securities indices and foreign currencies which are listed on a national securities exchange or in the U.S. over-the-counter (“OTC”) markets as a means of achieving additional return or of hedging the value of the Equity Trust’s portfolio.
      The Equity Trust may write covered call options on common stocks that it owns or has an immediate right to acquire through conversion or exchange of other securities in an amount not to exceed 25% of total assets or invest up to 10% of its total assets in the purchase of put options on common stocks that the Equity Trust owns or may acquire through the conversion or exchange of other securities that it owns.
      A call option is a contract that gives the holder of the option the right to buy from the writer (seller) of the call option, in return for a premium paid, the security or currency underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period.
      A put option is the reverse of a call option, giving the holder the right, in return for a premium, to sell the underlying security or currency to the writer, at a specified price, and obligating the writer to purchase the underlying security or currency from the holder at that price. The writer of the put, who receives the premium, has the obligation to buy the underlying security or currency upon exercise, at the exercise price during the option period.
      If the Equity Trust has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. There can be no assurance that a closing purchase transaction can be effected when the Equity Trust so desires.
      An exchange traded option may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Equity Trust will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option.
      A call option is “covered” if the Equity Trust owns the underlying instrument covered by the call or has an absolute and immediate right to acquire that instrument without additional cash consideration upon conversion or exchange of another instrument held in its portfolio (or for additional cash consideration held in a segregated account by its custodian). A call option is also covered if the Equity Trust holds a call on the same instrument as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Equity Trust in cash, U.S. Government Obligations (as defined under “Investment Restrictions”) or other high-grade short-term obligations in a segregated account with its custodian. A put option is “covered” if the Equity Trust maintains cash or other high grade short-term obligations with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same instrument as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. If the Equity Trust has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Equity Trust has been assigned an exercise notice, the Equity Trust will be unable to effect a closing purchase transaction. Similarly, if the Equity Trust is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Equity Trust so desires.
      The Equity Trust will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Equity Trust will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date. Gains and losses on investments in options depend, in part, on the ability of Gabelli Funds to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.
      An option position may be closed out only on an exchange which provides a secondary market for an option of the same series or in a private transaction. Although the Equity Trust will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Equity Trust would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Equity Trust, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.
      In addition to options on securities, the Equity Trust may also purchase and sell call and put options on securities indices. A stock index reflects in a single number the market value of many different stocks. Relative values are assigned to the stocks included in an index and the index fluctuates with changes in the market values of the stocks. The options give the holder the right to receive a cash settlement during the term of the option based on the difference between the exercise price and the value of the index. By writing a put or call option on a securities index, the Equity Trust is obligated, in return for the premium received, to make delivery of this amount. The Equity Trust may offset its position in the stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.
      The Equity Trust may also buy or sell put and call options on foreign currencies. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Equity Trust to reduce foreign currency risk using such options. Over-the-counter options differ from exchange-traded options in that they are two-

party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options. Over-the-counter options are illiquid securities.
      Use of options on securities indices entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. The Equity Trust will not purchase these options unless Gabelli Funds is satisfied with the development, depth and liquidity of the market and Gabelli Funds believes the options can be closed out.
      Price movements in the portfolio of the Equity Trust may not correlate precisely with the movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and will depend, in part, on the ability of Gabelli Funds to predict correctly movements in the direction of the stock market generally or of a particular industry. Because options on securities indexes require settlement in cash, the Equity Trust may be forced to liquidate portfolio securities to meet settlement obligations.
      Although Gabelli Funds will attempt to take appropriate measures to minimize the risks relating to the Equity Trust’s writing of put and call options, there can be no assurance that the Equity Trust will succeed in any option writing program it undertakes.
      Futures Contracts and Options on Futures. A “sale” of a futures contract (or a “short” futures position) means the assumption of a contractual obligation to deliver the assets underlying the contract at a specified price at a specified future time. A “purchase” of a futures contract (or a “long” futures position) means the assumption of a contractual obligation to acquire the assets underlying the contract at a specified price at a specified future time. Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the assets underlying the futures contracts. No consideration will be paid or received by the Equity Trust upon the purchase or sale of a futures contract. Initially, the Equity Trust will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index or security underlying the futures contracts fluctuates. At any time prior to the expiration of a futures contract, the Equity Trust may close the position by taking an opposite position, which will operate to terminate its existing position in the contract.
      An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration of the option. Upon exercise of an option, the delivery of the futures positions by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net assets of the Equity Trust.
      Futures and options on futures entail certain risks, including but not limited to the following: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the yield of the Equity Trust due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuations, imperfect correlation between the contracts and the securities being hedged, losses from investing in futures transactions that are potentially unlimited and the segregation requirements described below.
      In the event the Equity Trust sells a put option or enters into long futures contracts, under current interpretations of the 1940 Act an amount of cash, obligations of the U.S. government and its agencies and instrumentalities or other liquid securities equal to the market value of the contract must be deposited and maintained in a segregated account with the custodian of the Equity Trust to collateralize the positions, thereby ensuring that the use of the contract is unleveraged. For short positions in futures contracts and sales of call options, the Equity Trust may establish a segregated account (not with a futures commission merchant or broker) with cash or liquid securities that, when added to amounts deposited with a futures commission merchant or a broker as margin, equal the market value of the instruments or currency underlying the futures contract or call option or the market price at which the short positions were established.
      Interest Rate Futures Contracts and Options Thereon. The Equity Trust may purchase or sell interest rate futures contracts to take advantage of or to protect the Equity Trust against fluctuations in interest rates affecting the value of debt securities which the Equity Trust holds or intends to acquire. For example, if interest rates are expected to increase, the Equity Trust might sell futures contracts on debt securities the values of which historically have a high degree of positive correlation to the values of the Equity Trust’s portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Equity Trust’s portfolio securities. If interest rates increase, the value of the Equity Trust’s portfolio securities will decline, but the value of the futures contracts to the Equity Trust will increase at approximately an equivalent rate, thereby keeping the net asset value of the Equity Trust from declining as much as it otherwise would have. The Equity Trust could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Equity Trust to maintain a defensive position without having to sell its portfolio securities.
      Similarly, the Equity Trust may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of debt securities (caused by declining interest rates) which the Equity Trust intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that will be purchased, the Equity Trust can take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Equity Trust can make its intended purchase of the debt securities in the cash market and concurrently liquidate its futures position. To the extent the Equity Trust enters into futures contracts for this purpose, it will maintain, in a segregated asset account with the Equity Trust’s custodian, assets sufficient to cover the Equity Trust’s obligations with respect to such futures contracts, which will consist of cash or other liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Equity Trust with its custodian with respect to such futures contracts.
      The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Equity Trust is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.
      The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. The Equity Trust will purchase a put option on a futures contract to hedge the Equity Trust’s portfolio against the risk of rising interest rates and consequent reduction in the value of portfolio securities.
      The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Equity Trust will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Equity Trust’s portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Equity Trust will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of debt securities that the Equity Trust intends to purchase. If a put or call option the Equity Trust has written is exercised, the Equity Trust will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Equity Trust’s losses from options on futures it has written may to some extent be reduced or increased by changes in the value of its portfolio securities.
      Currency Futures and Options Thereon. Generally, foreign currency futures contracts and options thereon are similar to the interest rate futures contracts and options thereon discussed previously. By entering into currency futures and options thereon, the Equity Trust will seek to establish the rate at which it will be entitled to exchange U.S. dollars for another currency at a future time. By selling currency futures, the Equity Trust will seek to establish the number of dollars it will receive at delivery for a certain amount of a foreign currency. In this way, whenever the Equity Trust anticipates a decline in the value of a foreign currency against the U.S. dollar, the Equity Trust can attempt to “lock in” the U.S. dollar value of some or all of the securities held in its portfolio that are denominated in that currency. By purchasing currency futures, the Equity Trust can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in a future month. Thus, if the Equity Trust intends to buy securities in the future and expects the U.S. dollar to decline against the relevant foreign currency during the period before the purchase is effected, the Equity Trust can attempt to “lock in” the price in U.S. dollars of the securities it intends to acquire.
      The purchase of options on currency futures will allow the Equity Trust, for the price of the premium and related transaction costs it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires. If Gabelli Funds, in purchasing an option, has been correct in its judgment concerning the direction in which the price of a foreign currency would move as against the U.S. dollar, the Equity Trust may exercise the option and thereby take a futures position to hedge against the risk it had correctly anticipated or close out the option position at a gain that will offset, to some extent, currency exchange losses otherwise suffered by the Equity Trust. If exchange rates move in a way the Equity Trust did not anticipate, however, the Equity Trust will have incurred the expense of the option without obtaining the expected benefit; any such movement in exchange rates may also thereby reduce, rather than enhance, the Equity Trust’s profits on its underlying securities transactions.
      Securities Index Futures Contracts and Options Thereon. Purchases or sales of securities index futures contracts are used for hedging purposes to attempt to protect the Equity Trust’s current or intended investments from broad fluctuations in stock or bond prices. For example, the Equity Trust may sell securities index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Equity Trust’s securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Equity Trust is not fully invested in the securities market and anticipates a significant market advance, it may purchase securities index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Equity Trust intends to purchase. As such purchases are made, the corresponding positions in securities index futures contracts will be closed out. The Equity Trust may write put and call options on securities index futures contracts for hedging purposes.
      Limitations on the Purchase and Sale of Futures Contracts and Options on Futures Contracts. Gabelli Funds has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and therefore is not subject to registration under the Commodity Exchange Act. Accordingly, the Equity Trust’s investments in derivative instruments described in the Prospectus and this SAI are not limited by or subject to regulation under the Commodity Exchange Act or otherwise regulated by the Commodity Futures Trading Commission. Nevertheless, the Equity Trust’s investment restrictions place certain limitations and prohibitions on the Equity Trust’s ability to purchase or sell commodities or commodity contracts. See “Investment Restrictions.” Under these restrictions, the Equity Trust may not enter into futures contracts or options on futures contracts unless (i) the aggregate initial margins and premiums do not exceed 5% of the fair market value of the Equity Trust’s total assets and (ii) the aggregate market value of the Equity Trust’s outstanding futures contracts and the market value of the currencies and futures contracts subject to outstanding options written by the Equity Trust, as the case may be, do not exceed 50% of the market value of the Equity Trust’s total assets. In addition, investment in futures contracts and related options generally will be limited by the rating agency guidelines applicable to any of the Equity Trust’s outstanding preferred stock.
      Forward Currency Exchange Contracts. The Equity Trust may engage in currency transactions other than on futures exchanges to protect against future changes in the level of future currency exchange rates. The Equity Trust will conduct such currency exchange transactions either on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into forward contracts to purchase or sell currency. A forward contract on foreign currency involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract, at a price set on the date of the contract. The risk of shifting of a forward currency contract will be substantially the same as a futures contract having similar terms. The Equity Trust’s dealing in forward currency exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Equity Trust generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest receivable and Equity Trust expenses. Position hedging is the forward sale of currency with respect to portfolio security positions denominated or quoted in that currency or in a currency bearing a high degree of positive correlation to the value of that currency.
      The Equity Trust may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities held in its portfolio denominated or quoted in, or currently convertible into, such currency. If the Equity Trust enters into a position hedging transaction, the Equity Trust’s custodian or subcustodian will place cash or other liquid securities in a segregated account of the Equity Trust in an amount equal to the value of the Equity Trust’s total assets committed to the consummation of the given forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will, at all times, equal the amount of the Equity Trust’s commitment with respect to the forward contract.
      At or before the maturity of a forward sale contract, the Equity Trust may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligations to deliver the currency by purchasing a second contract pursuant to which the Equity Trust will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Equity Trust retains the portfolio security and engages in an offsetting transaction, the Equity Trust, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the Equity Trust’s entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Equity Trust will realize a gain to the extent the price of the currency it has agreed to purchase is less than the price of the currency it has agreed to sell. Should forward prices increase, the Equity Trust will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Closing out forward purchase contracts involves similar offsetting transactions.
      The cost to the Equity Trust of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result if the value of the currency increases.
      If a decline in any currency is generally anticipated by Gabelli Funds, the Equity Trust may not be able to contract to sell the currency at a price above the level to which the currency is anticipated to decline.
      Special Risk Considerations Relating to Futures and Options Thereon. The Equity Trust’s ability to establish and close out positions in futures contracts and options thereon will be subject to the development and maintenance of liquid markets. Although the Equity Trust generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time.
      In the event no liquid market exists for a particular futures contract or option thereon in which the Equity Trust maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Equity Trust would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option thereon which the Equity Trust has written and which the Equity Trust is unable to close, the Equity Trust would be required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.
      Successful use of futures contracts and options thereon and forward contracts by the Equity Trust is subject to the ability of Gabelli Funds to predict correctly movements in the direction of interest and foreign currency rates. If Gabelli Funds’ expectations are not met, the Equity Trust will be in a worse position than if a hedging strategy had not been pursued. For example, if the Equity Trust has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Equity Trust will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Equity Trust has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may be, but will not necessarily be, at increased prices which reflect the rising market. The Equity Trust may have to sell securities at a time when it is disadvantageous to do so.
      Additional Risks of Foreign Options, Futures Contracts, Options on Futures Contracts and Forward Contracts. Options, futures contracts and options thereon and forward contracts on securities and currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Equity Trust’s ability to act upon economic events occurring in the foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (v) lesser trading volume.
      Exchanges on which options, futures and options on futures are traded may impose limits on the positions that the Equity Trust may take in certain circumstances.
      Risks of Currency Transactions. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulation, or exchange restrictions imposed by governments. These forms of governmental action can result in losses to the Equity Trust if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.
      When Issued, Delayed Delivery Securities and Forward Commitments. The Equity Trust may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Equity Trust may sell the security before the settlement date if it is deemed advisable.

      Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Equity Trust prior to the settlement date. The Equity Trust will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.
      Restricted and Illiquid Securities. The Equity Trust may invest up to a total of 10% of its net assets in securities that are subject to restrictions on resale and securities the markets for which are illiquid, including repurchase agreements with more than seven days to maturity. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Unseasoned issuers are companies (including predecessors) that have operated less than three years. The continued liquidity of such securities may not be as well assured as that of publicly traded securities, and accordingly the Board of Directors will monitor their liquidity. The Board will review pertinent factors such as trading activity, reliability of price information and trading patterns of comparable securities in determining whether to treat any such security as liquid for purposes of the foregoing 10% test. To the extent the Board treats such securities as liquid, temporary impairments to trading patterns of such securities may adversely affect the Equity Trust’s liquidity.
      In accordance with pronouncements of the Commission, the Equity Trust may invest in restricted securities that can be traded among qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), without registration and may treat them as liquid for purposes of the foregoing 10% test if such securities are found to be liquid. The Board of Directors has adopted guidelines and delegated to Gabelli Funds, subject to the supervision of the Board of Directors, the function of determining and monitoring the liquidity of particular Rule 144A securities.

INVESTMENT RESTRICTIONS
      The Equity Trust operates under the following restrictions that constitute fundamental policies that, except as otherwise noted, cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Equity Trust along with the affirmative vote of a majority of the votes entitled to be cast by holders of outstanding preferred shares, voting together as a single class. For purposes of the preferred share voting rights described in the foregoing sentence, except as otherwise required under the 1940 Act, the majority of the outstanding preferred shares means, in accordance with Section 2(a)(42) of the 1940 Act, the vote of (i) of 67% or more of the preferred shares present at the shareholders meeting called for such vote, if the holders of more than 50% of the outstanding preferred shares are present or represented by proxy or (ii) more than 50% of the outstanding preferred shares, whichever is less. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. The Equity Trust may not:

1. Invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry. This restriction does not apply to investments in direct obligations of the United States or by its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption (“U.S. Government Obligations”).

2. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, if more than 10% of the market value of the total assets of the Equity Trust would be invested in securities of other investment companies, more than 5% of the market value of the total assets of the Equity Trust would be invested in the securities of any one investment company or the Equity Trust would own more than 3% of any other investment company’s securities, provided, however, this restriction shall not apply to securities of any investment company organized by the Equity Trust that are to be distributed pro rata as a dividend to its stockholders.

3. Purchase or sell commodities or commodity contracts except that the Equity Trust may purchase or sell futures contracts and related options thereon if immediately thereafter (i) no more than 5% of its total assets are invested in margins and premiums and (ii) the aggregate market value of its outstanding futures contracts and market value of the currencies and futures contracts subject to outstanding options written by the Equity Trust do not exceed 50% of the market value of its total assets. The Equity Trust may not purchase or sell real estate, provided that the Equity Trust may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

4. Purchase any securities on margin or make short sales, except that the Equity Trust may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

5. Make loans of money, except by the purchase of a portion of publicly distributed debt obligations in which the Equity Trust may invest, and repurchase agreements with respect to those obligations, consistent with its investment objectives and policies. The Equity Trust reserves the authority to make loans of its portfolio securities to financial intermediaries in an aggregate amount not exceeding 20% of its total assets. Any such loans may only be made upon approval of, and subject to any conditions imposed by, the Board of Directors of the Equity Trust. Because these loans would at all times be fully collateralized, the risk of loss in the event of default of the borrower should be slight.

6. Borrow money, except that the Equity Trust may borrow from banks and other financial institutions on an unsecured basis, in an amount not exceeding 10% of its total assets, to finance the repurchase of its stock. The Equity Trust also may borrow money on a secured basis from banks as a temporary measure for extraordinary or emergency purposes. Temporary borrowings may not exceed 5% of the value of the total assets of the Equity Trust at the time the loan is made. The Equity Trust may pledge up to 10% of the lesser of the cost or value of its total assets to secure temporary borrowings. The Equity Trust will not borrow for investment purposes. Immediately after any borrowing, the Equity Trust will maintain asset coverage of not less than 300% with respect to all borrowings. While the borrowing of the Equity Trust exceeds 5% of its respective total assets, the Equity Trust will make no further purchases of securities, although this limitation will not apply to repurchase transactions as described above.

7. Issue senior securities, except to the extent permitted by applicable law.

8. Underwrite securities of other issuers except insofar as the Equity Trust may be deemed an underwriter under the Securities Act in selling portfolio securities; provided, however, this restriction shall not apply to securities of any investment company organized by the Equity Trust that are to be distributed pro rata as a dividend to its stockholders.

9. Invest more than 10% of its total assets in illiquid securities, such as repurchase agreements with maturities in excess of seven days, or securities that at the time of purchase have legal or contractual restrictions on resale.

MANAGEMENT OF THE EQUITY TRUST
Directors and Officers
      The business and affairs of the Equity Trust are managed under the direction of its Board of Directors, and the day-to-day operations are conducted through or under the direction of its officers.
      The names and business addresses of the Directors and principal officers of the Equity Trust are set forth in the following table, together with their positions and their principal occupations during the past five years and, in the case of the directors, their positions with certain other organizations and companies. Directors who are “interested persons” of the Equity Trust, as defined by the 1940 Act, are listed under the caption “interested directors.”
Directors

		Number of
		Funds in
	Term of Office	Complex
Name, Position(s),	and Length of	Overseen by	Principal Occupation(s)	Other Directorships
Address and Age(1)	Time Served(2)	Director	During Past Five Years	Held by Director

Interested Directors:(3)
Mario J. Gabelli Director and Chief Investment Officer Age: 63	Since 1986**	24	Chairman of the Board, Chief Executive Officer of GAMCO Investors Inc. and Chief Investment Officer — Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Vice Chairman and Chief Executive Officer of Lynch Interactive Corporation (multimedia and services)	Director of Morgan Group Holdings, Inc. (holding company)
Karl Otto Pöhl Director Age: 75	Since 1992*	35	Member of the Shareholder Committee of Sal. Oppenheim Jr. & Cie, Zurich (private investment bank); Former President of the Deutsche Bundesbank and Chairman of its Central Bank Council (1980-1991)	Director of GAMCO Investors, Inc. (investment management); Chairman, InCentive Capital AG and InCentive Asset Management AG (Zurich); Director of Sal. Oppenheim Jr. & Cie, Zurich (private investment bank)
Non-Interested Directors:
Thomas E. Bratter Director Age: 66	Since 1986**	3	Director, President and Founder, The John Dewey Academy (residential college preparatory therapeutic high school)	None

		Number of
		Funds in
	Term of Office	Complex
Name, Position(s),	and Length of	Overseen by	Principal Occupation(s)	Other Directorships
Address and Age(1)	Time Served(2)	Director	During Past Five Years	Held by Director

Anthony J. Colavita(4) Director Age: 69	Since 1999***	37	Partner in the law firm of Anthony J. Colavita, P.C.	None
James P. Conn(4) Director Age: 67	Since 1989*	14	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (insurance holding company) (1992-1998)	Director of LaQuinta Corp. (hotels) and First Republic Bank (banking)
Frank J. Fahrenkopf, Jr. Director Age: 65	Since 1998***	5	President and Chief Executive Officer of the American Gaming Association; Partner in the law firm of Hogan & Hartson; Co-Chairman of the Commission on Presidential Debates; Former Chairman of the Republican National Committee	Director of First Republic Bank (banking)
Arthur V. Ferrara Director Age: 74	Since 2001**	9	Former Chairman of the Board and Chief Executive Officer of The Guardian Life Insurance Company of America (1993-1995); President, Chief Executive Officer and a Director prior thereto	Director of The Guardian Life Insurance Company of America and 5 mutual funds within the Guardian Fund Complex
Anthony R. Pustorino Director Age: 80	Since 1986*	17	Certified Public Accountant; Professor Emeritus, Pace University	Director of Lynch Corporation (diversified manufacturing)
Salvatore J. Zizza Director Age: 59	Since 1986***	25	Chairman, Hallmark Electrical Supplies Corp.	Director of Hollis Eden Pharmaceuticals and Earl Scheib, Inc. (automotive services)

Officers

Term of Office
Name, Position(s),	and Length of
Address and Age(1)	Time Served(2)	Principal Occupation(s) During Past Five Years

Bruce N. Alpert President and Treasurer Age: 53	Since 1988	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988. Director and President of Gabelli Advisers, Inc. since 1988. Officer of all the registered investment companies in the Gabelli fund complex.
Carter W. Austin Vice President Age: 38	Since 2000	Vice President of Gabelli Funds, LLC since 1996. Vice President of Gabelli Dividend & Income Trust since 2003.
Dawn M. Donato Assistant Vice President Age: 37	Since 2004	Assistant Vice President of Gabelli Funds, LLC since 2004. Registered Representative for Gabelli & Company, Inc. since 2002; Senior Sales Representative for Manulife Wood Logan, Inc. prior to 2002.
Peter D. Goldstein Chief Compliance Officer Age: 51	Since 2004	Director of Regulatory Affairs for GAMCO Investors Inc. since 2004. Chief Compliance Officer of all the registered investment companies in the Gabelli fund complex. Vice President of Goldman Sachs Asset Management from 2000-2004; Deputy General Counsel of GAMCO Investors Inc. from 1998-2000.
James E. McKee Secretary Age: 42	Since 1995	Vice President, General Counsel and Secretary of GAMCO Investors, Inc. since 1999 and Gabelli Asset Management Inc. since 1993; Secretary of all the registered investment companies in the Gabelli fund complex.

(1)	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

(2)	The Equity Trust’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three-year term. The three-year term for each class is as follows:

*	Term continues until the Equity Trust’s 2006 Annual Meeting of Shareholders and until their successors are duly elected and qualified.

**	Term continues until the Equity Trust’s 2007 Annual Meeting of Shareholders and until their successors are duly elected and qualified.

***	Term continues until the Equity Trust’s 2008 Annual Meeting of Shareholders and until their successors are duly elected and qualified.

Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

(3)	“Interested person” of the Equity Trust as defined in the 1940 Act. Messrs. Gabelli and Pöhl are each considered an “interested person” because of their affiliation with Gabelli Funds, the Equity Trust’s investment adviser.

(4)	As a Director, elected solely by holders of the Equity Trust’s preferred stock.

BENEFICIAL OWNERSHIP OF SHARES HELD IN THE EQUITY TRUST AND
THE FUND COMPLEX FOR EACH DIRECTOR
      Set forth in the table below is the dollar range of equity securities in the Equity Trust beneficially owned by each Director and the aggregate dollar range of equity securities in the Gabelli Fund complex beneficially owned by each Director.

Aggregate Dollar Range of Equity
Securities in all Registered
	Dollar Range of Equity Securities	Investment Companies Overseen by Directors
Name of Director	in the Equity Trust *(1)	in the Fund Complex*(1)(2)

Interested Directors
Mario J. Gabelli	E	E
Karl Otto Pöhl	A	A
Non-Interested Directors
Dr. Thomas E. Bratter	E	E
Anthony J. Colavita**	C	E
James P. Conn	E	E
Frank J. Fahrenkopf, Jr.	A	B
Arthur v. Ferrara	C	E
Anthony R. Pustorino**	E	E
Salvatore J. Zizza	E	E

*	Key to Dollar Ranges
          A. None
          B. $1-$10,000
          C. $10,001-$50,000
          D. $50,001-$100,000
          E. Over $100,000

All shares were valued as of December 31, 2004.

**	Messrs. Colavita and Pustorino each beneficially owned less than 1% of the common stock of Lynch Corporation each having a value of $14,500 as of December 31, 2004. Lynch Corporation may be deemed to be controlled by Mario J. Gabelli and an affiliated person and in that event would be deemed to be under common control with Gabelli Funds.

(1)	This information has been furnished by each Director as of December 31, 2004. “Beneficial Ownership” is determined in accordance with Section 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended (the “1934 Act”).

(2)	The “Fund Complex” includes all the funds that are considered part of the same fund complex as the Equity Trust because they have common or affiliated investment advisers.
      As of December 31, 2004, the directors and officers of the Equity Trust as a group beneficially owned approximately 1.1% of the outstanding shares of the Equity Trust.
Audit Committee
      The role of the Equity Trust’s Audit Committee is to assist the Board of Directors in its oversight of (i) the quality and integrity of the Equity Trust’s financial statement reporting process and the independent audit and reviews therof; (ii) the Equity Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain of its service providers; (iii) the Equity Trust’s compliance with legal and regulatory requirements; and (iv) the independent registered public accounting firm’s qualifications, independence and performance. The Audit Committee also is required to prepare an audit committee report pursuant to the rules of the Commission for inclusion in the Equity Trust’s annual proxy statement. The Audit Committee operates pursuant to the Audit Committee Charter (the “Charter”) that was most recently reviewed and approved by the Board of Directors on February 16, 2005.
      Pursuant to the Charter, the Audit Committee is responsible for conferring with the Equity Trust’s independent registered public accounting firm, reviewing annual financial statements, approving the selection of the Equity Trust’s independent registered public accounting firm and overseeing the Equity Trust’s internal controls. The Charter also contains provisions relating to the pre-approval by the Audit Committee of certain non-audit services to be provided by PricewaterhouseCoopers LLP (“PwC”) to the Equity Trust and to Gabelli Funds and certain of its affiliates. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Equity Trust. As set forth in the Charter, management is responsible for maintaining appropriate systems for accounting and internal control, and the Equity Trust’s independent registered public accounting firm is responsible for planning and carrying out proper audits and reviews. The independent registered public accounting firm is ultimately accountable to the Board of Directors and to the Audit Committee, as representatives of shareholders. The independent registered public accounting firm for the Equity Trust reports directly to the Audit Committee.
      In performing its oversight function, at a meeting held on February 11, 2005, the Audit Committee reviewed and discussed with management of the Equity Trust and PwC the audited financial statements of the Equity Trust as of and for the fiscal year ended December 31, 2004, and discussed the audit of such financial statements with the independent registered public accounting firm.
      In addition, the Audit Committee discussed with the independent registered public accounting firm the accounting principles applied by the Equity Trust and such other matters brought to the attention of the Audit Committee by the independent registered public accounting firm required by Statement of Auditing Standards No. 61, Communications with Audit Committees, as currently modified or supplemented. The Audit Committee also received from the independent registered public accounting firm the written disclosures and statements required by the Commission’s independence rules, delineating relationships between the independent registered public accounting firm and the Equity Trust and discussed the impact that any such relationships might have on the objectivity and independence of the independent registered public accounting firm.
      As set forth above, and as more fully set forth in the Charter, the Audit Committee has significant duties and powers in its oversight role with respect to the Equity Trust’s financial reporting procedures, internal control systems and the independent audit process.
      The Audit Committee met twice during the fiscal year ended December 31, 2004. The Audit Committee is composed of three of the Equity Trust’s independent (as such term is defined by the New York Stock Exchange, Inc.’s listing standards (the “NYSE Listing Standards”)) Directors, namely, Messrs. Colavita, Pustorino and Zizza. Each member of the Audit Committee has been determined by the Board of Directors to be financially literate.
Nominating Committee
      The Board of Directors has a Nominating Committee composed of three independent (as such term is defined by the NYSE Listing Standards) Directors, namely, Messrs. Colavita, Ferrara and Zizza. The Nominating Committee met once during the fiscal year ended December 31, 2004. The Nominating Committee is responsible for identifying and recommending to the Board of Directors individuals believed to be qualified to become Board members in the event that a position is vacated or created. The Nominating Committee will consider Director candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating Committee will take into consideration the needs of the Board of Directors, the qualifications of the candidate and the interests of shareholders. The Nominating Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To recommend a candidate for consideration by the Nominating

Committee, a shareholder must submit the recommendation in writing and must include the following information:

•	The name of the shareholder and evidence of the shareholder’s ownership of shares of the Equity Trust, including the number of shares owned and the length of time of ownership;

•	The name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a Director of the Equity Trust and the person’s consent to be named as a Director if selected by the Nominating Committee and nominated by the Board of Directors; and

•	If requested by the Nominating Committee, a completed and signed directors’ questionnaire.
      The shareholder recommendation and information described above must be sent to James E. McKee, the Equity Trust’s Secretary, c/o Gabelli Funds, LLC, and must be received by the Secretary no less than 120 days prior to the anniversary date of the Equity Trust’s most recent annual meeting of shareholders or, if the meeting has moved by more than 30 days, a reasonable amount of time before the meeting.
      The Nominating Committee believes that the minimum qualifications for serving as a Director of the Equity Trust are that the individual demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board of Directors’ oversight of the business and affairs of the Equity Trust and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Nominating Committee examines a candidate’s specific experiences and skills, time availability in light of other commitments, potential conflicts of interest and independence from management and the Equity Trust. The Nominating Committee also seeks to have the Board of Directors represent a diversity of backgrounds and experience.
      The Equity Trust’s Nominating Committee adopted a charter on May 12, 2004, and amended the charter on November 17, 2004. The charter can be found on the Equity Trust’s website at www.gabelli.com.
Remuneration of Directors and Officers
      The Equity Trust pays each Director who is not affiliated with Gabelli Funds or its affiliates a fee of $12,000 per year plus $1,500 per meeting attended in person and $1,000 per telephonic meeting or Committee meeting, together with the Director’s actual out-of-pocket expenses relating to his attendance at such meetings. In addition, effective in 2004, the Audit Committee Chairman receives an annual fee of $3,000, the Proxy Voting Committee Chairman receives an annual fee of $1,500 and the Nominating Committee Chairman receives an annual fee of $2,000. The aggregate remuneration (not including out-of-pocket expenses) paid by the Equity Trust to such Directors during the year ended December 31, 2004 amounted to $140,500. During the year ended December 31, 2004, the Directors of the Equity Trust met five times, one of which was a special meeting of Directors. Each Director then serving in such capacity attended at least 75% of the meetings of Directors and of any Committee of which he is a member.

      The following table shows certain compensation information for the directors and officers of the Equity Trust for the fiscal year ended December 31, 2004. Officers who are employed by Gabelli Funds receive no compensation or expense reimbursement from the Equity Trust.
Compensation Table For The Fiscal Year Ended December 31, 2004

		Total Compensation From The
	Aggregate Compensation	Equity Trust And Fund Complex
Name of Person And Position	From The Equity Trust	Paid To Directors/Officers*

Directors
Mario J. Gabelli, Chairman of the Board	$0	$0(24)
Dr. Thomas E. Bratter, Director	$18,500	$32,500(3)
Anthony J. Colavita, Director	$23,000	$216,835(36)
James P. Conn, Director	$18,500	$83,210(13)
Frank J. Fahrenkopf, Jr., Director	$18,500	$53,500(4)
Arthur V. Ferrara, Director	$16,500	$29,125(9)
Karl Otto Pöhl, Director	$0	$5,085(34)
Anthony R. Pustorino, Director	$24,500	$150,000(17)
Salvatore J. Zizza, Director	$21,000	$137,179(9)
Officers
Carter W. Austin**, Vice President	$93,333	$276,667(2)
Dawn M. Donato, Assistant Vice President	$69,583	$69,583(1)
Matthew A. Hultquist**, Vice President	$64,782	$64,782(1)

*	Represents the total compensation paid to such persons during the calendar year ended December 31, 2004 by investment companies (including the Equity Trust) or portfolios thereof from which such person receives compensation that are considered part of the same fund complex as the Equity Trust because they have common or affiliated investment advisers. The number in parenthesis represents the number of such investment companies and portfolios.

**	Mr. Austin ceased to be a paid employee of the Equity Trust as of June 30, 2004; however, he continues to serve as a Vice President of the Equity Trust. Mr. Hultquist resigned as an officer and employee of the Equity Trust effective as of December 22, 2004.
Limitation of Officers’ and Directors’ Liability
      The Equity Trust’s By-Laws provide that the Equity Trust, to the fullest extent permitted by law, will indemnify its current and former Directors and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices or association with the Equity Trust. The By-Laws do not permit indemnification against any liability to which such person would be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Maryland law does not permit indemnification of present or former directors, officers, employees or agents in connection with any proceeding to which they may be made a party by reason of their service to the Equity Trust if (i) the act or omission of such person or entity was material to the matter giving rise to the proceeding and (a) was committed in bad faith; or (b) was the result of active and deliberate dishonesty; (ii) such person or entity actually received an improper personal benefit in money, property or services; or (iii) in the case of any criminal proceeding, such person or entity had reasonable cause to believe that the act or omission was unlawful.
      Under Maryland law, the Equity Trust is not permitted to indemnify for an adverse judgment in a suit by or in the right of the Equity Trust for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. The termination of any proceeding by conviction or upon a plea of nolo contendere or its equivalent or an entry of an order of probation prior to judgment creates a rebuttable presumption that the director, officer, employee or agent did not meet the requisite standard of conduct required for permitted indemnification. The termination of any proceeding by judgment, order or settlement, however, does not create such a presumption.
      The By-Laws and Maryland law permit the Equity Trust to advance reasonable expenses to current or former Directors, officers, employees and agents upon the Equity Trust’s receipt of a written affirmation by such person or entity of its good faith belief that it has met the standard of conduct necessary for indemnification by the Equity Trust, and a written undertaking by such person or entity (or on its behalf) to repay the amount paid or reimbursed by the Equity Trust if it is ultimately determined that such person or entity did not meet the requisite standard of conduct. The By-Laws further require that one of the following conditions must also be met to advance payment of expenses: (i) the person or entity seeking indemnification shall provide a security in the form and amount acceptable to the Equity Trust for its undertaking; (ii) the Equity Trust is insured against losses arising by reason of the advance; (iii) approval by a majority of a quorum of the Directors of the Equity Trust who are neither “interested persons” as defined by Section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (iv) a written opinion of independent legal counsel, based on a review of the facts readily available to the Equity Trust at the time the advance is proposed to be made, to the effect that there is reason to believe that the person or entity seeking indemnification will ultimately be found to be entitled to indemnification.
      Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from actual receipt of an improper benefit or profit in money, property or services or active and deliberate dishonesty established by final judgment as being material to the cause of action. The Equity Trust’s Charter provides for such a limitation, except to the extent such exemption is not permitted by the 1940 Act, as amended from time to time.
Investment Advisory and Administrative Arrangements
      Investment Management.     Gabelli Funds, located at One Corporate Center, Rye, New York 10580-1422, serves as the investment adviser to the Equity Trust pursuant to an investment advisory agreement. Gabelli Funds was organized in 1999 and is the successor to Gabelli Funds, Inc., which was organized in 1980. As of June 30, 2005, Gabelli Funds acted as registered investment adviser to 28 management investment companies with aggregate net assets of $12.8 billion. Gabelli Funds, together with other affiliated investment advisers, had assets under management totaling approximately $27.6 billion as of June 30, 2005. GAMCO Asset Management Inc., an affiliate of Gabelli Funds, acts as investment adviser for individuals, pension trusts, profit sharing trusts and endowments, and as a sub-adviser to management investment companies having aggregate assets of $13.2 billion under management as of June 30, 2005. Gabelli Fixed Income LLC, an affiliate of Gabelli Funds, acts as investment adviser for The Treasurer’s Fund and separate accounts having aggregate assets of approximately $400 million under management as of June 30, 2005. Gabelli Advisers, Inc., an affiliate of Gabelli Funds, acts as investment manager to the Westwood Funds having aggregate assets of approximately $400 million under management as of June 30, 2005.
      Gabelli Funds is a wholly-owned subsidiary of GAMCO Investors, Inc., a New York corporation, whose Class A Common Stock is traded on the NYSE under the symbol “GBL.” Mr. Mario J. Gabelli may be deemed a “controlling person” of Gabelli Funds on the basis of his ownership of a majority of the stock of Gabelli Group Capital Partners, Inc., which owns a majority of the capital stock of GAMCO Investors, Inc.
      Gabelli Funds has sole investment discretion for the Equity Trust’s assets under the supervision of the Equity Trust’s Board of Directors and in accordance with the Equity Trust’s stated policies. Gabelli Funds will select investments for the Equity Trust and will place purchase and sale orders on behalf of the Equity Trust.
      Advisory Agreement. Under the terms of the Equity Trust’s Investment Advisory Agreement (the “Advisory Agreement”), Gabelli Funds manages the portfolio of the Equity Trust in accordance with its stated investment objectives and policies, makes investment decisions for the Equity Trust, places orders to purchase and sell securities on behalf of the Equity Trust and manages the Equity Trust’s other business and affairs, all subject to the supervision and direction of its Board of Directors. In addition, under the Advisory Agreement, Gabelli Funds oversees the administration of all aspects of the Equity Trust’s business and affairs and provides, or arranges for others to provide, at Gabelli Funds’ expense, certain enumerated services, including maintaining the Equity Trust’s books and records, preparing reports to its stockholders and supervising the calculation of the net asset value of its stock. All expenses of computing the Equity Trust’s net asset value, including any equipment or services obtained solely for the purpose of pricing shares of stock or valuing the Equity Trust’s investment portfolio, will be an expense of the Equity Trust under the Advisory Agreement unless Gabelli Funds voluntarily assumes responsibility for such expense.
      The Advisory Agreement combines investment advisory and administrative responsibilities in one agreement. For services rendered by Gabelli Funds on behalf of the Equity Trust under the Advisory Agreement, the Equity Trust pays Gabelli Funds a fee computed daily and paid monthly at the annual rate of 1.00% of its average weekly net assets plus the liquidation value of any outstanding preferred stock. Gabelli Funds has agreed to reduce the management fee on the incremental assets attributable to the preferred stock if the total return of the net asset value of Equity Trust Common Stock (the “Common Shares”), including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate or corresponding swap rate of the preferred stock.
      For the years ended December 31, 2002, December 31, 2003, and December 31, 2004, Gabelli Funds was paid $9,835,224, $12,895,377, and $15,167,775, respectively, for advisory and administrative services rendered to the Equity Trust.
      The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, Gabelli Funds is not liable for any error or judgment or mistake of law or for any loss suffered by the Equity Trust. As part of the Advisory Agreement, the Equity Trust has agreed that the name “Gabelli” is Gabelli Funds property, and that in the event Gabelli Funds ceases to act as an investment adviser to the Equity Trust, the Equity Trust will change its name to one not including “Gabelli.”
      Pursuant to its terms, the Advisory Agreement will remain in effect with respect to the Equity Trust from year to year if approved annually (i) by the Equity Trust’s Board of Directors or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the Directors who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

PORTFOLIO MANAGER INFORMATION
Other Accounts Managed
      The information below lists other accounts for which the Equity Trust’s portfolio managers were primarily responsible for the day-to-day management during the fiscal year ended December 31, 2004.

					Number of
					Accounts Managed	Total Assets
					with Advisory Fee	with Advisory
		Total Number of			Based on	Fee Based on
Name of Portfolio Manager	Types of Accounts	Accounts Managed	Total Assets		Performance	Performance

Mario J. Gabelli	Registered Investment Companies	24	$11.1B	*	5	$493.8M*
	Other Pooled Investment Vehicles	14	$707.7M	*	14	$707.7M
	Other Accounts	1,747	$9.9B		3	$1.2B

					Number of
					Accounts Managed	Total Assets
					with Advisory Fee	with Advisory
		Total Number of			Based on	Fee Based on
Name of Portfolio Manager	Types of Accounts	Accounts Managed	Total Assets		Performance	Performance

Caesar M.P. Bryan	Registered Investment Companies:	4	$409.1M	*	0	$0
	Other Pooled Investment Vehicles:	2	$26.9M	*	2	$26.9M	*
	Other Accounts:	1	$1.6M		0	$0

*	Represents the portion of assets for which the portfolio manager has primary responsibility in the accounts indicated. The accounts indicated may contain additional assets under the primary responsibility of other portfolio managers.
Potential Conflicts of Interest.
      Actual or apparent conflicts of interest may arise when the portfolio manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:
      Allocation of Limited Time and Attention. Because the portfolio manager manages many accounts, he may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as if he were to devote substantially more attention to the management of only a few accounts.
      Allocation of Limited Investment Opportunities. If the portfolio manager identifies an investment opportunity that may be suitable for multiple accounts, the Equity Trust may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among all or many of these accounts.
      Pursuit of Differing Strategies. At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transactions, or both, to the detriment of one or more of his accounts.
      Selection of Broker/ Dealers. Because of the portfolio manager’s position with the distributor of funds affiliated with the Equity Trust and his indirect majority ownership interest in such distributor, he may have an incentive to use the distributor to execute portfolio transactions for the Equity Trust even if using the distributor is not in the best interest of the Equity Trust.

      Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the accounts that he manages. If the structure of Gabelli Funds’ management fee or the portfolio manager’s compensation differs among accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager may be motivated to favor certain funds or accounts over others. The portfolio manager also may be motivated to favor funds or accounts in which he has an investment interest, or in which Gabelli Funds or its affiliates have investment interests. In Mr. Gabelli’s case, Gabelli Funds’ compensation (and expenses) for the Equity Trust is marginally greater as a percentage of assets than for certain other accounts and is less than for certain other accounts managed by Mr. Gabelli, while his personal compensation structure varies with near-term performance to a greater degree in certain performance fee-based accounts than with non-performance-based accounts. In addition, he has investment interests in several of the funds managed by Gabelli Funds and its affiliates. Gabelli Funds and the Equity Trust have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for Gabelli Funds and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and address every situation in which an actual or potential conflict may arise. In Mr. Bryan’s case, his compensation is not affected by changes in assets of the Equity Trust while it is for other accounts that he manages.
      Compensation Structure. Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by Gabelli Funds for managing the Equity Trust. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to the Equity Trust. Additionally, he receives similar incentive-based variable compensation for managing other accounts within the firm. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component of the fee is based on a percentage of net revenues received by Gabelli Funds for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of Gabelli Funds’ parent company, GAMCO Investors, Inc., Mr. Gabelli also receives ten percent of the net operating profits of the parent company. Mr. Gabelli receives no base salary, no annual bonus and no stock options.
      The compensation of other portfolio managers in the Gabelli organization is structured to enable it to attract and retain highly qualified professionals in a competitive environment. Mr. Bryan receives a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of stock options, and incentive-based variable compensation based on a percentage of net revenues received by Gabelli Funds for managing certain accounts other than the Equity Trust to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm’s expenses (other than Mr. Bryan’s compensation) allocable to such other accounts. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. Equity-based incentive compensation is based on an evaluation by Gabelli Funds’ parent, GAMCO Investors, Inc., of quantitative and qualitative performance evaluation criteria.
      Mr. Bryan’s compensation for managing other pooled investment accounts is based on a percentage of net revenues received by Gabelli Funds for managing the account. Compensation for managing accounts that have a performance-based fee will have two components. One component is based on a percentage of net revenues received by Gabelli Funds for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of the performance fee is paid to the portfolio manager.

      Ownership of Shares in the Equity Trust. Set forth in the table below is the dollar range of equity securities in the Equity Trust beneficially owned by Messrs. Gabelli and Bryan:

Dollar Range of Equity
Name	Securities Held in Equity Trust*

Mario J. Gabelli	G
Caesar M.P. Bryan	A

*	KEY TO DOLLAR RANGES — INFORMATION AS OF DECEMBER 31, 2004
       A. None
       B. $1 - $10,000
       C. $10,001 - $50,000
       D. $50,001 - $100,000
       E. $100,001 - $500,000
       F. $500,001 - $1,000,000
       G. over $1,000,000
Proxy Voting Procedures
      The Equity Trust has adopted the proxy voting procedures of Gabelli Funds and has directed Gabelli Funds to vote all proxies relating to the Equity Trust’s voting securities in accordance with such procedures. The proxy voting procedures are set forth below as Appendix A to this SAI.
      Information on how proxies relating to the Equity Trust’s voting securities were voted by the Gabelli Funds during the most recent 12 month period ended June 30th is available, upon request, by calling (800) 422-3554 or on the website of the Commission at http://www.sec.gov.
Code of Ethics
      The Equity Trust and the Gabelli Funds have adopted a code of ethics (the “Code of Ethics”) under Rule 17j-1 under the 1940 Act. The Code of Ethics permits personnel, subject to the Code of Ethics and its restrictive provisions, to invest in securities, including securities that may be purchased or held by the Equity Trust. The Code of Ethics can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operations of the Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The Code of Ethics is also available on the EDGAR database on the Commission’s web site at http://www.sec.gov. Copies of the Code of Ethics may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Room Section, Washington, D.C. 20549-0102.
PORTFOLIO TRANSACTIONS
      Subject to policies established by the Board of Directors of the Equity Trust, Gabelli Funds is responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Equity Trust. Transactions in equity securities are in most cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions. In general, there may be no stated commission in the case of securities traded in over-the-counter markets, but the prices of those securities may include undisclosed commissions or mark-ups. Principal transactions are not entered into with affiliates of the Equity Trust. However, Gabelli & Company, Inc. may execute transactions in the over-the-counter markets on an agency basis and receive a stated commission therefrom. To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the Commission thereunder, as well as other regulatory requirements, the Equity Trust’s Board of Directors has determined that portfolio transactions may be executed through Gabelli & Company, Inc. and its broker-dealer affiliates if, in the judgment of Gabelli Funds, the use of those broker-dealers is likely to result in price and execution at least as favorable as those of other qualified broker-dealers and if, in particular transactions, those broker-dealers charge the Equity Trust a rate consistent with that charged to comparable unaffiliated customers in similar transactions. The Equity Trust has no obligations to deal with any broker or group of brokers in executing transactions in portfolio securities. In executing transactions, Gabelli Funds seeks to obtain the best price and execution for the Equity Trust, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved and the firm’s risk in positioning a block of securities. While Gabelli Funds generally seeks reasonably competitive commission rates, the Equity Trust does not necessarily pay the lowest commission available.
      Subject to obtaining the best price and execution, brokers who provide supplemental research, market and statistical information to Gabelli Funds or its affiliates may receive orders for transactions by the Equity Trust. The term “research, market and statistical information” includes advice as to the value of securities, and advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by Gabelli Funds under the Advisory Agreement and the expenses of Gabelli Funds will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to Gabelli Funds and its affiliates in providing services to clients other than the Equity Trust, and not all such information is used by Gabelli Funds in connection with the Equity Trust. Conversely, such information provided to Gabelli Funds and its affiliates by brokers and dealers through whom other clients of Gabelli Funds and its affiliates effect securities transactions may be useful to Gabelli Funds in providing services to the Equity Trust.
      Although investment decisions for the Equity Trust are made independently from those of the other accounts managed by Gabelli Funds and its affiliates, investments of the kind made by the Equity Trust may also be made by those other accounts. When the same securities are purchased for or sold by the Equity Trust and any of such other accounts, it is the policy of Gabelli Funds and its affiliates to allocate such purchases and sales in a manner deemed fair and equitable to all of the accounts, including the Equity Trust.
      For the fiscal years ended December 31, 2002, December 31, 2003 and December 31, 2004, the Equity Trust paid a total of $487,920, $837,474 and $1,249,931 respectively, in brokerage commissions, of which Gabelli & Company, Inc. and its affiliates received, $337,437, $426,924 and $835,136, respectively. The amount received by Gabelli & Company, Inc. and its affiliates from the Equity Trust in respect of brokerage commissions for the fiscal year ended December 31, 2004 represented approximately 66.81% of the aggregate dollar amount of brokerage commissions paid by the Equity Trust for such period and approximately 66.95% of the aggregate dollar amount of transactions by the Equity Trust for such period. The brokerage commissions paid by the Equity Trust for the fiscal year ended December 31, 2004 increased from the two prior fiscal years, in part, because of the $125 million in proceeds from the offering of Series D Cumulative Preferred Stock.
Repurchase of Shares
      Holders of Common Shares do not, and will not, have the right to require the Equity Trust to repurchase their stock. The Equity Trust, however, may repurchase its Common Shares from time to time as and when it deems such a repurchase advisable, subject to maintaining required asset coverage for each series of outstanding preferred stock. The Board of Directors has adopted a policy to authorize such repurchases when Common Shares are trading at a discount of 10% or more from net asset value. The policy does not limit the amount of Common Shares that can be repurchased. The percentage of the discount from net asset value at which share repurchases will be authorized may be changed by the Board of Directors. Pursuant to the 1940 Act, the Equity Trust may repurchase its Common Shares on a securities exchange (provided that the Equity Trust has informed its stockholders within the preceding six months of its intention to repurchase such stock) or pursuant to tenders or as otherwise permitted in accordance with Rule 23c-1 under the 1940 Act. Under that Rule, certain conditions must be met regarding, among other things, distribution of net income for the preceding fiscal year, status of the seller, price paid, brokerage commissions, prior notice to stockholders of an intention to purchase stock and purchasing in a manner and on a basis that does not discriminate unfairly against the other stockholders through their interest in the Equity Trust.
      When the Equity Trust repurchases its Common Shares for a price below net asset value, the net asset value of the Common Shares that remains outstanding will be enhanced, but this does not necessarily mean that the market price of the outstanding Common Shares will be affected, either positively or negatively. During the year ended December 31, 2004, and the six months ended June 30, 2005, the Equity Trust did not repurchase any shares of its Common Shares in the open market.
Portfolio Turnover
      The Equity Trust does not engage in the trading of securities for the purpose of realizing short-term profits, but adjusts its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish its investment objective. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses than a lower rate, which expenses must be borne by the Equity Trust and its shareholders. High portfolio turnover may also result in the realization of substantial net short-term capital gains and any distributions resulting from such gains will be taxable at ordinary income rates for U.S. federal income tax purposes.
AUTOMATIC DIVIDEND REINVESTMENT AND VOLUNTARY CASH PURCHASE PLAN
      Under the Equity Trust’s Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan (the “Plan”), a stockholder whose Common Shares are registered in his own name will have all distributions reinvested automatically by Computershare Shareholder Services, Inc. (“Computershare”), which is agent under the Plan, unless the stockholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the stockholder elects to receive distributions in cash. Investors who own Common Shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by Computershare as dividend disbursing agent.
      Under the Plan, whenever the market price of the Common Shares is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividend or capital gains distribution, participants in the Plan are issued Common Shares, valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then-current market price of the Common Shares. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE trading day, the next preceding trading day. If the net asset value of the Common Shares at the time of valuation exceeds the market price of the Common Shares, participants will receive Common Shares from the Equity Trust, valued at market price. If the Equity Trust should declare a dividend or capital gains distribution payable only in cash, Computershare will purchase the Common Shares for such Plan in the open market, on the NYSE or elsewhere, for the participants’ accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Equity Trust to issue Common Shares at the greater of net asset value or 95% or market value if, following the commencement of such purchases, the market value of the Common Shares exceeds net asset value.
      Participants in the Plan have the option of making additional cash payments to Computershare, semi-monthly, for investment in the Common Shares as applicable. Such payments may be made in any amount from $250 to $10,000. Computershare will use all funds received from participants to purchase Common Shares in the open market on or about the 1st and 15th of each month. Computershare will charge each stockholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that participants send voluntary cash payments to Computershare in a manner that ensures that Computershare will receive these payments approximately 10 days before the 1st and 15th of the month. A participant may without charge withdraw a voluntary cash payment by written notice, if the notice is received by Computershare at least 48 hours before such payment is to be invested.
      Computershare maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by stockholders for personal and tax records. Common Shares in the account of each Plan participant will be held by Computershare in noncertificated form in the name of the participant. A Plan participant may send its share certificates to Computershare so that the shares represented by such certificates will be held by Computershare in the participant’s stockholder account under the Plan. In the case of stockholders such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, Computershare will administer the Plan on the basis of the number of Common Shares certified from time to time by the stockholder as representing the total amount registered in the stockholder’s name and held for the account of beneficial owners who participate in the Plan.
      Experience under the Plan may indicate that changes are desirable. Accordingly, the Equity Trust reserves the right to amend or terminate its Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of such Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days’ written notice to the participants in such Plan. All correspondence concerning the Plan should be directed to Computershare at P.O. Box 43010, Providence, RI 02940-3010.
TAXATION
      The following discussion is a brief summary of certain United States federal income tax considerations affecting the Equity Trust and its shareholders. No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns affecting the Equity Trust and its Shareholders (including Shareholders who own large positions in the Equity Trust), and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisers with any specific questions relating to federal, state, local and foreign taxes. The discussion reflects applicable tax laws of the United States as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”) retroactively or prospectively.
Taxation of the Equity Trust
      The Equity Trust has qualified as and intends to continue to qualify as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If it so qualifies, the Equity Trust will not be subject to U.S. federal income tax on the portion of its investment company taxable income (as defined in the Code) without regard to the deduction for dividends paid and on its net capital gain (i.e., the excess of its net realized long-term capital gain over its net realized short-term capital loss), if any, which it distributes to its stockholders in each taxable year, provided that an amount equal to at least 90% of the sum of its investment company taxable income and any net tax-exempt interest income for the taxable year is distributed to its stockholders.
      Qualification as a RIC requires, among other things, that the Equity Trust: (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies and net income derived from an interest in “qualified publicly traded partnerships” (as defined in the Code) and (ii) diversify its holdings so that, at the end of each quarter of each taxable year, subject to certain exceptions, (a) at least 50% of the market value of the Equity Trust’s assets is represented by cash, cash items, U.S. Government Obligations, securities of other RICs and other securities with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Equity Trust’s assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government Obligations or the securities of other RICs) of any one issuer, or any two or more issuers that the Equity Trust controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships (as defined in the Code).
      If the Equity Trust were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify as a RIC in any year, it would be taxed in the same manner as an ordinary corporation and distributions to the Equity Trust’s stockholders would not be deductible by the Equity Trust in computing its taxable income. To qualify again to be taxed as a RIC in a subsequent year, the Equity Trust would be required to distribute to preferred stockholders and common stockholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Equity Trust to the IRS. In addition, if the Equity Trust failed to qualify as a RIC for a period greater than two taxable years, then the Equity Trust would be required to recognize and pay tax on any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if the Equity Trust had been liquidated) or, alternatively, to elect to be subject to taxation on such built-in gains recognized for a period of ten years, in order to qualify as a RIC in a subsequent year.
      Under the Code, amounts not distributed by a RIC on a timely basis in accordance with a calendar year distribution requirement are subject to a 4% excise tax. To avoid the tax, the Equity Trust must distribute during each calendar year, an amount at least equal to the sum of (i) 98% of its ordinary income for the calendar year, (ii) 98% of its capital gain net income (both long-term and short-term) for the one year period ending on October 31 of such year (unless an election is made to use the Equity Trust’s fiscal year), and (iii) all ordinary income and capital gain net income for previous years that were not previously distributed or subject to tax under Subchapter M of the Code. A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Equity Trust in October, November or December of the year, payable to stockholders of record on a date during such a month and paid by the Equity Trust during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received. While the Equity Trust intends to distribute its ordinary income and capital gain net income in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Equity Trust’s ordinary income and capital gain net income will be distributed to avoid entirely the imposition of the tax. In such event, the Equity Trust will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.
      Gain or loss on the sales of securities by the Equity Trust will be long-term capital gain or loss if the securities have been held by the Equity Trust for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.
      Foreign currency gain or loss on non-U.S. dollar denominated bonds and other similar debt instruments and on any non-U.S. dollar denominated futures contracts, options and forward contracts that are not section 1256 contracts (as defined below) generally will be treated as ordinary income and loss.
      Investment by the Equity Trust in certain “passive foreign investment companies” (“PFICs”) could subject the Equity Trust to federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments which cannot be eliminated by making distributions to stockholders. Elections may be available to the Equity Trust to mitigate the effect of this tax but such elections generally accelerate the recognition of income without the receipt of cash. Dividends paid by PFICs will not qualify for the reduced tax rates discussed below under “Taxation of Stockholders.”
      The Equity Trust may invest in debt obligations purchased at a discount with the result that the Equity Trust may be required to accrue income for federal income tax purposes before amounts due under the obligations are paid. The Equity Trust may also invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities (“high yield securities”). A portion of the interest payments on such high yield securities may be treated as dividends for federal income tax purposes.
      As a result of investing in stock of PFICs or securities purchased at a discount or any other investment that produces income that is not matched by a corresponding cash distribution to the Equity Trust, the Equity

Trust could be required to include, in current income, income it has not yet received. Any such income would be treated as income earned by the Equity Trust and therefore would be subject to the distribution requirements of the Code. This might prevent the Equity Trust from distributing 90% of its investment company taxable income as is required in order to avoid Equity Trust-level federal income taxation on all of its income, or might prevent the Equity Trust from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the excise tax. To avoid this result, the Equity Trust may be required to borrow money or dispose of other securities to be able to make distributions to its stockholders.
      If the Equity Trust does not meet the asset coverage requirements of the 1940 Act and the Articles Supplementary, the Equity Trust will be required to suspend distributions to the holders of the common stock until the asset coverage is restored. Such a suspension of distributions might prevent the Equity Trust from distributing 90% of its investment company taxable income as is required in order to avoid Equity Trust-level federal income taxation on all of its income, or might prevent the Equity Trust from distributing enough income and capital gain net income to avoid completely imposition of the excise tax. Upon any failure to meet the asset coverage requirements of the 1940 Act or the Articles Supplementary, the Equity Trust may, and in certain circumstances will be required to partially redeem shares of Preferred Stock in order to restore the requisite asset coverage and avoid the adverse consequences to the Equity Trust and its stockholders of failing to qualify as a RIC. If asset coverage were restored, the Equity Trust would again be able to pay dividends and would generally be able to avoid Equity Trust-level federal income taxation on the income that it distributes.
Hedging Transactions
      Certain options, futures contracts and options on futures contracts are “section 1256 contracts.” Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses (“60/40”). Also, section 1256 contracts held by the Equity Trust at the end of each taxable year are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.
      Hedging transactions undertaken by the Equity Trust may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Equity Trust. In addition, losses realized by the Equity Trust on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Further, the Equity Trust may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle.
      The Equity Trust may make one or more of the elections available under the Code which are applicable to straddles. If the Equity Trust makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions may be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections accelerate the recognition of gain or loss from the affected straddle positions.
      Because application of the straddle rules may affect the character and timing of the Equity Trust’s gains, losses and deductions, the amount which must be distributed to stockholders, and which will be taxed to stockholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.
      Foreign Taxes. Since the Equity Trust may invest in foreign securities, its income from such securities may be subject to non-U.S. taxes. The Equity Trust will not be eligible to elect to “pass-through” to stockholders of the Equity Trust the ability to use the foreign tax deduction or foreign tax credit for foreign taxes paid with respect to qualifying taxes.
Taxation of U.S. Stockholders
      The Equity Trust will determine either to distribute or to retain for reinvestment all or part of its net capital gain. If any such gains are retained, the Equity Trust will be subject to a tax of 35% of such amount. In that event, the Equity Trust expects to designate the retained amount as undistributed capital gains in a notice to its stockholders, each of whom (i) will be required to include in income for tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Equity Trust against its federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its shares of the Equity Trust by an amount equal to 65% of the amount of undistributed capital gains included in such stockholder’s gross income.
      Distributions paid by the Equity Trust from its net investment income or from an excess of net short-term capital gains over net-long term capital losses generally are taxable as ordinary income to the extent of the Equity Trust’s earnings and profits. Such distributions (if designated by the Equity Trust) may, however, qualify (provided holding period and other requirements are met at the Equity Trust and stockholder level) (i) for the dividends received deduction available to corporations, but only to the extent that the Equity Trust’s income consists of dividends received from U.S. corporations and (ii) (effective for taxable years through December 31, 2008), as qualified dividend income eligible for the reduced maximum rate to individuals of generally 15% (5% for individuals in lower tax brackets) to the extent that the Equity Trust receives qualified dividend income.
      Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). Distributions of net capital gain designated as capital gain dividends, if any, are taxable to stockholders at rates applicable to long-term capital gains regardless of how long the stockholder has held shares of the Equity Trust’s stock, and are not eligible for the dividends received deduction. The tax rate on net long-term capital gain of individuals is generally 15% (5% for individuals in lower brackets) for such gain realized before January 1, 2009. Distributions in excess of the Equity Trust’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such holder (assuming the stock is held as a capital asset). For non-corporate taxpayers, investment company taxable income (other than qualified dividend income) will currently be taxed at a maximum rate of 35%. For corporate taxpayers, both investment company taxable income and net capital gain are taxed at a maximum rate of 35%.
      Stockholders may be entitled to offset their capital gain dividends with capital losses. There are a number of statutory provisions affecting when capital losses may be offset against capital gains, and limiting the use of losses from certain investments and activities. Accordingly, stockholders with capital losses are urged to consult their tax advisers.
      The price of stock purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing stock just prior to a distribution will receive a distribution which will be taxable to them even though it represents in part a return of invested capital.
      Upon a sale or exchange of stock, a stockholder will realize a taxable gain or loss depending upon his or her basis in the stock. Such gain or loss will be treated as long-term capital gain or loss if the stock has been held for more than one year. Any loss realized on a sale or exchange will be disallowed to the extent the stock disposed of is replaced within a 61-day period beginning 30 days before and ending 30 days after the date that the stock is disposed of. In such a case, the basis of the stock acquired will be adjusted to reflect the disallowed loss.
      Any loss realized by a stockholder on the sale of Equity Trust stock held by the stockholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gain dividends received by the stockholder (or amounts credited to the stockholder as an undistributed capital gain) with respect to such stock.
      Based in part on a lack of present intention on the part of the Equity Trust to voluntarily redeem the Series E Auction Rate Preferred at any time in the future, the Equity Trust intends to take the position that under present law the Series E Auction Rate Preferred will constitute stock, rather than debt of the Equity Trust. It is possible, however, that the IRS could take a contrary position asserting, for example, that the

Series E Auction Rate Preferred constitute debt of the Equity Trust. If that position were upheld, distributions on the Series E Auction Rate Preferred would be considered interest, taxable as ordinary income regardless of the taxable income of the Equity Trust. The Equity Trust believes this position, if asserted, would be unlikely to prevail.
      The IRS has taken the position that if a RIC has two classes of stock, it may designate distributions made to each class in any year as consisting of no more than such class’s proportionate share of particular types of income, such as long-term capital gain. A class’s proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the RIC during such year that was paid to such class. Consequently, the Equity Trust will designate distributions made to the common stockholders and preferred stockholders as consisting of particular types of income in accordance with the classes’ proportionate shares of such income. Because of this rule, the Equity Trust is required to allocate a portion of its net capital gain, qualified dividend income and dividends qualifying for the dividends received deduction to common stockholders and preferred stockholders. The amount of net capital gain, qualified dividend income and dividends qualifying for the dividends received deduction allocable between the common stockholders and the preferred stockholders will depend upon the amount of such net capital gain, qualified dividend income and dividends qualifying for the dividends received deduction realized by the Equity Trust, and the total dividends paid by the Equity Trust on the Common Shares and Preferred Stock during a taxable year.
      Ordinary income dividends and capital gain dividends also may be subject to state and local taxes. Stockholders are urged to consult their own tax advisers regarding specific questions about the U.S. federal (including the application of the alternative minimum tax rules), state, local or foreign tax consequences to them of investing in the Equity Trust.
      If a stockholder recognizes a loss with respect to the fund’s shares of $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder, the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, stockholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Stockholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Backup Withholding
      The Equity Trust may be required to withhold federal income tax on all taxable distributions and redemption proceeds payable to non-corporate stockholders who fail to provide the Equity Trust with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against such stockholder’s federal income tax liability, if any, provided that the required information is furnished to the IRS.
Taxation of Non-U.S. Stockholders
      Dividends paid by the Fund to non-U.S. stockholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. stockholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. stockholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. stockholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. stockholder were a U.S. stockholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate).

      In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. stockholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Fund.
      Recently enacted legislation generally exempts from United States federal withholding tax properly-designated dividends that (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% stockholder, reduced by expenses that are allocable to such income) and (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). This legislation applies for taxable years beginning before January 1, 2008. In order to qualify for this exemption from withholding, a non-U.S. stockholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form).
      The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action, either prospectively or retroactively. Persons considering an investment in Series D Preferred or Series E Auction Rate Preferred should consult their own tax advisers regarding the purchase, ownership and disposition of Series D Preferred or Series E Auction Rate Preferred.
GENERAL INFORMATION
COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
      Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, is counsel to the Equity Trust. As to certain matters of Maryland law, Willkie Farr & Gallagher LLP will rely on the opinion of Venable LLP.
      PricewaterhouseCoopers LLP, independent registered public accounting firm, 300 Madison Avenue, New York, New York 10017, serves as the independent registered public accounting firm of the Fund and will annually render an opinion on the financial statements of the Fund.
BENEFICIAL OWNERS
      As of September 1, 2005, there are no persons known to the Equity Trust who may be deemed beneficial owners of 5% or more of shares of the Equity Trust’s Common Shares because they possessed or shared voting or investment power with respect to the Equity Trust’s Common Shares.

FINANCIAL STATEMENTS
      The unaudited financial statements included in the Semi-Annual Report to the Equity Trust’s Shareholders for the fiscal period ended June 30, 2005 are incorporated by reference from the Equity Trust’s Semi-Annual Report to Shareholders. The audited financial statements included in the Annual Report to the Equity Trust’s Shareholders for the fiscal year ended December 31, 2004, together with the report of PricewaterhouseCoopers LLP thereon, are incorporated herein by reference from the Equity Trust’s Annual Report to Shareholders. All other portions of the Annual Report to Shareholders and Semi-Annual Report to Shareholders are not incorporated herein by reference and are not part of the Registration Statement. A copy of the Annual Report to Shareholders may be obtained without charge by writing to the Equity Trust at its address at One Corporate Center, Rye, New York 10580-1422 or by calling the Equity Trust toll-free at (800)-GABELLI (422-3554).
      The Equity Trust files its complete schedule of portfolio holdings for the first and third quarters of its respective fiscal year with the Commission on Form N-Q. The Equity Trust’s Form N-Q is available on the Commission’s website at http://www.sec.gov. The Equity Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

APPENDIX A
GAMCO Investors, Inc. and AFFILIATES
The Voting of Proxies on Behalf of Clients
      Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30bl-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients. These procedures will be used by Gabelli Asset Management Inc., Gabelli Funds, LLC and Gabelli Advisers, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.	Proxy Voting Committee
      The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published by Gabelli Asset Management Inc. in 1988 and updated periodically, a copy of which are appended to this Appendix. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee. As of December 31, 2004, the members are: Bruce N. Alpert, Chief Operating Officer of Gabelli Funds, LLC, Ivan Arteaga, Portfolio Manager, Caesar M. P. Bryan, Portfolio Manager, Stephen DeTore, Deputy General Counsel, Joshua Fenton, Director of Buy-Side Research, Douglas R. Jamieson, Chief Operating Officer of GAMCO, James E. McKee, General Counsel, Karyn-Marie Prylucki, Director of Proxy Voting Services, William S. Selby, Managing Director of GAMCO, Howard F. Ward, Portfolio Manager and Peter D. Zaglio, Senior Vice President. Peter D. Zaglio currently chairs the Committee. In his absence, the Director of Research will chair the Committee. Meetings are held on an as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients. In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Services Corporate Governance Service (“ISS”), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted. All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee. For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Legal Department believes that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of the Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action. Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly. Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues. If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.	Social Issues and Other Client Guidelines
      If a client has provided special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

III.	Client Retention of Voting Rights
      If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client: Operations Legal Department, Proxy Department and the Investment professional assigned to the account. In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV.	Voting Records
      The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers’ staff may request proxy-voting records for use in presentations to current or prospective clients. Requests for proxy voting records should be made at least ten days prior to client meetings. If a client wishes to receive a proxy voting record on a quarterly, semi-annual or annual basis, please notify the Proxy Voting Department. The reports will be available for mailing approximately ten days after the quarter end of the period. First quarter reports may be delayed since the end of the quarter falls during the height of the proxy season. A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to: [Adviser name], Attn: Proxy Voting Department, One Corporate Center, Rye, New York 10580-1433, The sales assistant sends the letters to the custodians along with the trading/ DTC instructions. Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

V.	Voting Procedures

1.	Custodian banks, outside brokerage firms and Wexford Clearing Services Corporation are responsible for forwarding proxies directly to GAMCO. Proxies are received in one of two forms:

•	Shareholder Vote Authorization Forms (VAFs) — Issued by ADP. VAFs must be voted through the issuing institution causing a time lag. ADP is an outside service contracted by the various institutions to issue proxy materials.

•	Proxy cards which may be voted directly.

2.	Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.

3.	In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Any arrangements are made to insure that a proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.

4.	Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis. Since January 1, 1992, records have been maintained on the Proxy Edge system. The system is backed up regularly. From 1990 through 1991, records were maintained on the PROXY VOTER system and in hardcopy format. Prior to 1990, records were maintained on diskette and in hardcopy format. PROXY EDGE records include: Security Name and Cusip Number, Date and Type of Meeting (Annual, Special, Contest), Client Name, Adviser or Fund Account, Number, Directors’ Recommendation, How GAMCO voted for the client on each issue, The rationale for the vote when it appropriate Records prior to the institution of the PROXY EDGE system include: Security name, Type of Meeting (Annual, Special, Contest), Date of Meeting, Name of Custodian, Name of Client Custodian, Account Number, Adviser or Fund Account Number, Directors’ recommendation, How the Adviser voted for the client on each issue, Date the proxy statement was received and by whom, Name of person posting the vote, Date and method by which the vote was cast. From these records individual client proxy voting records are compiled. It is our policy to provide institutional clients with a proxy voting record during client reviews. In addition, we will supply a proxy voting record at the request of the client on a quarterly, semi-annual or annual basis.

5.	VAFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/ February.

6.	Shareholder Vote Authorization Forms issued by ADP are always sent directly to a specific individual at ADP.

7.	If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:

•	VAFs can be faxed to ADP up until the time of the meeting. This is followed up by mailing the original form

•	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed.

8.	In the case of a proxy contest, records are maintained for each opposing entity.

9.	Voting in Person

a)	At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

•	Banks and brokerage firms using the services at ADP: A call is placed to ADP requesting legal proxies. The VAFs are then sent overnight to ADP. ADP issues individual legal proxies and sends them back via overnight. A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using ADP may be implemented.

•	Banks and brokerage firms issuing proxies directly: The bank is called and/or faxed and a legal proxy is requested. All legal proxies should appoint: “Representative of [Adviser name] with full power of substitution.”

b)	The legal proxies are given to the person attending the meeting along with the following supplemental material:

•	A limited Power of Attorney appointing the attendee an Adviser representative.

•	A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must “qualify” the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. vote have previously been cast, etc.).

•	A sample ERISA and Individual contract.

•	A sample of the annual authorization to vote proxies form.

•	A copy of our most recent Schedule 13D filing (if applicable).

PROXY VOTING GUIDELINES
General Policy Statement
      It is the policy of GAMCO Investors, Inc. to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders. At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework. We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short-and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.
Board of Directors
      The advisers do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis. Factors taken into consideration include:

•	Historical responsiveness to shareholders. This may include such areas as:

•	Paying greenmail

•	Failure to adopt shareholder resolutions receiving a majority of shareholder votes

•	Qualifications

•	Nominating committee in place

•	Number of outside directors on the board

•	Attendance at meetings

•	Overall performance
Selection of Auditors
      In general, we support the Board of Directors’ recommendation for auditors.
Blank Check Preferred Stock
      We oppose the issuance of blank check preferred stock. Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.
Classified Board
      A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting. While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders. Where a classified board is in place we will generally not support attempts to change to an annually elected board. When an annually elected board is in place, we generally will not support attempts to classify the board.

Increase Authorized Common Stock
      The request to increase the amount of outstanding shares is considered on a case-by-case basis. Factors taken into consideration include:

•	Future use of additional shares

•	Stock split

•	Stock option or other executive compensation plan

•	Finance growth of company/strengthen balance sheet

•	Aid in restructuring

•	Improve credit rating

•	Implement a poison pill or other takeover defense

•	Amount of stock currently authorized but not yet issued or reserved for stock option plans

•	Amount of additional stock to be authorized and its dilutive effect
We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.
Confidential Ballot
      We support the idea that a shareholder’s identity and vote should be treated with confidentiality. However, we look at this issue on a case-by-case basis. In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.
Cumulative Voting
      In general, we support cumulative voting. Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates. Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right. Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.
Director Liability and Indemnification
      We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.
Equal Access to the Proxy
      The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.
Fair Price Provisions
      Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions. We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits. Reviewed on a case-by-case basis.

Golden Parachutes
      Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover. We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by-case basis. Note: Congress has imposed a tax on any parachute that is more than three times the executive’s average annual compensation.
Anti-Greenmail Proposals
      We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.
Limit Shareholders’ Rights to Call Special Meetings
      We support the right of shareholders to call a special meeting.
Consideration of Nonfinancial Effects of a Merger
      This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers. As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal. Reviewed on a case-by-case basis.
Mergers, Buyouts, Spin-Offs, Restructurings
      Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.
Military Issues
      Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis. In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.
Northern Ireland
      Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA Clients.
      As such, decisions will be made on a case-by-case basis. In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.
Opt Out of State Anti-Takeover Law
      This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves. We consider this on a case-by-case basis. Our decision will be based on the following:

•	State of Incorporation

•	Management history of responsiveness to shareholders

•	Other mitigating factors
Poison Pill
      In general, we do not endorse poison pills. In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.
Reincorporation
      Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.
Stock Option Plans
      Stock option plans are an excellent way to attract, hold and motivate directors and employees. However, each stock option plan must be evaluated on its own merits, taking into consideration the following:

•	Dilution of voting power or earnings per share by more than 10%

•	Kind of stock to be awarded, to whom, when and how much

•	Method of payment

•	Amount of stock already authorized but not yet issued under existing stock option plans
Supermajority Vote Requirements
      Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.
Limit Shareholders Right to Act by Written Consent
      Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting. Reviewed on a case-by-case basis.

PART C
OTHER INFORMATION
ITEM 25.   FINANCIAL STATEMENTS AND EXHIBITS
(1)	Financial Statements
(a)	Financial Statements (unaudited) for the fiscal period ended June 30, 2005 (11)
(i)	Portfolio of Investments as of June 30, 2005

(ii)	Statement of Assets and Liabilities as of June 30, 2005

(iii)	Statement of Operations for the period ended June 30, 2005

(iv)	Statement of Changes in Net Assets for the period ended June 30, 2005

(v)	Financial highlights for a share outstanding throughout the periods ended June 30, 2005 and the years ended December 31, 2004, 2003, 2002 and 2001.

(vi)	Notes to Financial Statements
(b)	Financial Statements (audited) for the fiscal year 2004 (1)
(i)	Portfolio of Investments as of December 31, 2004

(ii)	Statement of Assets and Liabilities as of December 31, 2004

(iii)	Statement of Operations for the year ended December 31, 2004

(iv)	Statement of Changes in Net Assets for the year ended December 31, 2004

(v)	Financial highlights for a share outstanding throughout the periods 1995 through 2004

(vi)	Notes to Financial Statements

(vii)	Report of Independent Registered Public Accounting Firm
(2)	Exhibits
(a)	(i) Articles of Incorporation (2)
(ii)	Articles Supplementary for the Series B 7.20% Cumulative Preferred Stock (3)

(iii)	Articles Supplementary for the Series C Auction Rate Preferred Cumulative Stock (5)

(iv)	Articles of Amendment dated May 12, 2004 to the Articles of Incorporation (8)

(v)	Articles of Amendment dated September 12, 2005 to the Articles of Incorporation (10)
(b)	By-Laws of Registrant (10)

(c)	Not applicable

(d)	(i) Specimen Stock Certificate:
(A)	Form of certificate for Common Stock, par value $.001 per share (6)

(B)	7.20% Tax Advantaged Series B Cumulative Preferred Stock (3)

(C)	Series C Auction Rate Cumulative Preferred Stock (5)

(D)	5.875% Series D Cumulative Preferred Stock (7)

(E)	Series E Auction Rate Cumulative Preferred Stock (7)

(F)	Form of Subscription Certificate (10)

(G)	Form of Notice of Guaranteed Delivery (10)

(H)	Form of Subscription Agent Agreement (10)
(e)	Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan of Registrant (2)

(f)	Not applicable

(g)	Investment Advisory Agreement between Registrant and Gabelli Funds, LLC (6)

(h)	Not applicable

(i)	Not applicable

(j)	Custodian Contract between Registrant and Mellon Trust of New England, N.A. (6)

(k)	(i) Registrar, Transfer Agency and Service Agreement between Registrant and Computershare Shareholder Services, Inc. (6)
(ii)	Transfer Agent and Registrar Services Fee Agreement between Registrant and Computershare Shareholder Services, Inc. (6)
(l)	(i) Opinion and Consent of Willkie Farr & Gallagher LLP (10)
(ii)	Opinion and Consent of Venable LLP (10)
(m)	Not applicable

(n)	(i) Consent of Independent Registered Public Accounting Firm (10)
(ii)	Powers of Attorney (9)

(o)	Not applicable

(p)	Not applicable

(q)	Not applicable

(r)	Codes of Ethics of the Fund and the Adviser (4)
1.	Incorporated by reference to the Fund’s annual report appended to the Registrant’s Form N-CSR for the year ended December 31, 2004, File No. 811-4700 filed with the Securities and Exchange Commission on March 10, 2005.

2.	Incorporated by reference to the Registrant’s Pre-Effective Amendment No. 2 to the Fund’s Registration Statement on Form N-2 Nos. 333-45951 and 811-4700; as filed with the Securities and Exchange Commission on February 10, 1998.

3.	Incorporated by reference to the Registrant’s Pre-Effective Amendment No. 1 to the Fund’s Registration Statement on Form N-2 Nos. 333-47012 and 811-4700; as filed with the Securities and Exchange Commission on June 11, 2001.

4.	Incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 Nos. 333-62323 and 811-4700; as filed with the Securities and Exchange Commission on December 12, 2000.

5.	Incorporated by reference to the Registrant’s Pre-Effective Amendment No. 3 to the Fund’s Registration Statement on Form N-2 Nos. 333-86554 and 811-4700; as filed with the Securities and Exchange Commission on June 25, 2002.

6.	Incorporated by reference to the Registrant’s Pre-Effective Amendment No. 1 to the Fund’s Registration Statement on Form N-2 Nos. 333-62323 and 811-4700; as filed with the Securities and Exchange Commission on October 13, 1995.

7.	Incorporated by reference to the Registrant’s Pre-Effective Amendment No. 2 to the Fund’s Registration Statement on Form N-2 Nos. 333-106081 and 811-4700; as filed with the Securities and Exchange Commission on October 7, 2003.

8.	Incorporated by reference to the Registrant’s Registration Statement on Form N-14 (No. 333-126111) as filed with the Securities and Exchange Commission on June 24, 2005.

9.	Incorporated by reference to the Registrant’s Registration Statement on Form N-2 Nos. 333-127724 and 811-04700, as filed with the Securities and Exchange Commission on August 19, 2005.

10.	Filed herewith.

11.	Incorporated by reference to the Fund’s semi-annual report appended to the Registrant’s N-CSRS for the period ended June 30, 2005, File No. 811-09243, filed with the Securities and Exchange Commission on September 8, 2005.

Item 26.   Marketing Arrangements
     Not applicable.

EXHIBIT LIST

2(a)	(v)	Articles of Amendment dated September 12, 2005 to the Articles of Incorporation

2(b)	By-Laws of Registrant

2(d)	(i) (F) Form of Subscription Certificate

(G)	Form of Notice of Guaranteed Delivery

(H)	Form of Subscription Agent Agreement

2(l)	(i) Opinion and Consent of Willkie Farr & Gallagher LLP
(ii)	Opinion and Consent of Venable LLP

(n)	(i) Consent of Independent Registered Public Accounting Firm

Item 27.   Other Expenses of Issuance and Distribution
The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

SEC registration fees	$16,949
New York Stock Exchange listing fee	$40,000
Rights Agent fees	$150,000
Printing expenses	$100,000
Postage and mailing expenses	$113,234
Auditing fees and expenses	$10,000
Legal fees and expenses	$125,000
Miscellaneous	$44,817

Total	$600,000
Item 28.   Persons Controlled by or Under Common Control with Registrant
     NONE
Item 29.   Number of Holders of Securities as of June 30, 2005

Class of Stock	Number of Record Holders
Common Stock	75,929
Series B Preferred	8,637
Series C Auction Rate Preferred	546
Series D Preferred	3,592
Series E Auction Rate Preferred	186
Item 30.   Indemnification
     The response to this Item is incorporated by reference to the caption “Limitation of Officers’ and Directors’ Liability” in the Part B of this Registration Statement.
     Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that, in the opinion of the Commission, such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31.   Business and Other Connections of Investment Adviser
     The Investment Adviser, a limited liability company organized under the laws of the State of New York, acts as investment adviser to the Registrant. The Registrant is fulfilling the requirement of this Item 30 to provide a list of the officers and directors of the Investment Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Investment Adviser or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Investment Adviser filed with the commission pursuant to the Investment Advisers Act of 1940 (Commission File No. 801-37706).
Item 32.   Location of Accounts and Records
     The accounts and records of the Registrant are maintained in part at the office of the Investment Adviser at One Corporate Center, Rye, New York 10580-1422, in part at the offices of the Custodian, Mellon Trust of New England, N.A., 135 Santilli Highway, Everett, Massachusetts 02149, in part at the offices of the Fund’s Administrator, PFPC, Inc, 3200 Horizon Drive, King of Prussia, Pennsylvania 19406, and in part at the offices of Computershare Shareholder Services, Inc., N.A., PO Box 43025, Providence, RI 02940-3025.
Item 33.   Management Services
     Not applicable.
Item 34.   Undertakings
1.	Registrant undertakes to suspend the offering of shares until the prospectus is amended, if subsequent to the effective date of this registration statement, its net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.	Not applicable.

3.	Not applicable.

4.	Not applicable.

5.	1.	Registrant undertakes that, for the purpose of determining any liability under the Securities Act the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) will be deemed to be a part of the Registration Statement as of the time it was declared effective.

	2.	Registrant undertakes that, for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.
6.	Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information constituting Part B of this Registration Statement.

SIGNATURES
     As required by the Securities Act of 1933 and the Investment Company Act of 1940, this Registrant’s Registration Statement has been signed on behalf of the Registrant, in the City of Rye, State of New York, on the 14th day of September, 2005.

THE GABELLI EQUITY TRUST INC.
By:	/s/ Bruce N. Alpert
Bruce N. Alpert
Principal Executive Officer and Principal Financial Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities set forth below on the 14th day of September, 2005.

Signature	Title	Date

Mario J. Gabelli	Director and Chairman
Thomas E. Bratter	Director
/s/ Anthony J. Colavita Anthony J. Colavita	Director	September 14, 2005
/s/ James P. Conn James P. Conn	Director	September 14, 2005
/s/ Frank J. Fahrenkopf Frank J. Fahrenkopf, Jr.	Director	September 14, 2005

Signature	Title	Date

Arthur V. Ferrara	Director

/s/ Karl Otto Pohl Karl Otto Pohl	Director	September 14, 2005

/s/ Anthony R. Pustorino Anthony R. Pustorino	Director	September 14, 2005

/s/ Salvatore J. Zizza Salvatore J. Zizza	Director	September 14, 2005

/s/ Bruce N. Alpert Bruce N. Alpert Attorney-in-Fact